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Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

        This Agreement, dated as of the "Effective Date" (being defined as the date that the last party signed this Agreement as shown by the date set forth next to said party's signature below), is between CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership and CW INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership (each a "Selling Entity" and collectively, "Seller"), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership ("Buyer").

ARTICLE I

PURCHASE AND SALE OF PROPERTY

  Section 1.1    Sale.

        Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, all of Seller's right, title and interest in and to the following property (collectively, the "Property"):

          (a)   Real Property. That certain real property generally described on Exhibit A-1 attached hereto and made a part hereof, as more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"), together with (1) all improvements located thereon (the "Improvements"), (2) all rights, benefits, privileges, easements, tenements, hereditaments, rights-of-way and other appurtenances thereon or in any way appertaining thereto, including all mineral rights, development rights, air and water rights, and (3) all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining such Land (collectively, the "Real Property");

          (b)   Leases. All of the landlord's interest in and to all of the Leases (as defined in Section 2.1(b) below) of the Real Property, including Leases entered into after the date of this Agreement as permitted by this Agreement;

          (c)   Tangible Personal Property. All of the equipment, machinery, furniture, furnishings, supplies and other tangible personal property, if any, owned by Seller and now or hereafter located on and used exclusively in the operation, ownership or maintenance of the Real Property (collectively, the "Tangible Personal Property"), but specifically excluding from the Tangible Personal Property (1) any items of personal property owned by tenants of the Property, (2) any items of personal property in Seller's property management office, if any, located on the Real Property, (3) any items of personal property owned by third parties and leased to Seller, and (4) proprietary computer software, systems and equipment and related licenses used in connection with the operation or management of the Property. Seller will provide to Buyer any list which is in Seller's possession of such Tangible Personal Property within the Delivery Period as defined in Section 2.1 below; and

          (d)   Intangible Personal Property. To the extent assignable at no cost to Seller, all intangible personal property, if any, owned by Seller and related to the Real Property and the Improvements, including, without limitation: any trade names and trademarks associated with the Real Property and the Improvements (but specifically excluding the name "RREEF" and any derivatives thereof); any plans and specifications and other architectural and engineering drawings for the Improvements; any warranties; any Service Contracts (as defined in Section 2.1(b) below) and other contract rights related to the Property (but only to the extent Seller's obligations thereunder are expressly assumed by Buyer pursuant to the Assignment of Leases as defined in

  Section 8.3(a)(3) below); and any governmental permits, approvals and licenses (including any pending applications) (collectively, the "Intangible Personal Property").

          (e)   Ground Lease Interest. The lessee's interest of Selling Entity, Cabot Industrial Venture B, LLC, in that certain Ground Lease dated May     , 2001 between Cabot Industrial Properties, L.P. ("Ground Lessor") and Meadows Business Center, LLC (predecessor in interest to Cabot Industrial Venture B, LLC), as assigned by Meadows Business Center, LLC to Cabot Industrial Venture B, LLC ("Ground Lessee"), as evidenced by Memorandum of Ground Lease and of Assignment between Ground Lessor and Ground Lessee undated, filed for record July 8, 2003 recorded in Deed Book 2875, page 352, Forsyth County, Georgia records, as subordinated by that certain Subordination of Ground Lease form Ground Lessee, Ground Lessor and Archon Financial, L.P. dated as of June 25, 2003, recorded July 8, 2003 in Deed Book 2875, page 476 aforesaid records (the "Ground Lease"). The Ground Lease was entered into in order to satisfy certain parking obligations of Ground Lessee in its Lease of 5925 Cabot Parkway, Alpharetta, Georgia 30005 to Ciena Corporation. Seller shall use its good faith efforts to obtain the consent of Ground Lessor to the assignment of the Ground Lease to Buyer. It shall be a condition of Closing that Seller obtain Ground Lessor's consent to said assignment.

        For purposes of this Agreement: (i) the term "Parcel" means each separate parcel of land identified on Exhibit A attached hereto, (ii) the term "Building" means, collectively, a Parcel, the Improvements located on such Parcel and the Personal Property and Intangible Property associated with such Parcel and Improvements.

        Notwithstanding any other provision of this Agreement to the contrary, Buyer acknowledges and agrees that each Selling Entity comprising Seller is only the owner of those Buildings identified on Exhibit A-1 as being owned by such Selling Entity, and that such Selling Entities do not have any ownership interest in any of the other Buildings. Wherever in this Agreement the obligations of Seller are set forth or Seller shall make a representation, warranty or certification, such obligations, warranties, representations and certifications of Seller shall be made by and binding upon each Selling Entity only as to that portion of the Property that it owns. Buyer and each Selling Entity acknowledge that this Agreement has been entered into as a single agreement rather than multiple agreements between Buyer and each Selling Entity as a matter of convenience and simplicity, and the liabilities and duties of each Selling Entity hereunder shall be independent and several, and not joint, in the same manner as if each Selling Entity had entered into a separate agreement with Buyer for the Real Property owned by each Selling Entity; provided, however, that the purchase and sale of the Property must occur simultaneously as part of a single transaction in accordance with the terms of this Agreement (except as may be expressly provided to the contrary contained herein).

  Section 1.2    Purchase Price.

          (a)   The purchase price of the Property is TWO HUNDRED SIXTY SIX MILLION FIVE HUNDRED THOUSAND and xx/100 DOLLARS ($266,500,000.00) (the "Purchase Price"). Buyer shall allocate the Purchase Price to each Building is set forth on Exhibit A-1 at or prior to Closing.

          (b)   The Purchase Price shall be paid as follows:

            (1)   Within two (2) business days after the Effective Date, Buyer shall deposit in escrow with Chicago Title Insurance Company (the "Escrow Agent") cash or other immediately available funds in the amount of TWO MILLION and xx/100 DOLLARS ($2,000,000.00) (the "Initial Deposit"). If Buyer delivers a waiver notice under Section 2.2 to Seller prior to the expiration of the Contingency Period, Buyer shall deposit in escrow with the Escrow Agent an additional amount of EIGHT MILLION and xx/100 DOLLARS ($8,000,000.00) (the "Additional Deposit") in cash or other immediately available funds within one (1) business day after the expiration of the Contingency Period. The Initial Deposit and the Additional

    Deposit (if and when the Additional Deposit is deposited by Buyer with the Escrow Agent as provided hereunder) are collectively referred to herein as the "Deposit".

        The Deposit shall be held in an interest bearing account and all interest thereon, less investment fees, if any, shall be deemed a part of the Deposit. If the sale of the Property as contemplated hereunder is consummated, then the Deposit shall be paid to Seller at the Closing (as defined below) and credited against the Purchase Price. IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED DUE TO SELLER'S DEFAULT HEREUNDER, THEN BUYER MAY ELECT, AS BUYER'S SOLE AND EXCLUSIVE REMEDY, EITHER TO: (1) TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE DEPOSIT, IN WHICH EVENT NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER EXCEPT AS PROVIDED IN SECTIONS 6.1, 9.3 AND 9.9 BELOW, OR (2) ENFORCE SPECIFIC PERFORMANCE OF THIS AGREEMENT. BUYER SHALL NOT HAVE ANY OTHER RIGHTS OR REMEDIES HEREUNDER AS A RESULT OF ANY DEFAULT BY SELLER PRIOR TO CLOSING, AND BUYER HEREBY WAIVES ANY OTHER SUCH REMEDY AS A RESULT OF A DEFAULT HEREUNDER BY SELLER. IF THE SALE IS NOT CONSUMMATED DUE TO ANY DEFAULT BY BUYER HEREUNDER, THEN SELLER SHALL RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A FAILURE TO CONSUMMATE THIS SALE DUE TO BUYER'S DEFAULT PRIOR TO CLOSING, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN SUCH EVENT. BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION. THE FOREGOING IS NOT INTENDED TO LIMIT BUYER'S OBLIGATIONS UNDER SECTIONS 6.1, 9.3 AND 9.9.

INITIALS:	SELLER	BUYER

            (2)   The balance of the Purchase Price (plus or minus the prorations pursuant to Section 8.5 hereof) shall be paid to Seller in cash or by wire transfer of other immediately available funds at the consummation of the purchase and sale contemplated hereunder (the "Closing").

ARTICLE II

CONDITIONS

  Section 2.1    Buyer's Conditions Precedent.

        Subject to the provisions of Section 9.3 hereof, Seller has provided and/or shall provide Buyer and its consultants and other agents and representatives with access to the Property to perform Buyer's inspections and review and determine the present condition of the Property. Seller has delivered or made available to Buyer at Seller's offices or at the Real Property, or shall within the Delivery Period (as defined below) deliver or make available to Buyer at Seller's offices or at the Real Property, copies of all Due Diligence Materials (as defined in Section 2.2 below) in Seller's possession, except as otherwise specifically provided herein. Notwithstanding anything to the contrary contained herein, the Due Diligence Materials shall expressly exclude (i) those portions of the Due Diligence Materials that would disclose Seller's cost of acquisition of the Real Property, or cost of construction of the Improvements and related soft costs, or any estimates of costs to repair, replace, remediate or maintain the Real Property, (ii) any reports, presentations, summaries and the like prepared for any of Seller's boards, committees, partners or investors in connection with its consideration of the acquisition of the Real Property, construction of the Improvements or sale of the Property, (iii) any proposals, letters of intent, draft contracts or the like prepared by or for other prospective purchasers of the Property or any part thereof, (iv) Seller's internal memoranda, attorney-client privileged materials, internal appraisals, structural or physical inspection reports, and (v) any information which is the subject of a confidentiality agreement between Seller and a third party (the items described in clauses (i), (ii) (iii), (iv) and (v) being collectively referred to as the "Confidential Information"). The "Delivery Period" shall mean the period which ends five (5) days after the Effective Date. Buyer's obligation to purchase the Property is conditioned upon Buyer's review and approval of the following, within the applicable time periods described in Sections 2.2 and 4.1 hereof:

          (a)   Title to the Property and survey matters in accordance with Article IV below.

          (b)   The Due Diligence Materials, including, but not limited to, tenant leases, any guaranties thereof and any other occupancy agreements, and all amendments and modifications thereof (collectively, the "Leases") affecting the Property, and of all contracts pertaining to the operation of the Property, including all management, leasing, service and maintenance agreements, and equipment leases (collectively, the "Service Contracts") and the Ground Lease.

          (c)   The physical condition of the Property.

          (d)   The zoning, land use, building, environmental and other statutes, rules, or regulations applicable to the Property.

          (e)   The tenant correspondence files, operating statements and books and records pertaining to the operation of the Property in each case for each of the three (3) most recent years during which the Property has been owned by Seller and for the current year (to the extent available), current real estate tax bills, any warranties, licenses, permits, certificates of occupancy, plans and specifications, and any current rent roll, current accounts receivable schedule and list of Tangible Personal Property in such form as Seller shall have in its possession for the Property, current tenant financial information and other agreements or documents pertaining to the Property which will be binding on Buyer after Closing.

          (f)    Any other matters Buyer deems relevant to the Property.

  Section 2.2    Contingency Period.

        Buyer shall have from the Effective Date until August 16, 2004 (such period being referred to herein as the "Contingency Period") to review and approve the matters described in Sections 2.1(b)-(f) above in Buyer's sole discretion (title and survey review and approval shall be governed by the provisions of Section 4.1 below). If Buyer determines to proceed with the purchase of the Property, then Buyer shall, before the end of the Contingency Period, so notify Seller in writing, in which case Buyer shall be deemed to have approved all of the matters described in Sections 2.1(a)-(f) above (subject to the provisions of Section 4.1 below as to title and survey matters), including, without limitation, all documents, Service Contracts and other contracts, agreements, Leases, reports and other items and materials related to the Property prepared by or on behalf of Seller (collectively, the "Due Diligence Materials"), and the Deposit shall become nonrefundable except as expressly provided herein. If before the end of the Contingency Period Buyer fails to give Seller such written notice, then Buyer shall be deemed to have elected to terminate this Agreement, the Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below.

ARTICLE III

BUYER'S EXAMINATION

  Section 3.1    Representations and Warranties of Seller.

        Subject to the disclosures contained in Schedule 1 attached hereto and made a part hereof (the "Disclosure Items"), matters contained in the Due Diligence Materials, and any matters of public record where the Property is located, Seller hereby makes the following representations and warranties with respect to the Property. Notwithstanding anything to the contrary contained herein or in any document delivered in connection herewith, Seller shall have no liability with respect to the Disclosure Items.

          (a)   Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

          (b)   Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") and any related regulations.

          (c)   Subject to the provisions of Section 9.18 below, (i) this Agreement has been, and all documents executed by Seller which are to be delivered to Buyer at Closing will be, duly authorized, executed and delivered by Seller, and (ii) this Agreement does not and such other documents will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller's knowledge, the Property is subject.

          (d)         (i)     The only Leases in force for the Property are set forth in a tenant list attached hereto as Exhibit B and made a part hereof (or, if not attached, which Seller shall deliver to Buyer within the Delivery Period and which at that time will be attached hereto as Exhibit B and made a part hereof), and to the best of Seller's knowledge, Seller has received no written notice of any default by Seller with respect to such Leases which has not been cured. The copies of the Leases provided to Buyer pursuant to Section 2.1 constitute true and complete copies of such Leases.

            (ii)   Seller shall deliver the Ground Lease to Buyer within the Delivery Period, and to the best of Seller's knowledge, Seller has received no written notice of any default by Seller with respect to the Ground Lease which has not been cured. The copy of the Ground Lease provided to Buyer pursuant to Section 2.1 constitutes a true and complete copy of the Ground Lease.

          (e)   To the best of Seller's knowledge, the only Service Contracts in effect for the Property are set forth in a list of Service Contracts attached hereto as Exhibit G and made a part hereof (or, if not attached, which Seller shall deliver to Buyer within the Delivery Period and which at that time will be attached hereto as Exhibit G and made a part hereof).

          (f)    To the best of Seller's knowledge, there is no litigation or governmental proceeding (including, but not limited to any condemnation proceeding) pending or threatened with respect to the Property, or with respect to Seller which impairs Seller's ability to perform its obligations under this Agreement, except for any personal injury or property damage action for which there is adequate insurance coverage.

          (g)   To the best of Seller's knowledge, Seller has received no written notice from any governmental authority of any violation of any law applicable to the Property (including, without limitation, any Environmental Law as defined in Section 3.6(a)(2) below) that has not been corrected.

          (h)   To the best of Seller's knowledge, all of the Due Diligence Materials delivered or made available by Seller to Buyer in connection with the Property are complete copies of such items in Seller's possession which are used by Seller in the operation of the Property.

          (i)    Seller has been duly organized, is validly existing, and is in good standing in the state in which it was formed, and, if so required to, is qualified to do business in the state in which the Real Property is located.

          (j)    Seller is not an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. § 2510.3-101 of any such employee benefit plan or plans.

        Each of the representations and warranties of Seller contained in this Section 3.1: (1) shall be deemed remade, and shall be true in all material respects as of the date of Closing, subject in each case to (A) any Exception Matters (as defined below), (B) the Disclosure Items, and (C) other matters expressly permitted in this Agreement or otherwise specifically approved in writing; and (2) shall survive the Closing as provided in Section 3.3 below.

  Section 3.2    No Liability for Exception Matters.

        As used herein, the term "Exception Matter" shall refer to a matter which would make a representation or warranty of Seller contained in this Agreement untrue or incorrect and which is disclosed to Buyer in the Due Diligence Materials, the Disclosure Items, or otherwise, or is a matter of public record, or is otherwise discovered by Buyer before the Closing, including, without limitation, matters disclosed in any tenant estoppel certificate or from interviews with tenants, property managers or any other person. If Buyer first obtains knowledge of any material Exception Matter after the close of the Contingency Period and prior to Closing and such Exception Matter was not contained in the Due Diligence Materials, the Disclosure Items or is not a matter of public record, Buyer's sole remedy shall be to terminate this Agreement on the basis thereof, upon written notice to Seller within the earlier of (a) five (5) days following Buyer's discovery of such Exception Matter or (b) the Closing, which ever occurs first, in which event the Deposit shall be returned to Buyer, unless within five (5) days after receipt of such notice or by the Closing, as the case may be, Seller notifies Buyer in writing that it elects to attempt to cure or remedy such Exception Matter (unless such Exception Matter relates to a recognized environmental condition or a suspected recognized environmental condition, in which case Buyer does not have the obligation to accept Seller's cure), in which event there shall be no return of the Deposit unless and until Seller is unable to so cure or remedy within the time period set forth below. Seller shall be entitled to extend the Closing Date (as defined in Section 8.2 below) for up to fifteen (15) business days in order to attempt to cure or remedy any Exception Matter. Buyer's failure to give notice within five (5) days after it has obtained knowledge of a material Exception Matter shall be deemed a waiver by Buyer of such Exception Matter. Seller shall have no obligation to cure or remedy any Exception Matter, even if Seller has notified Buyer of Seller's election to attempt to cure or remedy any Exception Matter (except as specifically provided in Section 4.1(c) hereof), and, subject to Buyer's right to terminate this Agreement as set forth above, Seller shall have no liability whatsoever to Buyer with respect to any Exception Matters. Upon any termination of this Agreement, neither party shall have any further rights nor obligations hereunder, except as provided in Sections 6.1, 9.3 and 9.9 below. If Buyer obtains knowledge of any Exception Matter before the Closing, but nonetheless elects to proceed with the acquisition of the Property, Seller shall have no liability with respect to such Exception Matter, notwithstanding any contrary provision, covenant, representation or warranty contained in this Agreement or in any Other Documents (as defined in Section 9.19 below).

  Section 3.3    Survival of Seller's Representations and Warranties of Sale.

        The representations and warranties of Seller contained herein or in any Other Documents shall survive for a period of six (6) months after the Closing. Any claim which Buyer may have against Seller for a breach of any such representation or warranty, whether such breach is known or unknown, which is not specifically asserted by written notice to Seller within such six (6) month period shall not be valid or effective, and Seller shall have no liability with respect thereto.

  Section 3.4    Seller's Knowledge.

        For purposes of this Agreement and any document delivered at Closing, whenever the phrase "to the best of Seller's knowledge" or the "knowledge" of Seller or words of similar import are used, they shall be deemed to mean and are limited to the current actual knowledge only of Peter F. Feinberg, at the times indicated only, and not any implied, imputed or constructive knowledge of such individual(s) or of Seller or any Seller Related Parties (as defined in Section 3.7 below), and without any independent investigation or inquiry having been made or any implied duty to investigate, make any inquiries or review the Due Diligence Materials other than due inquiry to the property manager of each project. Furthermore, it is understood and agreed that such individual(s) shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby.

  Section 3.5    Representations and Warranties of Buyer.

        Buyer represents and warrants to Seller as follows:

          (a)   This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

          (b)   Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

          (c)   Buyer has been duly organized, is validly existing and is in good standing in the state in which it was formed, and, if required to do so, is qualified to do business in the state in which the Real Property is located. This Agreement has been, and all documents executed by Buyer which are to be delivered to Seller at Closing will be, duly authorized, executed and delivered by Buyer.

          (d)   Buyer is purchasing the Property as investment rental property, and not for Buyer's own operations or use.

          (e)   Buyer is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (f)    Other than Seller's Broker (as defined in Section 6.1 below), Buyer has had no contact with any broker or finder with respect to the Property.

        Each of the representations and warranties of Buyer contained in this Section shall be deemed remade by Buyer as of the Closing and shall survive the Closing.

  Section 3.6    Buyer's Independent Investigation.

          (a)   By Buyer electing to proceed under Section 2.2, Buyer will be deemed to have acknowledged and agreed that it has been given a full opportunity to inspect and investigate each and every aspect of the Property, either independently or through agents of Buyer's choosing, including, without limitation:

            (1)   All matters relating to title and survey, together with all governmental and other legal requirements such as taxes, assessments, zoning, use permit requirements and building codes.

            (2)   The physical condition and aspects of the Property, including, without limitation, the interior, the exterior, the square footage within the improvements on the Real Property and within each tenant space therein, the structure, seismic aspects of the Property, the foundation, roof, paving, parking facilities, utilities, and all other physical and functional aspects of the Property. Such examination of the physical condition of the Property shall include an examination for the presence or absence of Hazardous Materials, as defined below, which shall be performed or arranged by Buyer (subject to the provisions of Section 9.3 hereof) at Buyer's sole expense. For purposes of this Agreement, "Hazardous Materials" shall mean inflammable explosives, radioactive materials, asbestos, asbestos-containing materials, polychlorinated biphenyls, lead, lead-based paint, radon, under and/or above ground tanks, hazardous materials, hazardous wastes, hazardous substances, oil, or related materials, which are listed or regulated in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 6901, et seq.), the Resources Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Clean Water Act (33 U.S.C. Section 1251, et seq.), the Safe Drinking Water Act (14 U.S.C. Section 1401, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), and the Toxic Substance Control Act (15 U.S.C. Section 2601, et seq.), and the following for any Property located in the State of California, the California Hazardous Waste Control Law (California Health and Safety Code Section 25100, et seq.), the Porter-Cologne Water Quality Control Act (California Water Code Section 13000, et seq.), and the Safe Drinking Water and Toxic Enforcement Act of 1986 (California Health and Safety Code Section 25249.5, et seq.) and any other applicable federal, state or local laws (collectively, "Environmental Laws").

            (3)   Any easements and/or access rights affecting the Property.

            (4)   The Leases and all matters in connection therewith, including, without limitation, the ability of the tenants to pay the rent and the economic viability of the tenants.

            (5)   The Service Contracts and any other documents or agreements of significance affecting the Property.

            (6)   All other matters of material significance affecting the Property, including, but not limited to, the Due Diligence Materials.

          (b)   Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Buyer in connection with the transaction contemplated hereby. Buyer acknowledges and agrees that all materials, data and information delivered by Seller to Buyer in connection with the transaction contemplated hereby are provided to Buyer as a convenience only and that any reliance on or use of such materials, data or information by Buyer shall be at the sole risk of Buyer, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Buyer acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Buyer shall be for general informational purposes only, (b) Buyer shall not have any right to rely on any such report delivered by Seller to Buyer (unless the environmental consultant subsequently provides a reliance letter to Buyer, but in no event shall Seller have any liability to Buyer arising out of said reliance letter), but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Buyer with respect thereto, (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Buyer shall have any liability to Buyer for any inaccuracy in or omission from any such report and (d) the failure to deliver any report as to the environmental or other condition of the Property, including any proposal for work at the Property which was not performed by Seller, shall not be actionable by Buyer under this Agreement or otherwise.

          (c)   EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3.1 ABOVE AND ELSEWHERE IN THIS AGREEMENT, BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT SELLER IS SELLING AND BUYER IS PURCHASING THE PROPERTY ON AN "AS IS WITH ALL FAULTS" BASIS AND THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ANY SELLER RELATED PARTIES, OR THEIR AGENTS OR BROKERS, OR ANY OTHER PERSON ACTING OR PURPORTING TO ACT ON BEHALF OF SELLER, AS TO ANY MATTERS CONCERNING THE PROPERTY, INCLUDING WITHOUT LIMITATION: (i) the quality, nature, adequacy and physical condition and aspects of the Property, including, but not limited to, the structural elements, seismic aspects of the Property, foundation, roof, appurtenances, access, landscaping, parking facilities and the electrical, mechanical, HVAC, plumbing, sewage, and utility systems, facilities and appliances, the square footage within the improvements on the Real Property and within each tenant space therein, (ii) the quality, nature, adequacy, and physical condition of soils, geology and any groundwater, (iii) the existence, quality, nature, adequacy and physical condition of utilities serving the Property, (iv) the development potential of the Property, and the Property's use, habitability, merchantability, or fitness, suitability, value or adequacy of the Property for any particular purpose, (v) the zoning or other legal status of the Property or any other public or private restrictions on use of the Property, (vi) the compliance of the Property or its operation with any applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions of any governmental or quasi-governmental entity or of any other person or entity, (vii) the presence of Hazardous Materials on, under or about the Property or the adjoining or neighboring property, (viii) the quality of any labor and materials used in any improvements on the Real Property, (ix) the condition of title to the Property, (x) the Leases, Service Contracts, or other documents or agreements affecting the Property, or any information contained in any rent roll furnished to Buyer for the Property, (xi) the value, economics of the operation or income potential of the Property, or (xii) any other fact or condition which may affect the Property, including without limitation, the physical condition, value, economics of operation or income potential of the Property.

  Section 3.7    Release.

          (a)   Without limiting the above, and subject to the representations and warranties of Seller contained in Section 3.1 hereof, Buyer on behalf of itself and its successors and assigns waives its right to recover from, and forever releases and discharges, Seller, Seller's affiliates, Seller's investment advisor, the partners, trustees, beneficiaries, shareholders, members, managers, directors, officers, employees and agents and representatives of each of them, and their respective heirs, successors, personal representatives and assigns (collectively, the "Seller Related Parties"), from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including, without limitation, court costs and attorneys' fees and disbursements), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with (i) the physical condition of the Property including, without limitation, all structural and seismic elements, all mechanical, electrical, plumbing, sewage, heating, ventilating, air conditioning and other systems, the environmental condition of the Property and the presence of Hazardous Materials on, under or about the Property, or (ii) any law or regulation applicable to the Property, including, without limitation, any Environmental Law and any other federal, state or local law.

          (b)   For Properties located in the State of California, in connection with Section 3.7(a) above, Buyer expressly waives the benefits of Section 1542 of the California Civil Code, which provides as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." BUYER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE IN CONNECTION WITH THIS AGREEMENT, AND THAT SUCH COUNSEL HAS EXPLAINED TO BUYER THE PROVISIONS OF THIS SECTION 3.7. BY INITIALING BELOW, BUYER CONFIRMS IT HAS AGREED TO THE PROVISIONS OF THIS SECTION 3.7.

          BUYER'S INITIALS:

  Section 3.8    Survival.

        The provisions of this Article III shall survive the Closing subject to the limitations and qualifications contained in such provisions and in Sections 9.11 and 9.19 hereof.

ARTICLE IV

TITLE

  Section 4.1    Conditions of Title.

          (a)   Seller has ordered updated preliminary title reports or commitments for each Property (collectively, the "Title Report") from Chicago Title Insurance Company (the "Title Company"), which shall be made available to Buyer, together with copies of all underlying documents relating to title exceptions referred to therein, promptly upon Seller's receipt thereof. Buyer acknowledges that the Title Company is posting the Title Reports and copies of title documents on its website, to which Buyer shall have access, and which access shall be deemed delivery thereof by Seller. Seller shall also furnish to Buyer within the Delivery Period any existing surveys of the Property in Seller's possession. Buyer shall immediately order any plat or survey of the Property or any update thereto from a duly licensed surveyor (the "Survey") if desired by Buyer or if necessary to support the issuance of the Title Policy (as defined in Section 4.2 below). Buyer shall provide to Seller a copy of the Survey, which shall be certified to the Title Company, Buyer and Seller. Buyer shall pay the entire cost of the Survey. If Closing does not occur, Buyer shall, if Seller so requests, assign to Seller all contract rights Buyer has with the surveyor and in such event Seller shall reimburse Buyer for the cost of the Survey.

          (b)   By August 16, 2004 (the "Title Review Date"), Buyer shall furnish Seller with a written statement of objections, if any, to the title to the Property, including, without limitation, any objections to any matter shown on the Survey (collectively, "Objections"). Buyer agrees that it shall diligently pursue its review of title and survey for each Building, and that upon completion of review of title and survey of one Building, that it shall provide any objections for said Building, rather than wait until Buyer reviews title and survey for all Buildings before Buyer begins sending its objections to Seller. In the event the Title Company amends or updates the Title Report after the Title Review Date (each, a "Title Report Update"), Buyer shall furnish Seller with a written statement of Objections to any matter first raised in a Title Report Update within three (3) business days after its receipt of such Title Report Update (each, a "Title Update Review

  Period"). Should Buyer fail to notify Seller in writing of any Objections in the Title Report prior to the Title Review Date, or to any matter first disclosed in a Title Report Update prior to the Title Update Review Period, as applicable, Buyer shall be deemed to have approved such matters which shall be considered to be "Conditions of Title" as defined in Section 4.1(e) below.

          (c)   If Seller receives a timely Objection in accordance with Section 4.1(b) ("Buyer's Notice"), Seller shall have the right, but not the obligation, within five (5) business days after receipt of Buyer's Notice ("Seller's Response Period"), to elect to attempt to cure any such matter upon written notice to Buyer ("Seller's Response"), and may extend the Closing Date for up to fifteen (15) business days to allow such cure. If Seller does not give any Seller's Response, Seller shall be deemed to have elected not to attempt to cure any such matters. Notwithstanding the foregoing, Seller shall in any event be obligated to cure all matters or items (i) that are mortgage or deed of trust liens or security interests or other voluntary liens against the Property, in each case granted by Seller (and not tenants of the Property or other third parties), (ii) real estate tax liens, other than liens for taxes and assessments not yet delinquent, (iii) claims of mechanic's or materialmen's liens under contracts entered into by Seller, which may be cured by Seller bonding over said liens, (iv) judgment liens against Seller, which may be cured by Title Company insuring Buyer against collection and (v) that have been voluntarily placed against the Property by Seller (and not tenants of the Property or other third parties) after the date of this Agreement and that are not otherwise permitted pursuant to the provisions hereof. Seller shall be entitled to apply the Purchase Price towards the payment or satisfaction of such liens, and may cure any Objection by causing the Title Company to insure against collection of the same out of the Property.

          (d)   If Seller elects (or is deemed to have elected) not to attempt to cure any Objections raised in any Buyer's Notice timely delivered by Buyer to Seller pursuant to Section 4.1(b), or if Seller notifies Buyer that it elects to attempt to cure any such Objection but then does not for any reason effect such cure on or before the Closing Date as it may be extended hereunder, then Buyer, as its sole and exclusive remedy, shall have the option of terminating this Agreement by delivering written notice thereof to Seller within three (3) business days after (as applicable) (i) its receipt of Seller's Response stating that Seller will not attempt to cure any such Objection or (ii) the expiration of Seller's Response Period if Seller does not deliver a Seller's Response or (iii) Seller's failure to cure by the Closing Date (as it may be extended hereunder) any Objection which Seller has previously elected to attempt to cure pursuant to a Seller's Response. In the event of such a termination, the Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below. If no such termination notice is timely received by Seller hereunder, Buyer shall be deemed to have waived all such Objections in which event those Objections shall become "Conditions of Title" under Section 4.1(e). If the Closing is not consummated for any reason other than Seller's default hereunder, Buyer shall be responsible for any title or escrow cancellation charges.

          (e)   At the Closing, Seller shall convey title to the Property to Buyer by deeds in the form of Exhibit C attached hereto (the "Deed") subject to no exceptions other than:

    (i)
    Interests of tenants in possession under the Leases;

    (ii)
    Matters created by, or with the written consent of, Buyer;

    (iii)
    Non-delinquent liens for real estate taxes and assessments; and

    (iv)
    Any exceptions disclosed by the Title Report and any Title Report Update which is approved or deemed approved by Buyer in accordance with this Article IV above, and any exceptions to title disclosed by the public records or which would be disclosed by an inspection and/or survey of the Property.

        All of the foregoing exceptions shall be referred to collectively as the "Conditions of Title." Subject to the terms and conditions contained elsewhere in this Agreement, by acceptance of the Deed and the Closing of the purchase and sale of the Property, (x) Buyer agrees it is assuming for the benefit of Seller all of the obligations of Seller with respect to the Conditions of Title from and after the Closing, and (y) Buyer agrees that Seller shall have conclusively satisfied its obligations with respect to title to the Property. The provisions of this Section shall survive the Closing. Notwithstanding anything to the contrary contained herein, if the legal description of any Building attached hereto as Exhibit A does not match the legal description of the Building contained in the vesting deed into Seller, then Seller reserves the right to attach the vesting deed legal description to the Deed in lieu of the Exhibit A legal description. If the legal description of any Building contained on a Survey does match either the legal description attached hereto as Exhibit A or the legal description contained in the vesting deed into Seller, then, in addition to the Deed, Seller agrees to execute a quitclaim deed containing said Exhibit A legal and/or Survey legal, so long as said legal descriptions (1) reasonably cover the same property intended to be conveyed, and (2) do not contain any property being retained by Seller.

  Section 4.2    Evidence of Title.

        Delivery of title in accordance with the foregoing shall be evidenced by the irrevocable written commitment, subject to the sole condition of payment of the premium, of the Title Company to issue, at Closing, its Owner's TLTA Policy of Title Insurance for the Texas Buildings, a Leasehold ALTA Policy of Title Insurance for the Ground Lease and an Owner's ALTA Policy of Title Insurance with extended coverage (i.e., General Exceptions 1-5 deleted to the extent permitted by the Conditions of Title) for all other Buildings in the amount of the Purchase Price showing title to the Real Property vested in Buyer, subject only to the Conditions of Title (the "Title Policy"). The Title Policy may contain such endorsements as reasonably required by Buyer provided that the issuance of such endorsements shall not be a condition to Buyer's obligations hereunder. Buyer shall pay the costs for all such endorsements. Seller shall have no obligation to provide any indemnity or agreement to the Title Company or Buyer to support the issuance of the Title Policy or any such endorsements other than an affidavit as to the existing tenants of the Property and any ongoing construction work at the Property.

ARTICLE V

RISK OF LOSS AND INSURANCE PROCEEDS

  Section 5.1    Minor Loss.

        Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (a) the cost to repair any such damage or destruction does not exceed five percent (5.0%) of the Purchase Price in the estimate of an architect or contractor selected by Seller and reasonably acceptable to Buyer or in the case of a condemnation, the diminution in the value of the remaining Property as a result of a partial threatened or completed condemnation is not material (as hereinafter defined) and (b) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible, less any sums expended by Seller toward the collection of such proceeds or awards and the restoration or repair of the Property (the nature of which restoration or repairs, but not the right of Seller to effect such restoration or repairs, shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed). If the proceeds or awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums expended to collect such proceeds or awards or to repair or restore the Property, and Seller shall retain the rights to such proceeds and awards to such extent.

        Buyer acknowledges that Seller has received a notice of condemnation from Georgia D.O.T. for 3445 Breckenridge Boulevard, Duluth, Gwinnett County, Georgia (Project HPP IM 85-2(146) I-85/SR 316 Interchange Improvements, Parcel 6B), and if Buyer waives or is deemed to have waived its termination right under Section 2.2 of this Agreement, then said condemnation is not material as hereinafter defined.

  Section 5.2    Major Loss.

        If the cost to repair the damage or destruction as specified above exceeds five percent (5.0%) of the Purchase Price in the estimate of an architect or contractor selected by Seller and reasonably acceptable to Buyer or the diminution in the value of the remaining Property as a result of a condemnation is material (as hereinafter defined), then Buyer may, at its option to be exercised within five (5) days of Buyer's receipt of the damage estimate or the commencement of condemnation proceedings, either terminate this Agreement or consummate the purchase for the full Purchase Price as required by the terms hereof. If Buyer elects to terminate this Agreement by delivering written notice thereof to Seller or fails to give Seller notice within such five (5) day period that Buyer will proceed with the purchase, then this Agreement shall terminate, the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below. If Buyer elects to proceed with the purchase, then upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible, less any sums expended by Seller toward the collection of such proceeds or awards or to restoration or repair of the Property (the nature of which restoration or repairs, but not the right of Seller to effect such restoration or repairs, shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed). If the proceeds or awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums expended to collect such proceeds or awards or to repair or restore the Property, and Seller shall retain the rights to such proceeds and awards to such extent. A condemnation shall be deemed material if as a result of the taking or if reasonably likely in a pending proceeding, any portion of any net rentable area of the Improvements, or any parking is taken which would cause the Property to be in violation of any existing laws or regulations, including but not limited to, zoning regulations, or the existing access to the Property is materially and adversely affected, permanently.

  Section 5.3    Uninsured Loss.

        In the event of uninsured damage or destruction to any portion of the Property for which Seller is unwilling to pay for the cost of repair, if the parties are unable to agree on a course of action, then Buyer shall elect by the earlier of (a) five (5) business days after written demand by Seller for Buyer to make an election or (b) Closing, to either (1) terminate this Agreement and receive a full refund of the Deposit and the parties shall have no further rights or obligations hereunder except those that expressly survive a termination, or (2) proceed to Closing without receiving any credit against the Purchase Price as a result of such uninsured damage or destruction. If Buyer fails to make a timely election or refuses to Close in such event, this Agreement shall terminate and Buyer shall receive a full refund of the Deposit, and the parties shall have no further rights or obligations hereunder except those that expressly survive a termination.

ARTICLE VI

BROKERS AND EXPENSES

  Section 6.1    Brokers.

        The parties represent and warrant to each other that no broker or finder was instrumental in arranging or bringing about this transaction except for CB Richard Ellis ("Seller's Broker"). At Closing, Seller shall pay the commission due, if any, to Seller's Broker, which shall be paid pursuant to a separate agreement between Seller and Seller's Broker. If any other person brings a claim for a commission or finder's fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such person makes his claim shall defend the other party (the "Indemnified Party") from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including without limitation, court costs and reasonable attorneys' fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 6.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.

  Section 6.2    Expenses.

        Except as expressly provided in this Agreement, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

ARTICLE VII

LEASES AND OTHER AGREEMENTS

  Section 7.1    Buyer's Approval of New Leases and Agreements Affecting the Property.

        Between the Effective Date and the Closing, Seller shall continue to lease the Property in the same manner as before the making of this Agreement, the same as though Seller were retaining the Property provided that (i) before the expiration of the Contingency Period, any new Lease executed by Seller (and any renewal, extension or expansion not subject to an agreed fixed rate) must provide for terms consistent with the "Cash Flow Assumptions" provided in the Sales Package or as otherwise approved by Buyer; and (ii) after the expiration of the Contingency Period Seller shall not enter into any new Lease or other agreement affecting the Property, or modify or terminate any existing Lease or other agreement affecting the Property, which will be binding on the Property after Closing, except as permitted or required under any Lease and except for agreements which are terminable on no more than sixty (60) days' notice without payment of any penalty or fee or other cost to Seller, without first obtaining Buyer's approval of the proposed action, which approval will not be unreasonably withheld, conditioned or delayed. In such case, Buyer shall specify in detail the reasons for its disapproval of any such proposed action. If Buyer fails to give Seller notice of its approval or disapproval of any such proposed action requiring its approval under this Section 7.1 within three (3) business days after Seller notifies Buyer of Seller's desire to take such action, then Buyer shall be deemed to have given its approval. Any new Lease or other agreement or amendment shall be on Seller's standard forms for such documents. Buyer agrees to cooperate with Seller in enabling Seller to complete any such proposed transaction requiring Buyer's approval. Prior to expiration of the Contingency Period, Seller's rights hereunder shall be subject to the Seller's giving Buyer five (5) days prior written notice before entering into any new Leases or agreements affecting the Property and in any case at least three (3) days prior to the expiration of the Contingency Period.

  Section 7.2    Tenant Improvement Costs, Leasing Commissions and Concessions.

        With respect to any new Lease or Lease modification entered into by Seller between June 21, 2004 and the Closing Date, and with respect to any renewal or extension of any Lease, whether through the exercise of an option or otherwise, occurring between such date and the Closing Date, all tenant improvement work, leasing commissions, legal fees or other expenses or grants of any free rent period or other concessions ("Leasing Costs") shall be prorated over the term of the lease, renewal or extension, based on the economic benefit to the parties hereto occurring before or after the Closing. Seller's share of such costs shall be based on the portion of economic benefit of the lease term, renewal or extension, as the case may be, occurring prior to Closing, which amount shall be a credit against the Purchase Price, and Buyer shall be responsible for the remainder of such costs. Buyer shall reimburse Seller for all such costs incurred by Seller to the extent Buyer is obligated therefor pursuant to the provisions hereof. Pursuant to the Assignment of Leases Buyer shall assume any then outstanding obligations with respect to such tenant improvements, leasing commissions and concessions. With respect to Leases or Lease modifications or renewals entered into before June 21, 2004, Seller shall be responsible for and shall pay on the Closing Date all Leasing Costs applicable to the then current term of such Leases and Lease modifications or renewals. The provisions of this Section shall survive the Closing.

  Section 7.3    Tenant Notices.

        At the Closing, Seller shall furnish Buyer with a signed notice to be given to each tenant of the Property. The notice shall disclose that the Property has been sold to Buyer, that, after the Closing, all rents should be paid to Buyer and that Buyer shall be responsible for all the tenant's security deposit. The form of the notice shall be otherwise reasonably acceptable to the parties. Buyer covenants to deliver said notices to each tenant as soon as reasonably possible after Closing. This provision shall expressly survive Closing.

  Section 7.4    Maintenance of Improvements and Operation of Property; Removal of Tangible Personal Property.

        Seller agrees to keep its customary property insurance covering the Property in effect until the Closing (provided, however, that the terms of any such coverage maintained in blanket form may be modified as Seller deems necessary). Seller shall maintain all Improvements substantially in their present condition (ordinary wear and tear, casualty and condemnation excepted), and shall operate and manage the Property in a manner consistent with Seller's practices in effect prior to the Effective Date, provided that Seller shall in no event be obligated to make any capital expenditures or repairs. Seller shall not remove any Tangible Personal Property, except as may be required for necessary repair or replacement, and replacement shall be of approximately equal quality and quantity as the removed item of Tangible Personal Property.

  Section 7.5    Service Contracts.

        Within three (3) business days prior to the expiration of the Contingency Period, Buyer will advise Seller in writing which Service Contracts Buyer will assume and which Service Contracts Buyer requests be terminated at Closing (and Buyer's failure to so advise Seller in writing shall be deemed to constitute Buyer's election to assume all such Service Contracts), provided Seller shall have no obligation to terminate, and Buyer shall be obligated to assume, any Service Contracts which by their terms cannot be terminated without penalty or payment of a fee or other cost to Seller. Seller shall deliver at Closing notices of termination of all Service Contracts that are not so assumed and Buyer shall be responsible for any charges applicable to periods commencing with the Closing. Notwithstanding the foregoing, (a) for any Service Contracts which apply to any portion of the Property plus other property owned by Seller and not included in this transaction, Seller shall not be required to assign said Service Contract, and at Closing, Seller shall exclude the applicable Property from said Service Contracts and (b) Seller shall terminate, as of the Closing Date, all existing management and leasing agreements with respect to the Property.

  Section 7.6    Master Lease.

          (a)   On the Closing Date, and subject to the consummation of the transaction contemplated herein, Buyer shall lease to Seller, and Seller shall lease from Buyer, approximately 792,486 square feet of vacant space in the portions of the Property set forth in Exhibit J (the Master Lease Schedule) (the "Master Leased Space"), at the applicable base rent and operating expense reimbursement set forth in the Master Lease Schedule and upon the other terms and conditions set forth in the Master Lease Schedule. Seller and Buyer shall execute and deliver a lease substantially in Seller's applicable current standard lease form, with appropriate modifications consistent with a master lease, pursuant to the terms of which Buyer shall lease the Master Leased Premises to Seller following the Closing (the "Master Lease"). Seller and Buyer shall negotiate the final form of such lease in good faith.

          (b)   At the Closing, an amount equal to $3,457,000.00 (the "Holdback") shall be held back from the Purchase Price and deposited into escrow with Escrow Agent pursuant to a Holdback Escrow Agreement (the "Holdback Escrow Agreement") in form reasonably acceptable to Seller, Buyer and Escrow Agent. The Holdback represents the base rent and operating expense reimbursements scheduled to be paid under the Master Lease over the entire term for all of the Master Leased Space, and the Holdback, as allocated to each vacant space, represents the maximum liability of Seller for each vacant space (i.e. the Base Rent Obligation plus the Operating Expense Obligation for each vacant space divided by the number of months of master lease for each space represents the monthly gross rent payable by Seller under the Master Lease. The Escrow Agent shall pay to Buyer out of the Holdback base rent and operating expense reimbursements as and when they become due under the Master Lease. When Buyer and a third party tenant enter into a lease for any portion of the Master Leased Space, and subsequently, when the conditions for dropping the space have been satisfied (such date being defined as the "Drop Date" below) and the Master Lease is modified to exclude such space from the Master Lease, Seller and Buyer shall instruct Escrow Agent to release to Seller the portion of the Holdback, if any, applicable to the base rent and operating expense reimbursements scheduled to be paid from the Drop Date over the remaining term of the Master Lease applicable to the dropped space. Subject to the full payment and performance by Seller of its obligations under the Master Lease, any Holdback remaining upon the expiration, or earlier termination of the Master Lease as a result of the complete substitution of space under third party leases, shall be released to Seller.

          (c)   Seller or its agent, as leasing agent under the leasing agreement described below, shall present from time to time to Buyer proposed third-party leases (together with applicable tenant financial information and other information customarily provided to institutional owners of industrial property in such packages). Buyer shall notify Seller within five business days of receipt of the package if it rejects or accepts the proposed lease, subject to confirmation of the information provided therein and agreement on the final lease form. Buyer is not obligated to enter into any third-party leases covering the Master Leased Space unless it meets the Approval Criteria set forth in Exhibit I (including the terms of the Master Lease Schedule) and the lease form and other lease terms are reasonably satisfactory to Buyer. The amounts for Tenant Improvements and Commissions in the Master Lease Schedule are the maximum amounts that can be required of Buyer under any proposed third-party lease. If a proposed third-party lease meets the Approval Criteria except that it contains Tenant Improvement and Commissions amounts in excess of those on the Master Lease Schedule, and Buyer rejects said proposal solely because of such excess costs, Seller shall have the right to pay for the following items, in which event Buyer shall accept the proposed lease: (i) any and all tenant improvements for the primary term in excess of the amounts indicated in the Master Lease Schedule, (ii) leasing commissions for the primary term in excess of the amounts indicated in the Master Lease Schedule, (iii) any rent concessions, allowances, inducements, or payments or the like, and (iv) reasonable attorneys' fees and expenses associated with the negotiation of the third-party lease.

          (d)   If, as and when Buyer executes leases to third-party tenants covering portions of the Master Lease Space, then effective as of the later date (the "Drop Date") that (i) the third-party tenant has paid its first monthly installment of base rent and (ii) the date for which the first month's rent is due, the Master Lease shall be modified to drop the portion of the space covered by such third-party lease from the space covered by the Master Lease, and reducing the rental under the Master Lease by the amount applicable to such third-party space as set forth in the Master Lease Schedule; provided, however, that any rent paid by said third party tenant prior to the Drop Date shall be credited at that time against Seller's obligations to pay rent under the Master Lease. If by Closing, a tenant has leased and is paying rent on any Master Leased Space, the parties shall adjust the Holdback amount and Master Lease to reflect said interim lease. In the event that said third-party tenant initially pays a reduced rent (i.e. at below the stabilized rent under the Lease) or receives free rent, then Escrow Agent shall pay to Buyer from the Holdback the difference between said reduced rent or free rent and the Master Lease rent, and Seller shall receive payment from the Holdback of the amount of reduced rent required to be paid by said third-party tenant.

          (e)   Buyer shall enter into a management and leasing agreement for the term of the Master Lease for each project in which all or some of the space in such project is being leased under the Master Lease, in which Seller, or its agent, shall manage and lease such projects for Buyer. If a Building that is subject to the Master Lease is part of a project (as defined in Section 8.4(a)) that contains more than one Building to be acquired by Buyer, Seller shall have the right to manage and lease all of the Buildings in the project during the Master Lease period. The management and leasing agreement shall provide for a leasing commission consistent with the Master Lease Schedule and shall be in a form reasonably acceptable to an institutional owner of industrial properties. Seller and Buyer shall negotiate the final form of such management and leasing agreement in good faith, which management fee shall be the management fee used in calculating the estimated operating expense reimbursements for the Master Lease.

ARTICLE VIII

CLOSING AND ESCROW

  Section 8.1    Escrow Instructions.

        The escrow instructions to Escrow Agent will be in the form of Exhibit H attached hereto (the "Escrow Instructions"), which shall be executed by Seller and Buyer simultaneously with this Agreement, for delivery to Escrow Agent. Seller and Buyer agree to execute such reasonable additional and supplementary escrow instructions as may be appropriate to enable the Escrow Agent to comply with the terms of this Agreement.

  Section 8.2    Closing.

        The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made on, but not before, October 1, 2004, and before 11:00 a.m. Eastern time, or such other earlier date and time as Buyer and Seller may mutually agree upon in writing (the "Closing Date"). The Closing shall be held at the offices of the Title Company or as otherwise mutually agreed on by the parties. Except as expressly provided herein, such date and time may not be extended without the prior written approval of both Seller and Buyer.

  Section 8.3    Deposit of Documents.

          (a)   At or before the Closing, each Seller shall deposit into escrow the following items:

            (1)   the duly executed and acknowledged Deeds in the form attached hereto as Exhibit C conveying the Real Property to Buyer subject to the Conditions of Title;

            (2)   four (4) duly executed counterparts of the Bill of Sale in the form attached hereto as Exhibit D (the "Bill of Sale");

            (3)   four (4) duly executed counterparts of an Assignment and Assumption of Leases, Service Contracts, Warranties and Other Intangible Property in the form attached hereto as Exhibit E pursuant to the terms of which Buyer shall assume all of Seller's obligations under the Leases, Service Contracts, and other documents and agreements affecting the Property (the "Assignment of Leases");

            (4)   an affidavit pursuant to Section 1445(b)(2) of the Code, and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

            (5)   California 597-W Certificate for California Properties;

            (6)   two (2) duly executed counterparts of the Master Lease, and Holdback Escrow Agreement, executed by the Seller;

            (7)   two (2) duly executed counterparts of the management and leasing agreement described in Section 7.6(d) executed by Seller or its agent; and

            (8)   four (4) duly executed counterparts of an Assignment and Assumption of the Ground Lease, consented to by Ground Lessor, in recordable form to be recorded at Closing, which consent of Ground Lessor shall be a condition to Closing.

          (b)   At or before Closing, Buyer shall deposit into escrow the following items:

            (1)   immediately available funds necessary to close this transaction, including, without limitation, the Purchase Price (less the Deposit and interest thereon net of investment fees, if any) and funds sufficient to pay Buyer's closing costs and share of prorations hereunder;

            (2)   four (4) duly executed counterparts of the Bill of Sale;

            (3)   four (4) duly executed counterparts of the Assignment of Leases;

            (4)   two (2) duly executed counterparts of the Master Lease, and Holdback Escrow Agreement, executed by the Buyer;

            (5)   two (2) duly executed counterparts of the management and leasing agreement described in Section 7.6(e); and

            (6)   four (4) duly executed counterparts of an Assignment and Assumption of the Ground Lease, which consent of Ground Lessor shall be a condition to Closing

          (c)   Seller and Buyer shall each execute and deposit a closing statement, such transfer tax declarations and such other instruments as are reasonably required by the Title Company or otherwise required to close the escrow and consummate the acquisition of the Property in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder and agree to execute such documentation as is reasonably necessary to effectuate such designation.

          (d)   Within five (5) business days after the Closing Date, Seller shall deliver or make available at the Property to Buyer: originals of the Leases to the extent in Seller's possession, or copies of any Leases not in Seller's possession together with an affidavit from Seller as to such copies being true and complete copies of the applicable Lease(s), copies of the tenant correspondence files (for the three (3) most recent years of Seller's ownership of the Property only and the current year), and originals of any other items which Seller was required to furnish Buyer copies of or make available at the Property pursuant to Sections 2.1(b) or (e) above, to the extent in Seller's possession, except for Seller's general ledger and other internal books or records which shall be retained by Seller. Seller shall deliver possession of the Property to Buyer as required hereunder and shall deliver to Buyer or make available at the Property a set of keys to the Property on the Closing Date.

  Section 8.4    Estoppel Certificates.

          (a)   If in accordance with Article II of this Agreement Buyer elects to proceed with the purchase of the Property, then Seller shall use commercially reasonable efforts to obtain estoppel certificates from each tenant of the Property substantially in the form attached hereto as Exhibit F or, if a tenant's lease requires a different form, in the form required by the tenant's lease, or as otherwise provided in this paragraph below. It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing, Buyer is able to obtain an estoppel certificate substantially in such form (i) from all of the Major Tenants (defined as any tenant occupying over 75,000 square feet of a Building, and QPL Electronics Distributors Inc. (14 & 16 Progress, Boston), Best Software (3445 Breckenridge Blvd., Atlanta), WA Butler (1302 Avenue R, Dallas), Sermatech International (12505 Reed Road, Houston), PHD Manufacturing (1640 South 39th Ave., Phoenix), Laboratory Corp. of America (3930 East Watkins St., Phoenix) and XO Arizona (3930 East Watkins St., Phoenix)) and (ii) for each project in the Property [a "project" is each building or buildings grouped together in the Investment Summary; for example, 3435 and 3445 Breckinridge Blvd. in Atlanta is one project], for Leases that in the aggregate for such project cover at least 65% of the total rentable square feet of such project actually rented to tenants and that represent at least 65% of the base rent revenue of such project (collectively, the "Estoppel Threshold"). The Estoppel Threshold shall be measured against the rent roll of the Property as of the date hereof (i.e. Seller will not have to deliver estoppels for tenants who have executed Leases after the date hereof), but exclusive of any Leases which expire after the Effective Date or are otherwise terminated with Buyer's approval or by a tenant pursuant to an express termination right under its Lease after the Effective Date. All estoppel certificates shall be dated no more than forty-five (45) days prior to the originally scheduled Closing Date. An estoppel certificate, even though not in the required estoppel form, will be deemed reasonably acceptable to Buyer if it (i) contains the following information: confirming rent, security deposit, and termination date; that no rent has been paid more than one month in advance; that the Lease is in full force and effect and that a true and correct copy of the Lease with all amendments and modifications is attached; and that all work to be performed by landlord has been performed and that the tenant has no knowledge of any landlord default, (ii) is on the form required by the Lease, or (iii) is on the standard form of a tenant which customarily issues its own form. If Seller is unable to satisfy the Estoppel Threshold, Seller may (but is not required to) deliver estoppel certificates containing the information set forth in clause (i) above executed by Seller covering such leases as are sufficient, when aggregated with the tenant estoppel certificates previously delivered, to satisfy the Estoppel Threshold, provided that Buyer shall not be obligated to accept Seller estoppel certificates that collectively cover in excess of ten percent (10%) of the area of the Property actually rented to tenants. Seller's representations and warranties in any Seller estoppel certificates will survive the Closing, subject to the limitations contained in Sections 3.2, 3.3, 3.4, 9.11 and 9.19 hereof. In the event that Buyer receives an estoppel certificate from a tenant complying with the requirements of this Section 8.4 and for which Seller previously delivered its estoppel certificate, Seller shall be automatically released from any liability or obligation under its estoppel certificate.

          (b)   If Seller is unable to obtain and deliver sufficient tenant estoppel certificates as required under Section 8.4(a), or if the certificates received or substituted Seller estoppels contain material information or omissions unacceptable to Buyer in its reasonable discretion and Buyer objects thereto by written notice to Seller within two (2) business days after receipt by Buyer of the objectionable estoppel, but in any event on or before the Closing Date, then Seller will not be in default by reason thereof, and Seller may elect to extend the Closing Date by up to thirty (30) days in order to satisfy the requirement. If Seller still cannot satisfy the requirement at the end of such extended period, then Buyer may, by written notice given to Seller before the Closing, elect to terminate this Agreement and receive a refund of the Deposit or waive said condition. If Buyer so elects to terminate this Agreement, neither party shall have any further rights or obligations hereunder except as provided in Section 6.1 above and Sections 9.3 and 9.9 below. If no such notice is delivered by Buyer, Buyer shall be deemed to have waived such condition.

  Section 8.5    Prorations.

          (a)   Rents, including, without limitation, percentage rents, if any, and any additional charges and expenses payable by tenants under Leases, all as and when actually collected; real property taxes and assessments; water, sewer and utility charges; amounts payable under any Service Contracts or other agreements or documents; annual permits and/or inspection fees (calculated on the basis of the period covered); and any other expenses of the operation and maintenance of the Property (including, without limitation, expenses prepaid by Seller and expenses already paid by Seller but which are being amortized over time by Seller and with respect to which Seller shall receive a credit at Closing in the amount of the prepaid or unamortized portion thereof), shall all be prorated as of 11:59 p.m. on the day immediately prior to Closing (i.e., Buyer is entitled to the income and responsible for the expenses of the day of Closing), on the basis of a 365-day year. Buyer shall reimburse Seller for the Leasing Costs due Seller, as provided in Section 7.2. Seller shall pay, or credit Buyer, for the Leasing Costs for which Seller is responsible pursuant to Section 7.2.

        All rents collected after the Closing shall be applied and paid as provided in this Section 8.5(a). If a tenant shall specifically designate a payment as being attributable to, or if it is readily ascertainable that a payment received from a tenant is attributable to reimbursement for work performed by Seller on the tenant's premises, such payment shall be so applied. If there is no such designation or if not so readily ascertainable, any payment received from a tenant after Closing shall be deemed a payment of rent due after the Closing until the tenant is current on rents and sums due under the applicable Lease on or after the Closing, and then such payments shall be paid to Seller to the extent of any rent or other sums owing to Seller for periods prior to Closing. Buyer shall use reasonable efforts to collect such rents and other sums owing to Seller. Seller retains the right to collect any such rents and other sums from tenants after Closing; provided, however, that Seller shall have no right to cause any such tenant to be evicted or to exercise any other landlord remedy against such tenant other than to sue for collection.

        Reconciliations of taxes, insurance charges and other expenses owed by tenants under Leases for the calendar year (or fiscal year if different from the calendar year) in which the Closing occurs shall be prepared by Buyer with the cooperation of Seller within 90 days following the end of such year in accordance with the requirements set forth in the Leases and as provided in this Section 8.5(a). For those Leases in which tenants pay a proportionate share of taxes, insurance charges or other expenses over a base year amount or expense stop, the proration between the parties of the income received from tenants over such base year amount or expense stop shall be calculated based on the total amount of such expenses for the Property incurred by both Seller and Buyer for the entire calendar (or, if applicable, fiscal) year, rather than on the amount of such expenses actually incurred by each party for such year, in order to enable the parties to determine if the base year amount or expense stop for such year is exceeded. Such income as so calculated shall be prorated between the parties based on the number of days each party owned the Property during such year and otherwise in accordance with this Section 8.5(a). By way of illustration but without limiting the foregoing, if: (i) the Closing occurs on June 1, 2004, (ii) during Seller's period of ownership of the Property during the year 2004 (151 days), Seller incurred expenses of $450,000, (iii) during Buyer's period of ownership of the Property during the year 2004 (214 days), Buyer incurred expenses of $500,000, (iv) total expenses for such year recovered from tenants under Leases is $400,000 (e.g., $950,000 total expenses minus a total base year amount of $550,000), then Seller would be entitled to $165,479.45 of such income ($400,000/365 days = $1,095.89 per diem multiplied by 151 days) and Buyer would be entitled to $234,520.55 of such income ($1,095.89 per diem multiplied by 214 days), regardless of the actual amount of expenses actually incurred by each party (which would have instead resulted in Seller receiving $189,473.68 of such income and Buyer receiving $210,526.32 of such income). For Leases which do not have a base year amount or expense stop, the proration between the parties of income received from tenants from reconciliations of expenses under the Leases shall be calculated based on the expenses actually incurred by each party for such year and each party's period of ownership of the Property, and otherwise in accordance with this Section 8.5(a).

        The amount of any cash security deposits held by Seller under Leases shall be credited against the Purchase Price (and Seller shall be entitled to retain such cash security deposits). With respect to any security deposits held in the form of letters of credit, if the same are transferable by their terms, Seller shall deliver such letters of credit to Buyer at the Closing, along with Seller's execution of any reasonable transfer request of the issuing bank necessary to transfer the letter of credit to Buyer, but in any event at no cost or expense to Seller. If such letters of credit are not transferable by their terms, Seller shall reasonably cooperate with Buyer so as to effect a transfer or re-issuance of such letters of credit to Buyer at Closing or as soon thereafter as may be reasonably possible. If, despite such efforts, such letters of credit are not transferred or re-issued to Buyer as of Closing, then after Closing, pending such transfer or re-issuance, if Buyer certifies to Seller that it is entitled to all or any portion of the security deposit under the Lease, Seller (at Buyer's expense) shall reasonably cooperate with Buyer to make all or any portion of the proceeds of such letters of credit available to Buyer; provided, however, that Buyer shall indemnify Seller against any and all claims, damages and expenses related to carrying out Buyer's directions. Buyer shall cause all utilities to be transferred into Buyer's name and account at the time of Closing, and shall make any utility deposits. All of Seller's utility deposits shall be refunded to Seller, and if Buyer receives any Seller utility deposits, Buyer shall promptly pay them over to Seller.

        Seller and Buyer hereby agree that if any of the aforesaid prorations and credits cannot be calculated accurately on the Closing Date, in the case of an error, or in the case of rents or other charges received from tenants, such amount have not been collected, then the same shall be calculated as soon as reasonably practicable after the Closing Date or the date such amounts have been collected, and either party owing the other party a sum of money based on such subsequent proration(s) or credits shall pay said sum to the other party within thirty (30) days thereafter. Any amounts not paid within such thirty (30) day period shall bear interest from the date actually received by the payor until paid at the greater of (i) the rate of ten percent (10%) per annum or (ii) the prime rate (or base rate) reported from time to time in the "Money Rates" column or section of The Wall Street Journal as being the base rate on corporate loans at larger United States money center commercial banks plus two (2) percent. Upon request of either party, the parties shall provide a detailed and accurate written statement signed by such party certifying as to the payments received by such party from tenants from and after Closing and to the manner in which such payments were applied, and shall make their books and records available for inspection by the other party during ordinary business hours upon reasonable advance notice.

          (b)   All basic owner's title charges (excluding extended coverage, any of Buyer's endorsements, reinsurance charges, lender's policy premiums, costs to remove the standard survey exception in Texas, and the additional premium costs resulting from the issuance of separate title policies for any of the buildings comprising the Property or the upgrade of a CLTA policy in California to an ALTA policy) in California, Texas and Arizona and all sale and transfer taxes or similar taxes imposed upon the transfer of the Property by applicable law shall be paid by Seller at Closing; other than the city transfer tax paid in California, which shall be split equally between Buyer and Seller. For the purpose of calculating insurance premiums to be paid by each party, the parties acknowledge that Seller has obtained an aggregate premium quote, and the parties agree that the premium quote (based on $x/$1,000) shall be uniformly applied to the purchase price of each Property in each county/state for purposes of calculating each party's share of the title premium. Except as set forth above, all title charges (including endorsements and reinsurance charges), survey costs, escrow or closing fees, sale and transfer taxes, recording fees or taxes, documentary taxes and similar taxes and fees imposed upon the transfer of the Property by applicable law shall be paid by Buyer at Closing. Any escrow fees shall be split equally between Seller and Buyer. The parties will execute and deliver any required transfer or other similar tax declarations to the appropriate governmental entity at Closing.

          (c)   The provisions of this Section 8.5 shall survive the Closing.

ARTICLE IX

MISCELLANEOUS

  Section 9.1    Notices.

        Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile with confirmation of receipt, or (d) by a commercial overnight courier that guarantees next business day delivery and provides a receipt, and such notices shall be addressed as follows:

To Buyer:	Dividend Capital Operating Partnership LP 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: Teresa L. Corral Phone No.: (303) 226-1470 Fax No.: (303) 228-2201
with a copy to:	Mayer, Brown, Rowe & Maw LLP 190 South LaSalle Street Chicago, Illinois 60603 Attention: George Ruhlen and Milos Markovic Phone No.: (312) 701-7202 Fax No.: (312) 701-7711
To Seller:	c/o RREEF 280 Park Avenue, 40th Floor New York, New York 10017 Attention: Peter F. Feinberg Phone No.: (212) 454-3900 Fax No.: (212) 454-6616

with a copy to:	Alston & Bird LLP 1201 W. Peachtree Street Atlanta, Georgia 30309 Attention: James G. Farris, Jr. Phone No.: (404) 881-7896 Fax No.: (404) 881-7777

or to such other address as either party may from time to time specify in writing to the other party. Any notice or other communication sent as hereinabove provided shall be deemed effectively given (a) on the date of delivery, if delivered in person; (b) on the date mailed if sent by certified mail, postage prepaid, return receipt requested or by a commercial overnight courier; or (c) on the date of transmission, if sent by facsimile with confirmation of receipt. Such notices shall be deemed received (a) on the date of delivery, if delivered by hand or overnight express delivery service; (b) on the date indicated on the return receipt if mailed; or (c) on the date of transmission, if sent by facsimile. If any notice mailed is properly addressed but returned for any reason, such notice shall be deemed to be effective notice and to be given on the date of mailing. Any notice sent by the attorney representing a party, shall qualify as notice under this Agreement.

  Section 9.2    Entire Agreement.

        This Agreement, together with the Exhibits and schedules hereto, contains all representations, warranties and covenants made by Buyer and Seller and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements are replaced in total by this Agreement together with the Exhibits and schedules hereto.

  Section 9.3    Entry and Indemnity.

        In connection with any entry by Buyer, or its agents, employees or contractors onto the Property, Buyer shall give Seller reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith (a) during normal business hours, (b) so as to minimize, to the greatest extent possible, interference with Seller's business and the business of Seller's tenants, (c) in compliance with all applicable laws, and (d) otherwise in a manner reasonably acceptable to Seller. Without limiting the foregoing, prior to any entry to perform any on-site testing, including but not limited to any borings, drillings or samplings, Buyer shall give Seller written notice thereof, including the identity of the company or persons who will perform such testing and the proposed scope and methodology of the testing. Seller shall approve or disapprove, in Seller's sole discretion, the proposed testing within three (3) business days after receipt of such notice. If Seller fails to respond within such three (3) business day period, Seller shall be deemed to have disapproved the proposed testing. If Buyer or its agents, employees or contractors take any sample from the Property in connection with any such approved testing, Buyer shall provide to Seller a portion of such sample being tested to allow Seller, if it so chooses, to perform its own testing. Buyer shall permit Seller or its representative to be present to observe any testing or other inspection or due diligence review performed on or at the Property. Upon the request of Seller, Buyer shall promptly deliver to Seller copies of any reports relating to any testing or other inspection of the Property performed by Buyer or its agents, representatives, employees, contractors or consultants. Notwithstanding anything to the contrary contained herein, Buyer shall not contact any governmental authority or any tenant without first obtaining the prior written consent of Seller thereto in Seller's sole discretion, and Seller, at Seller's election, shall be entitled to have a representative participate in any telephone or other contact made by Buyer to a governmental authority or tenant and present at any meeting by Buyer with a governmental authority or tenant. Buyer shall maintain, and shall assure that its contractors maintain, public liability and property damage insurance in amounts and in form and substance adequate to insure against all liability of Buyer and its agents, employees or contractors, arising out of any entry or inspections of the Property pursuant to the provisions hereof, and Buyer shall provide Seller with evidence of such insurance coverage upon request by Seller. Buyer shall indemnify and hold Seller harmless from and against any costs, damages, liabilities, losses, expenses, liens or claims (including, without limitation, court costs and reasonable attorneys' fees and disbursements) arising out of or relating to any entry on the Property by Buyer, its agents, employees or contractors in the course of performing the inspections, testings or inquiries provided for in this Agreement, including, without limitation, any release of Hazardous Materials or any damage to the Property; provided that Buyer shall not be liable to Seller solely as a result of (i) the discovery by Buyer of a pre-existing condition on the Property to the extent the activities of Buyer, its agents, representatives, employees, contractors or consultants are conducted without negligence or (ii) disclosures required by law to be made to any governmental authorities as a result of Buyer's inspections provided that Buyer first shall promptly notify Seller of such intended disclosure so that Seller may seek an appropriate protective order or other remedy in connection with such disclosure, and Buyer shall reasonably cooperate with Seller in obtaining such protective order or other remedy. The provisions of this Section 9.3 shall be in addition to any access or indemnity agreement previously executed by Buyer in connection with the Property; provided that in the event of any inconsistency between this Section 9.3 and such other agreement, the provisions of this Section 9.3 shall govern. The foregoing indemnity shall survive beyond the Closing, or, if the sale is not consummated, beyond the termination of this Agreement. Buyer's right of entry, as provided in this Section 9.3, shall continue up through the date of Closing.

  Section 9.4    Time.

        Time is of the essence in the performance of each of the parties' respective obligations contained herein. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.

  Section 9.5    Attorneys' Fees.

        If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, whether prior to or after Closing, or if any party defaults in payment of its post-Closing financial obligations under this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements.

  Section 9.6    Assignment.

        Buyer's rights and obligations hereunder shall not be assignable without the prior written consent of Seller in Seller's sole discretion. Notwithstanding the foregoing, Buyer shall have the right, without the necessity of obtaining Seller's consent but with prior written notice to Seller, to assign its right, title and interest in and to this Agreement or with respect to one or more properties to a separate account, or any entity in which Buyer is a general partner or manager, or an entity owned by a separate account, or any entity in which Buyer is a general partner or manager, of Buyer at any time before the Closing Date. Buyer shall in no event be released from any of its obligations or liabilities hereunder in connection with any assignment. Without limiting and notwithstanding the above, in no event shall Buyer have the right to assign its rights or obligations hereunder to any party which could not make the representation and warranty contained in subsection 3.5(e) above, and in connection with any assignment pursuant to the terms hereof, the assignee shall reconfirm in a written instrument acceptable to Seller and delivered to Seller prior to the effective date of the assignment said representation and warranty as applied to the assignee and that all other terms and conditions of this Agreement shall apply to such assignee. Subject to the provisions of this Section, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

  Section 9.7    Counterparts.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

  Section 9.8    Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

  Section 9.9    Confidentiality and Return of Documents.

        Buyer and Seller shall each maintain as confidential any and all material obtained about the other or, in the case of Buyer, about the Property, this Agreement or the transactions contemplated hereby, and shall not disclose such information to any third party. Except as may be required by law, Buyer will not divulge any such information to other persons or entities including, without limitation, appraisers, real estate brokers, or competitors of Seller. Notwithstanding the foregoing, Buyer shall have the right to disclose information with respect to the Property to its officers, directors, employees, attorneys, accountants, environmental auditors, engineers, potential investors and lenders, and permitted assignees under this Agreement and other consultants to the extent necessary for Buyer to evaluate its acquisition of the Property provided that all such persons are told that such information is confidential and agree (in writing for any third party engineers, environmental auditors or other consultants) to keep such information confidential. If Buyer acquires the Property from Seller, Seller and Buyer shall have the right, subsequent to the Closing of such acquisition, to publicize the transaction (other than the parties to or the specific economics of the transaction) in whatever manner it deems appropriate; provided that any press release or other public disclosure regarding this Agreement or the transactions contemplated herein, and the wording of same, must be approved in advance by both parties. Nothing contained herein shall prevent Seller or Buyer from making any disclosure(s) required by applicable law. The provisions of this paragraph shall survive the Closing or any termination of this Agreement. In the event the transaction contemplated by this Agreement does not close as provided herein, upon the request of Seller, Buyer shall promptly return to Seller all Due Diligence Materials and other documents and copies obtained by Buyer in connection with the purchase of the Property hereunder.

  Section 9.10    Interpretation of Agreement.

        The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term "person" shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

  Section 9.11    Limited Liability.

        The obligations of each Selling Entity under this Agreement and under all of the Other Documents are intended to be binding only on the property of each Selling Entity and shall not be personally binding upon, nor shall any resort be had to, the private properties of any Seller Related Parties or any other Selling Entity.

  Section 9.12    Amendments.

        This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.

  Section 9.13    No Recording.

        Neither this Agreement or any memorandum or short form thereof may be recorded by Buyer.

  Section 9.14    Drafts Not an Offer to Enter into a Legally Binding Contract.

        The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, and both Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement.

  Section 9.15    ERISA.

        Without limiting Buyer's representation and warranty in Section 3.5(e) above, within ten (10) days after the Effective Date, Buyer shall furnish to Seller all information regarding Buyer, its affiliates and the shareholders, members, investors or partners of each of them and any permitted assignees of Buyer hereunder (collectively, the "Buyer Related Parties") as Seller requests in order to enable Seller to determine to Seller's sole satisfaction that Buyer's representation and warranty contained in Section 3.5(e) of this Agreement is true and correct. Buyer represents and warrants and covenants to Seller that there will not be any change in any such information regarding Buyer or the Buyer Related Parties prior to or on the Closing. In the event any such information or change in Seller's reasonable judgment makes this transaction a sale to a party-in-interest, Seller may terminate this Agreement without liability on the part of Seller or Buyer (provided such change did not occur as a result of a default by Buyer), other than Buyer's indemnity contained in Section 9.3 hereof and the obligations of Buyer contained in Sections 6.1 and 9.9 hereof, and the Deposit will be returned to Buyer.

  Section 9.16    No Partnership.

        The relationship of the parties hereto is solely that of Seller and Buyer with respect to the Property and no joint venture or other partnership exists between the parties hereto. Neither party has any fiduciary relationship hereunder to the other.

  Section 9.17    No Third Party Beneficiary.

        The provisions of this Agreement are not intended to benefit any third parties.

  Section 9.18    Reserved.

  Section 9.19    Limitation on Liability.

        Notwithstanding anything to the contrary contained herein, after the Closing: (a) the maximum aggregate liability of each Selling Entity, and the maximum aggregate amount which may be awarded to and collected by Buyer (including, without limitation, for any breach of any representation, warranty and/or covenant by each Selling Entity) under this Agreement or any documents executed pursuant hereto or in connection herewith, including, without limitation, the Deed, the Bill of Sale, and the Assignment of Leases (collectively, the "Other Documents"), shall under no circumstances whatsoever exceed two percent (2%) of the Purchase Price allocated to the Buildings owned by the applicable

Selling Entity; and (b) no claim by Buyer alleging a breach by a Selling Entity of any representation, warranty and/or covenant of a Selling Entity contained herein or in any of the Other Documents may be made, and said Selling Entity shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Buyer alleging a breach by said Selling Entity of any such representation, warranty and/or covenant is for an aggregate amount in excess of Twenty-Five Thousand Dollars ($25,000) (the "Floor Amount"), in which event said Selling Entity's liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the limitation set forth in clause (a) above; provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then the Selling Entity shall have no liability with respect thereto. The prorations under Section 8.5 are not governed by this Section 9.19 and are not included in the computation of the limitations of liability set forth in this Section 9.19.

  Section 9.20    Survival.

        Except as expressly set forth to the contrary herein, no representations, warranties, covenants or agreements of Seller contained herein shall survive the Closing.

  Section 9.21    Severability.

        If any term or provision of this Agreement or the application thereof to any person or circumstance shall for any reason and to any extent be held to be invalid or unenforceable, then such term or provision shall be ignored, and to the maximum extent possible, this Agreement shall continue in full force and effect, but without giving effect to such term or provision.

  Section 9.22    No Waiver.

        Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

  Section 9.23    Construction.

        The parties agree that this Agreement is the result of negotiation by the parties, each of whom was represented by counsel, and thus, this Agreement shall not be construed against the maker thereof.

  Section 9.24    Survival of Article IX.

        The provisions of this Article IX shall survive the Closing.

  Section 9.25    Information and Audit Cooperation.

        At any time before or within 75 days after the Closing, at Buyer's request, Seller shall reasonably cooperate with Buyer (at no cost or expense to Seller or Seller's independent auditors) to enable Buyer to comply with any financial reporting requirements applicable to Buyer, including without limitation allowing Buyer's auditors access to the books and records of Seller and the working papers of Seller's independent auditors relating to the operation of the Property.

        The parties hereto have executed this Agreement as of the date set forth next to each party's signature below, and effective as of the Effective Date as defined in the first paragraph of this Agreement.

Date of Execution: August 11, 2004	SELLER: CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President
CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President
CW INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company
	By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

CW INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership
By: CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner
By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President
CW INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership
By: CW INDUSTRIAL B TEXAS, LLC, a Delaware limited liability company, its General Partner
By:	/s/ PETER F. FEINBERG Peter F. Feinberg Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

Date of Execution: August 11, 2004	BUYER:
DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership
	By:	/s/ TERESA L. CORRAL Name: Teresa L. Corral Its: Vice President

LIST OF EXHIBITS AND SCHEDULES

Exhibits

EXHIBIT A-1	GENERAL PROPERTY DESCRIPTION
EXHIBIT A	REAL PROPERTY DESCRIPTION
EXHIBIT B	LIST OF TENANT LEASES
EXHIBIT C	DEED
EXHIBIT D	BILL OF SALE
EXHIBIT E	ASSIGNMENT OF LEASES, SERVICE CONTRACTS, WARRANTIES AND OTHER INTANGIBLE PROPERTY
EXHIBIT F	ESTOPPEL CERTIFICATE
EXHIBIT G	LIST OF SERVICE CONTRACTS
EXHIBIT H	ESCROW AGREEMENT
EXHIBIT I	MASTER LEASE APPROVAL CRITERIA
EXHIBIT J	MASTER LEASE SCHEDULE
Schedules
SCHEDULE 1	DISCLOSURE ITEMS

Exhibit A-1

GENERAL PROPERTY DESCRIPTIONS

ATLANTA PROPERTIES

Address	County	Bldgs.	Area (SF) (Approx.)	Acres (Approximate)	Owner	Allocation of Purchase Price
3435 & 3445 Breckinridge Blvd. Duluth, GA	Gwinnett	2	144,404	12.50	Cabot Industrial Venture A, LLC

4125 Buford Highway Duluth, GA	Gwinnett	1	210,000	10.92	Cabot Industrial Venture A, LLC

1700 Westgate Parkway Atlanta, GA	Fulton	1	231,835	15.85	Cabot Industrial Venture A, LLC

4300 Westpark Drive SW Atlanta, GA	Fulton	1	216,074	10.09	Cabot Industrial Venture A, LLC

5000 Westpark Drive SW Atlanta, GA	Fulton	1	130,722	6.04	Cabot Industrial Venture A, LLC

1075 & 1150 Cobb Int'l Place NW Kennesaw, GA	Cobb	2	128,000	8.28	Cabot Industrial Venture B, LLC

5925 & 5945 Cabot Parkway Alpharetta, GA	Forsyth	2	211,436	17.95	Cabot Industrial Venture B, LLC

BOSTON PROPERTIES

Address	County	Bldgs.	Area (SF) (Approx.)	Acres (Approximate)	Owner	Allocation of Purchase Price
14 & 16 Progress Road Billerica, MA	Middlesex	2	127,100	12.85	Cabot Industrial Venture A, LLC

19 Technology Drive Auburn, MA	Worcester	1	54,400	6.00	Cabot Industrial Venture B, LLC

82 South Street Hopkinton, MA	Middlesex	1	70,600	20.94	Cabot Industrial Venture B, LLC

65 Sunnyslope Avenue Tewksbury, MA	Middlesex	1	153,641	5.00	Cabot Industrial Venture B, LLC

A-1-1

DALLAS PROPERTIES

Address	County	Bldgs.	Area (SF) (Approx.)	Acres (Approximate)	Owner	Allocation of Purchase Price
Market II—2635 & 2737 Market Street Garland, TX	Dallas	2	112,830	5.73 (Site 4—CTT)	CW Industrial Venture A Texas, LP

Market III—2745—2875 Market Street Garland, TX	Dallas	3	322,649	14.01 (Site 15—CTT)	CW Industrial Venture B Texas, LP

Perimeter II—11910 Shiloh Road Dallas, TX	Dallas	1	102,424	6.13 (Site 5—CTT)	CW Industrial Venture A Texas, LP

Perimeter IV—12555/12623 Perimeter Dr. Dallas, TX	Dallas	2	80,784	3.48 (Site 6—CTT)	CW Industrial Venture A Texas, LP

11839 Shiloh Road Dallas, Dallas, TX	Dallas	1	99,750	5.58 (Site 16—CTT)	CW Industrial Venture B Texas, LP

601-09 Avenue R Grand Prairie, TX	Tarrant	1	60,910	2.52 (Site 13—CTT)	CW Industrial Venture B Texas, LP

1302 Avenue R Grand Prairie, TX	Tarrant	1	36,840	3.61 (Site 12—CTT)	CW Industrial Venture B Texas, LP

Westfork Center—1475-1555 Avenue S Grand Prairie, TX	Tarrant	3	126,307	6.7 (Site 14—CTT)	CW Industrial Venture B Texas, LP

A-1-2

HOUSTON PROPERTIES

Address	County	Bldgs.	Area (SF) (Approx.)	Acres (Approximate)	Owner	Allocation of Purchase Price
Corporate IV—12603 & 12613 Executive Dr. Stafford, TX	Fort Bend	2	79,252	4.09 (Site 8—CTT)	CW Industrial Venture A Texas, LP

4000 Greenbriar Stafford, TX	Fort Bend	1	229,200	16.00 (Site 9—CTT)	CW Industrial Venture A Texas, LP

7215 Wynnewood Houston, TX	Harris	1	77,328	2.38 (Site 7/Tract 1—CTT)	CW Industrial Venture A Texas, LP

7240-60 Wynnewood Houston, TX	Harris	1	30,078	2.07 (Site 7/Tract 2—CTT)	CW Industrial Venture A Texas, LP

Silber II—1246-70 Silber Road Houston, TX	Harris	1	170,880	8.56 (Site 17—CTT)	CW Industrial Venture B Texas, LP

12505 Reed Road & 505-25 Julie Rivers Drive Sugarland, TX	Harris	3	219,703	11.20 (Site 18—CTT)	CW Industrial Venture B Texas, LP

A-1-3

PHOENIX PROPERTIES

Address	County	Bldgs.	Area (SF) (Approx.)	Acres (Approximate)	Owner	Allocation of Purchase Price
101 North 104th Avenue Tolleson, AZ	Maricopa	1	279,279	15.22	Cabot Industrial Venture A, LLC

101 North 103rd Avenue Tolleson, AZ	Maricopa	1	279,186	15.22	Cabot Industrial Venture B, LLC

602 South 63rd Avenue Phoenix, AZ	Maricopa	1	168,165	8.23	Cabot Industrial Venture B, LLC

1402 South 40th Avenue Phoenix, AZ	Maricopa	1	201,600	11.93	Cabot Industrial Venture B, LLC

1640 South 39th Avenue Phoenix, AZ	Maricopa	1	159,450	7.25	Cabot Industrial Venture A, LLC

3930 East Watkins Phoenix, AZ	Maricopa	1	101,932	8.50	Cabot Industrial Venture A, LLC

849 West 24th Street Tempe, AZ	Maricopa	1	36,000	3.30	Cabot Industrial Venture B, LLC

645 West 24th Street Tempe, AZ	Maricopa	1	22,400	2.60	Cabot Industrial Venture B, LLC

1219 West Geneva Tempe, AZ	Maricopa	1	12,246	0.86	Cabot Industrial Venture B, LLC

1233 West Geneva Tempe, AZ	Maricopa	1	12,056	0.86	Cabot Industrial Venture B, LLC

1245 West Geneva Tempe, AZ	Maricopa	1	13,972	1.03	Cabot Industrial Venture B, LLC

1102 West Southern Tempe, AZ	Maricopa	1	43,449	3.69	Cabot Industrial Venture B, LLC

A-1-4

SAN FRANCISCO PROPERTIES

Address	County	Bldgs.	Area (SF) (Approx.)	Acres (Approximate)	Owner	Allocation of Purchase Price
Huntwood—30955 Huntwood Avenue Hayward, CA	Alameda	1	62,031	4.83	Cabot Industrial Venture A, LLC

Eden Rock 5—3191 Corporate Avenue Hayward, CA	Alameda	1	35,880	2.41	CW Industrial Venture B, LLC

Eden Rock 9—3157-67 Corporate Place Hayward, CA	Alameda	1	35,960	2.55	CW Industrial Venture B, LLC

38503, 38505 & 38507 Cherry Street, Newark, CA	Alameda	3	608,841	28.90	Cabot Industrial Venture B, LLC

A-1-5

EXHIBIT A

Real Property Description

Group I

Site No. 1
NBU 20401512
3930 East Watkins Street

PARCEL NO.1:

Lot 2, ALLRED TWO AT EASTBANK, a subdivision recorded in Book 469 of Maps, Page 36, and Certificate of Correction recorded December 23, 1999 in Recording No. 99-1146736, records of Maricopa County, Arizona;

EXCEPT one-half of all oil and gas rights as reserved in Docket 86, page 263.

PARCEL NO.2:

The exclusive rights of Lot 8, 40TH STREET PROPERTIES, a subdivision recorded in Book 397 of Maps, Page 29, records of Maricopa County, Arizona to use Tract A, 40TH STREET PROPERTIES, a subdivision recorded in Book 397 of Maps, Page 29, for parking and landscaping as set forth in Declaration of Protective Covenants, Conditions and Restrictions recorded in Recording No. 94-680385 and Amendment recorded in Recording No. 96-733661, records of Maricopa County, Arizona.

A-1-1

Group I
Site No. 2
NBU 20401513
101 North 104th Avenue

PARCEL NO. 1:

That portion of the North half of Section 8, Township 1 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, being more particularly described as follows:

COMMENCING at the North quarter corner of said Section 8;

thence South 00 degrees 07 minutes 32 seconds West along the East line of the Northwest quarter of Section 8, a distance of 608.51 feet;

thence South 89 degrees 54 minutes 03 seconds East a distance of 312.43 feet to the POINT OF BEGINNING;

thence South 00 degrees 05 minutes 57 seconds West a distance of 579.78 feet;

thence North 89 degrees 54 minutes 03 seconds West a distance of 1146.41 feet to a point on the Easterly right of way line of 104th Avenue as described in Recording No. 95-0137194, of Official Records;

thence North 00 degrees 05 minutes 57 seconds East along said Easterly right of way line as described in Recording No. 95-0137194, of Official Records, a distance of 579.78 feet;

thence South 89 degrees 54 minutes 03 seconds East a distance of 1146.41 feet to the POINT OF BEGINNING;

EXCEPT that portion of the North half of Section 8, Township 1 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the North quarter corner of said Section 8;

thence North 89 degrees 18 minutes 57 seconds East along the North line of the Northeast quarter of said Section 8, a distance of 312.18 feet;

thence South 00 degrees 05 minutes 57 seconds West, a distance of 612.78 feet to the POINT OF BEGINNING;

thence South 00 degrees 05 minutes 57 seconds West, a distance of 39.21 feet to a point on a non-tangent curve;

thence Westerly and Northwesterly along a curve concave to the Northeast having a radius of 60.00 feet, an arc length of 73.02 feet and a central angle of 69 degrees 43 minutes 53 seconds to a point of non-tangency;

thence South 89 degrees 54 minutes 03 seconds East, a distance of 56.28 feet to the POINT OF BEGINNING.

PARCEL NO. 2:

An easement for access recorded in Recording No. 95-0216201, of Official Records over that portion of the Northwest quarter of Section 8, Township 1 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the West quarter corner of said Section 8;

thence North 89 degrees 27 minutes 09 seconds East, a distance of 2641.25 feet to the center of said Section 8;

A-1-2

thence North 33 degrees 28 minutes 24 seconds West, a distance of 14.56 feet to a point;

thence North 00 degrees 05 minutes 57 seconds East, a distance of 168.45 feet to a point;

thence North 89 degrees 54 minutes 03 seconds West, a distance of 825.00 feet to the POINT OF BEGINNING;

thence North 89 degrees 54 minutes 03 seconds West, a distance of 66. 00 feet to a point;

thence North 00 degrees 05 minutes 57 seconds East, a distance of 2411.66 feet to the South right of way line of Van Buren Street;

thence North 89 degrees 19 minutes 37 seconds East along said line a distance of 66.00 feet to a point;

thence South 00 degrees 05 minutes 57 seconds West, a distance of 2412.55 feet to the POINT OF BEGINNING;

EXCEPT the following described property conveyed to the City of Tolleson in instrument recorded in Recording No. 98-353642 of Official Records;

COMMENCING at the West quarter corner of said Section 8;

thence along the East-West mid-section line of said Section 8, North 89 degrees 26 minutes 39 seconds East, a distance of 2641.15 feet to the center of said Section 8;

thence leaving said East-West mid-section line, North 33 degrees 28 minutes 32 seconds West, a distance of 14.16 feet;

thence North 00 degrees 05 minutes 49 seconds East, a distance of 168.45 feet, to the Southeast corner of the Snapple Property as described in Recording No. 94-0331959 of Official Records;

thence along the South line of said Snapple Property, North 89 degrees 54 minutes 11 seconds West, a distance of 825.00 feet, to the Southwest corner of said Snapple Property and to the Southeast corner of an access roadway easement as described in Recording No. 94 - 0331959 of Official Records;

thence leaving the South line of said Snapple Property, along the South line of said access roadway easement North 89 degrees 54 minutes 11 seconds West, a distance of 33.00 feet to the POINT OF BEGINNING;

thence continuing along said South line, North 89 degrees 54 minutes 11 seconds West, a distance of 33.00 feet to the Southwest corner of said access roadway easement;

thence leaving said South line, along the West line of said access roadway easement, North 00 degrees 05 minutes 49 seconds East, a distance of 1056.02 feet;

thence leaving said West line, South 89 degrees 54 minutes 11 seconds East, a distance of 33.00 feet;

thence along a line 33 feet East of and parallel with said West line, South 00 degrees of 05 minutes 49 seconds West, a distance of 1056.02 feet to the POINT OF BEGINNING.

A-1-3

Group I
Site No. 3
NBU 020401514
1640 South 39th Avenue

That certain tract or parcel of land situated, lying and being in the City of Phoenix, Maricopa County, Arizona, being more particularly described as follows:

Lot 11, 43RD AVENUE DISTRIBUTION CENTER UNIT 2, a subdivision recorded in Book 319 of Maps, Page 7, records of Maricopa County, Arizona;

EXCEPT the entire mineral estate in the property described lying not less than 500 feet beneath the natural surface. For purposes of this reservation the mineral estate shall include all substances which have been discovered or which may in the future be discovered upon or under the property described, which are now or may in the future be valuable, and which are now or may in the future be enjoyed through extraction from the property described. Without limiting the generality of the foregoing, the mineral estate shall include all forms of geothermal energy, all coal, all gases, all hydrocarbon substances, all fissionable materials, all metallic minerals and all non-metallic minerals.

A-1-4

Group I
Site No. 4
NBU 020401515
101 North 103rd Avenue

That certain tract or parcel of land situated, lying and being in the City of Tolleson, Maricopa County, Arizona, being more particularly described as follows:

That portion of the North half of Section 8, Township 1 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the North quarter corner of said Section 8;

thence South 00 degrees 07 minutes 32 seconds West along the East line of the Northwest quarter of said Section 8, a distance of 608.51 feet;

thence South 89 degrees 54 minutes 03 seconds East, a distance of 312.43 feet to the POINT OF BEGINNING;

thence continuing South 89 degrees 54 minutes 03 seconds East, a distance of 1,146.41 feet;

thence South 00 degrees 05 minutes 57 seconds West, a distance of 579.78 feet;

thence North 89 degrees 54 minutes 03 seconds West, a distance of 1,146.41 feet to the Southeast corner of that certain Parcel conveyed to the SOUTHWEST MACK CORPORATION, an Arizona corporation, in Deed recorded in Recording No. 95-0216200;

thence North 00 degrees 05 minutes 57 seconds East, along the East line of said Parcel, a distance of 579.78 feet to the POINT OF BEGINNING;

EXCEPT any portion of said land as conveyed to the City of Tolleson, a municipal corporation by Quit Claim Deed recorded January 14, 1999 as Recording No. 99-0035860.

A-1-5

Group I
Site No. 5
NBU 020401516
602 South 63rd Avenue

That certain tract or parcel of land situated, lying and being in the City of Phoenix, Maricopa County, Arizona, being more particularly described as follows:

Lots 6, 7 and 8, ESTRELLA BUSINESS PARK, a subdivision recorded in Book 314 of Maps, Page 2, records of Maricopa County, Arizona

A-1-6

Group I
Site No. 6
NBU 020401517
1402 S. 40th Avenue

PARCEL NO. 1:

That portion of Lot 1, 43rd AVENUE DISTRIBUTION CENTER UNIT 1, a subdivision recorded in Book 312 of Maps, Page 48, records of Maricopa County, Arizona, described as follows:

BEGINNING at the Southeast corner of said Lot 1;

thence North 89 degrees 59 minutes 59 seconds West 443.48 feet to the Southwest corner of said Lot 1;

thence North 00 degrees 10 minutes 59 seconds West along the West line of said Lot 1, 107.80 feet;

thence South 89 degrees 59 minutes 59 seconds East 471.74 feet to the beginning of a non-tangent curve, concave Southeasterly and the Easterly line of said Lot 1, the center of said curve bears South 61 degrees 59 minutes 26 seconds East 238.65 feet;

thence Southwesterly through a central angle of 26 degrees 59 minutes 03 seconds 112.40 feet along with the arc of said curve and along the Easterly line of said Lot 1, to the POINT OF BEGINNING;

EXCEPT the entire mineral estate lying not less than 500 feet beneath the natural surface as reserved in Recording No. 86-407381, of Official Records.

PARCEL NO. 2:

That portion of Lot 10, 43rd AVENUE DISTRIBUTION CENTER UNIT 2, a subdivision recorded in Book 319 of Maps, Page 7, records of Maricopa County, Arizona described as follows:

BEGINNING at the Northeast corner of said Lot 10;

thence South 00 degrees 00 minutes 01 seconds West 150.54 feet along the East line of said Lot 10;

thence North 89 degrees 59 minutes 59 seconds West 56.50 feet to the beginning of a tangent curve concave Northeasterly having a radius of 373.00 feet;

thence Northwesterly 261.61 feet along the arc of said curve through a central angle of 40 degrees 11 minutes 09 seconds to the South line of the North 62.50 feet of said Lot 10;

thence North 89 degrees 59 minutes 59 seconds West along said South line 142.98 feet to the West line of said Lot 10;

thence North 00 degrees 10 minutes 59 seconds West along said West line 62.50 feet to the Northwest corner of said Lot 10;

thence South 89 degrees 59 minutes 59 seconds East 440.37 feet to the Northeast corner of said Lot 10 and the POINT OF BEGINNING;

EXCEPT the entire mineral estate lying not less than 500 feet beneath the natural surface as reserved in instrument recorded in Recording No. 86-407381, of Official Records.

PARCEL NO. 3:

Lot 6, 43RD AVENUE DISTRIBUTION CENTER 1, a subdivision recorded in Book 312 of Maps, Page 48, records of Maricopa County, Arizona;

EXCEPT the entire mineral estate lying not less than 500 feet beneath the natural surface as reserved in Recording No. 86-407381, of Official Records.

A-1-7

Group I
Site No. 7
NBU 020401518
1102 West Southern Avenue

That certain tract or parcel of land situated, lying and being in the City of Tempe, Maricopa, County, Arizona, being more particularly described as follows:

Lot 36 and the East 166.20 feet of Lot 35, BROADWAY INDUSTRIAL PARK UNIT 4, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in Book 210 of Maps, Page 48.

A-1-8

Group I
Site No. 8
NBU 020401519
1219 West Geneva Drive

That certain tract or parcel of land situated, lying and being in the City of Tempe, Maricopa County, Arizona, being more particularly described as follows:

Lot 20, BROADWAY INDUSTRIAL PARK UNIT 4, a subdivision recorded in Book 210 of Maps, Page 48, records of Maricopa County, Arizona.

A-1-9

Group I
Site No. 9
NBU 020401520
1233 West Geneva Drive

That certain tract or parcel of land situated, lying and being in the City of Tempe, Maricopa County, Arizona, being more particularly described as follows:

Lot 21, BROADWAY INDUSTRIAL PARK UNIT 4, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in Book 210 of Maps, Page 48.

A-1-10

Group I
Site No. 10
NBU 020401521
1245 West Geneva Drive

That certain tract or parcel of land situated, lying and being in the City of Tempe, Maricopa County, Arizona, being more particularly described as follows:

Lot 22, BROADWAY INDUSTRIAL PARK UNIT 4, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in Book 210 of Maps, Page 48.

A-1-11

Group I
Site No. 11
NBU 020401522
645 West 24th Street

That certain tract or parcel of land situated, lying and being in the City of Tempe, Maricopa County, Arizona, being more particularly described as follows:

PARCEL NO. 1:

Lot 3, BROADWAY INDUSTRIAL PARK UNIT 5, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in Book 208 of Maps Page 2 and Certificate of Correction recorded in Docket 13497, Page 705.

PARCEL NO. 2:

The East 94 feet of Lot 4, BROADWAY INDUSTRIAL PARK UNIT 5, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in Book 208 of Maps, Page 2 and Certificate of Correction recorded in Docket 13497 Page 705.

PARCEL NO. 3:

Lot 2, BROADWAY INDUSTRIAL PARK UNIT 5, according to the plat of record in the Office of the County Recorder of Maricopa County, Arizona, recorded in Book 208 of Maps, Page 2 and Certificate of Correction recorded in Docket 13497, Page 705.

EXCEPT the East 130 feet.

A-1-12

Group I
Site No. 12
NBU 020401523
849 West 24th Street

That certain tract or parcel of land situated, lying and being in the City of Tempe, Maricopa County, Arizona, being more particularly described as follows:

The West 46 feet of Lot 4, all of Lots 5 and 6 and the North 15 feet of Lot 7 of BROADWAY INDUSTRIAL PARK UNIT 5, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 208 of Maps, Page 2 and Certificate of Correction in Docket 13497, Page 705.

EXCEPT the East 88 feet of said Lot 7.

A-1-13

Group I
Site No. 13
NBU 20401525
30955 Huntwood Avenue

REAL PROPERTY IN THE CITY OF HAYWARD, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL 2, PARCEL MAP 3780, FILED MAY 10, 1982, MAP BOOK 133, PAGE 63, ALAMEDA COUNTY RECORDS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 2; THENCE FROM SAID POINT OF BEGINNING, NORTH 88° 57' 23" WEST, 322.00 FEET; THENCE SOUTH 01° 02' 37" WEST, 653.00 FEET; THENCE SOUTH 88° 57' 23" EAST, 322.00 FEET; AND THENCE NORTH 01° 02' 37" EAST, 653.00 FEET TO THE POINT OF BEGINNING.

ASSESSOR'S PARCEL NOS.	475-0020-090 475-0020-093

A-1-14

Group I
Site No. 14
NBU 020401526
3191 Corporate Place

THE LAND REFERRED TO HEREIN IS SITUATE IN THE CITY OF HAYWARD, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL I, PARCEL MAP 939, FILED JULY 13, 1972, BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM, THAT PORTION DESCRIBED IN THE DEED TO EDEN ROCK CO. NO.3, A JOINT VENTURE, RECORDED JULY 31, 1978, REEL 5508, IMAGE 378, SERIES NO. 78-145175, OFFICIAL RECORDS.

ASSESSOR'S PARCEL NO. 461-0015-020-02

A-1-15

Group I
Site No. 15
NBU 020401527
3167 Corporate Place

THE LAND REFERRED TO HEREIN IS SITUATE IN THE CITY OF HAYWARD, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 2, PARCEL MAP NO. 939, FILED JULY 13, 1972, IN BOOK 76 OF PARCEL MAPS, PAGE 10, ALAMEDA COUNTY RECORDS.

TOGETHER WITH:

ALL THAT CERTAIN REAL PROPERTY BEING A PORTION OF PARCEL 1 AS SHOWN ON "PARCEL MAP NO. 939", WHICH MAP IS FILED IN BOOK 76 OF PARCEL MAPS, AT PAGE 10, ALAMEDA COUNTY RECORDS, SAID REAL PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER COMMON TO PARCELS 1 AND 2 ON THE NORTHWESTERLY LINE OF CORPORATE PLACE, AS SHOWN ON THE ABOVE MENTIONED PARCEL MAP; THENCE FROM SAID POINT OF BEGINNING ALONG SAID NORTHERLY LINE, SOUTH 76° 38' 05" WEST, 8.22 FEET; THENCE LEAVING THE LAST SAID LINE AND RUNNING ALONG A LINE PARALLEL TO AND 7.806 FEET SOUTHWESTERLY, AT RIGHT ANGLES, FROM THE DIVIDING LINE BETWEEN SAID PARCELS 1 AND 2, NORTH 31° 37' 51" WEST, 205.78 FEET; THENCE LEAVING SAID PARALLEL LINE, NORTH 58° 22' 09" EAST, 7.806 FEET TO SAID DIVIDING LINE; THENCE ALONG THE LAST SAID LINE, SOUTH 31° 37' 51" EAST, 208.356 FEET TO THE POINT OF BEGINNING.

SAID REAL PROPERTY IS THE SAME AS "LOT LINE ADJUSTMENT NO. 77-4" APPROVED BY THE CITY OF HAYWARD PLANNING COMMISSION ON SEPTEMBER 22, 1977.

ASSESSOR'S PARCEL NO. 461-0015-021-01

A-1-16

Group I
Site No. 16
NBU 020401528
38503, 38505 & 38507 Cherry Street

REAL PROPERTY IN THE CITY OF NEWARK, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

A PORTION OF LOTS 120, 121, 122, l05, 106, 107 AND A PORTION OF MOORES AVENUE, AS SAID LOTS AND AVENUE ARE SHOWN ON THE MAP SHOWING THE TOWN OF NEWARK AND THE VILLA-LOTS AND FARMS IN ITS VICINITY, FILED APRIL 27, 1880, IN BOOK 17 OF MAPS, PAGE 42, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHWESTERN LINE OF CHERRY STREET, ALSO KNOWN AS CHERRY ROAD, AS SAID STREET EXISTED BEFORE BEING WIDENED FROM A WIDTH OF 60 FEET, AT THE MOST NORTHERN CORNER OF THE 33.51 ACRE PARCEL OF LAND DESCRIBED IN THE DEED DATED JUNE 23, 1959, FROM SOUTHERN PACIFIC COMPANY TO PETERBILT MOTORS COMPANY, RECORDED JULY 10, 1959, IN BOOK 9084, PAGE 539, INSTRUMENT NO. AQ/81456, OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHWESTERN LINE OF CHERRY STREET NORTH 56° 38' 32" WEST 700.00 FEET TO A LINE DRAWN PARALLEL WITH SAID NORTHWESTERLY 700 FEET RIGHT ANGLE MEASUREMENT, FROM THE NORTHWESTERN LINE OF SAID 33.51 ACRE PARCEL OF LAND; THENCE ALONG SAID PARCEL LINE SO DRAWN AND ITS PROLONGATION SOUTHWESTERLY SOUTH 33° 21' 28° WEST 1815.18 FEET TO THE PROLONGATION NORTHWESTERLY OF THE SOUTHWESTERN LINE OF SAID 33.51 ACRE PARCEL OF LAND; THENCE ALONG THE LAST SAID PROLONGATION, SOUTH 59° 25' 52" EAST 700.83 FEET TO THE NORTHWESTERN LINE OF SAID 33.51 ACRE PARCEL OF LAND; THENCE ALONG THE LAST MENTIONED LINE NORTH 33° 21' 28" EAST 1781.08 FEET TO THE POINT OF BEGINNING.

EXCEPTING AND RESERVING, TO SOUTHERN PACIFIC COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS, FOREVER THE TITLE AND EXCLUSIVE RIGHT TO ALL OF THE MINERALS AND MINERAL ORES OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING SAID LAND OR THAT MAY BE PRODUCED THEREFROM, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL PETROLEUM, OIL, NATURAL GAS AND OTHER HYDROCARBON SUBSTANCES AND PRODUCTS DERIVED THEREFROM TOGETHER WITH THE EXCLUSIVE AND PERPETUAL RIGHT OF SAID SOUTHERN PACIFIC COMPANY, ITS SUCCESSORS AND ASSIGNS, OF INGRESS AND EGRESS BENEATH THE SURFACE OF SAID LAND TO EXPLORE FOR, EXTRACT, MINE AND REMOVE THE SAME, AND TO MAKE SURE USE OF THE SAID LAND BENEATH THE SURFACE AS IS NECESSARY OR USEFUL IN CONNECTION THEREWITH, WHICH USE MAY INCLUDE LATERAL OR SLANT DRILLING, BORING, DIGGING OR SINKING WELLS, SHAFTS OR TUNNELS; PROVIDED, HOWEVER, THAT SAID GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT USE THE SURFACE OF SAID LAND IN THE EXERCISE OF ANY OF SAID RIGHTS, AND SHALL NOT DISTURB THE SURFACE OF SAID LAND OR ANY IMPROVEMENTS THEREON RESERVED IN DEED RECORDED APRIL 12, 1962, ON REEL 558, IMAGE 384, INSTRUMENT NO. AT/48454, ALAMEDA COUNTY RECORDS.

A-1-17

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR DRAINAGE AS CREATED IN THE DOCUMENT RECORDED JULY 14, 1987, SERIES NO. 87-196954, OFFICIAL RECORDS, OVER AND ACROSS THE FOLLOWING DESCRIBED REAL PROPERTY:

A PORTION OF THE LANDS OF PACCAR INC. (SUCCESSOR TO PETERBILT MOTORS COMPANY) DESCRIBED IN THE GRANT DEED DATED JUNE 23, 1959 AND RECORDED JULY 10, 1959, SERIES NO. AQ-81456, ALAMEDA COUNTY OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF THE SAID ABOVE DESCRIBED LANDS, ALONG THE NORTHWESTERLY BOUNDARY LINE THEREOF, NORTH 33° 14' 20" EAST, 25.03 FEET; THENCE LEAVING LAST SAID LINE, PARALLEL WITH THE SOUTHWESTERLY LINES OF SAID LANDS, SOUTH 59° 33' 00" EAST, 500.79 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT; THENCE ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 588.14 FEET, THROUGH A CENTRAL ANGLE OF 09° 21' 59", FOR AN ARC DISTANCE OF 96.15 FEET; THENCE SOUTH 50° 11' 00" EAST, 188.06 FEET; THENCE LEAVING SAID PARALLELISM, SOUTH 80° 06' 23" EAST 54.38 FEET; THENCE SOUTH 40° 03' 42" EAST, 154.36 FEET; THENCE SOUTH 50° 11' 00" EAST, 196.21 FEET; THENCE SOUTH 30° 27' 00" WEST, 21.21 FEET TO A POINT ON THE SOUTHWESTERLY BOUNDARY LINE OF SAID ABOVE DESCRIBED LANDS; THENCE ALONG SAID BOUNDARY LINE NORTH 59° 33' 00" WEST, 25.00 FEET TO AN ANGLE POINT; THENCE NORTH 50° 11' 00" WEST, 562.15 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE LEFT; THENCE ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 563.14 FEET; THROUGH A CENTRAL ANGLE OF 09° 21' 59" FOR AN ARC DISTANCE OF 92.06 FEET; THENCE NORTH 59° 33' 00" WEST, 502.01 FEET TO THE BEGINNING OF THIS DESCRIPTION, RECORDED JULY 14, 1987, SERIES NO. 87-196954.

ASSESSOR'S PARCEL NOS.	092A-2300-008 (AFFECTS A PORTION) 092A-2300-009 (AFFECTS A PORTION)

A-1-18

Group I
Site No. 17
NBU 020401529
4125 Buford Highway

All that tract or parcel of land lying and being in Land Lot 267 of the 6th Land District, Gwinnett County, Georgia, being Lot 2, Block "A", Jack Garner Estate, containing 10.9227 acres and being more particularly described as follows:

Beginning at a 1" pipe located at the intersection of the land lot line common to Land Lots 267 and 268, said district and county, and the southeasterly right of way of southern railroad (200' right of way), said iron pin being located 100 feet from the centerline of the main track; thence running along the southeasterly right of way of Southern Railroad, along a line parallel to and 100 feet from the centerline of the main track, North 49 degrees 54 minutes 30 seconds East a distance of 1417.40 feet to a 1/2" rebar set on said right of way; thence leaving said right of way and running South 33 degrees 35 minutes 32 seconds East a distance of 371.19 feet to an iron pin set on the Northwesterly right of way of State Route No. 13 and U.S. Highway No. 23 (right of way varies, also known as Buford Highway); thence running along the Northwesterly right of way said State Route No. 13 the following courses and distances: South 49 degrees 06 minutes 00 seconds West, 194.65 feet to an iron pin set; North 40 degrees 54 minutes 00 seconds West, 35.00 feet to an iron pin set; South 49 degrees 06 minutes 00 seconds West, 40.00 feet to an iron pin set; South 40 degrees 54 minutes 00 seconds East, 10.00 feet to an iron pin set; South 39 degrees 38 minutes 16 seconds West, 152.07 feet to an iron pin set; South 49 degrees 06 minutes 00 seconds West, 350.00 feet to a nail set; South 68 degrees 23 minutes 24 seconds West, 105.95 feet to an iron pin set; South 49 degrees 06 minutes 00 seconds West, 175.00 feet to an iron pin set; North 40 degrees 54 minutes 00 seconds West, 20.00 feet to a nail set; South 49 degrees 06 minutes 00 seconds West, 60.00 feet to an iron pin set; South 40 degrees 54 minutes 00 seconds East, 20.00 feet to an iron pin set; South 39 degrees 25 minutes 15 seconds West, 205.15 feet to an iron pin set; thence leaving said right of way and running North 32 degrees 51 minutes 57 seconds West a distance of 317.29 feet to a 1/2" rebar found in an old roadbed (formerly old Peachtree Road); thence running along the old roadbed South 32 degrees 20 minutes 03 seconds West a distance of 173.20 feet to a 1/2" rebar found on the land lot line common to Land Lots 267 and 268; thence running along said land lot line North 30 degrees 11 minutes 57 seconds West a distance of 125.63 feet to a 1" pipe on the Southeasterly right of way of Southern Railroad, said 1" pipe being the POINT OF BEGINNING.

Being the same property as conveyed by that certain Limited Warranty Deed from Duke-Weeks Realty Limited Partnership to Cabot Industrial Properties, L.P., a Delaware limited partnership, dated February 16, 2000, filed for record February 22, 2000 and recorded in Deed Book 20060, Page 47, Gwinnett County, Georgia records.

A-1-19

Group I
Site No. 18
NBU 020401530
4300 Westpark Drive

All that tract or parcel lying and being in Land Lot 89 of the 14th District formerly Fayette County, now Fulton County, and being more particularly described as follows:

        To find the "TRUE POINT OF BEGINNING", start at the northeast intersection if extended of Westpark Drive (60' right-of-way) with South Westpark Drive (60' right-of-way); thence in a southeast direction along said right-of-way a distance of 1155.56 to the "TRUE POINT OF BEGINNING"; thence N 6°21'45" E a distance of 450.25 feet to iron pin found; thence N 88°50'30" E a distance of 933.47 feet to a point; thence northeasterly 260.87 feet along a curve to the left, said curve being subtended by a chord bearing of N 70°37'00" E a chord distance of 256.50 feet, and having a radius of 410.07 feet to a point, said point being on the right-of-way of Westpark Drive (60' right-of-way); thence along said right-of-way S 1°09'00"E a distance of 256.81 feet; thence southwesterly along said right-of-way 267.01 feet along a curve to the right, said curve being subtended by a chord bearing of S 43°50'45" W, a chord distance of 240.40 feet, and having a radius 170.00 feet; thence along said right-of-way S 88°50'30" W a distance of 619.68 feet to a point; thence westerly along said right-of-way 88.45 feet along a curve to the left, said curve being subtended by a chord bearing of S 80°07'00" W, a chord distance of 88.11 feet, having a radius of 290.44 feet; thence along said right-of-way S 71°23'30" W, a distance of 227.69 feet; thence westerly along said right-of-way 120.12 feet along a curve to the right, said curve being subtended by a chord bearing of S 80°06'15" W a chord distance of 119.65 feet, having a radius of 395.00 feet; thence S 88°49'00" W a distance of 23.75 feet to the "TRUE POINT OF BEGINNING".

Said tract or parcel contains 10.087 acres and is shown on an "as-built" survey by Urban Engineers, Inc., dated December 17, 1980, last revised July 17, 1981, as verified by Urban Engineers, Inc.

        TOGETHER WITH the rights, easements, privileges and obligations appurtenant to the above-described land created and established under that certain Agreement and Declaration of Easements for Storm Drainage, Sewer, and Rail Lines by and between M.D. Hodges Enterprises, Inc. and Claude N. Rosenberg, Jr., Paul Sack, Alander F. Hogland, Johnson S. Bogart, Richard J. Bertero, Donald A. King, Jr., Orra C. Hyde, III, Wayne R. Harkins and Dean M. Greenwood and their successors in trust, as Trustees of the RREEF MidAmerica Fund-II, a California Group Trust under Agreement of Trust dated as of April 1, 1980, dated July 8, 1981, and recorded in Deed Book 7892, page 384, Records of Fulton County, Georgia.

This being the same property as conveyed in that certain Limited Warranty Deed from RREEF MA-II Westpark Drive, Inc., a Delaware corporation, to Cabot Industrial Properties, LP, a Delaware limited partnership, dated September 8, 1998, field for record September 9, 1998 and recorded in Deed Book 25106, page 132, Fulton County, Georgia records.

A-1-20

Group I
Site No. 19
NBU 020401531
5000 Westpark Drive

All that tract or parcel lying and being in Land Lot 89 of the 14th District formerly Fayette County, now Fulton County, and being more particularly described as follows:

Begin at the northeast corner of the intersection of the extended rights-of-way of North Westpark Drive (60 foot wide right-of-way) and South Westpark Drive (60 foot wide right-of-way) and thence proceeding in a northerly direction along the extended eastern right-of-way line of North Westpark Drive a distance of 20.00 feet to a point, said point being on the eastern right-of-way line of North Westpark Drive; thence in a northerly, northeasterly, and easterly direction along said right-of-way line, a distance of 1249.50 feet to a PK nail set, said PK nail being on the southern right-of-way line of North Westpark Drive and being the POINT OF BEGINNING; thence along the curvature of said right-of-way line, said curvature having a chord bearing of North 86 degrees 02 minutes 30 seconds East and a radius of 1116.45 feet, an arc distance of 108.82 feet (108.78 feet measured) to a point; thence North 88 degrees 50 minutes 00 seconds East along said right-of-way line a distance of 322.35 feet to a 5/8" rebar set; thence South 06 degrees 21 minutes 45 seconds West a distance of 644.70 feet to a 5/8" rebar set; thence North 83 degrees 42 minutes 15 seconds West a distance of 426.48 feet to a PK nail set; thence North 06 degrees 21 minutes 15 seconds East a distance of 583.47 feet to the POINT OF BEGINNING.

Said tract or parcel containing 6.035 acres more or less, as shown on "As-Built" Survey by Urban Engineers, Inc., dated December 17, 1980, last revised July 1, 1981.

TOGETHER WITH the rights, easements, privileges and obligations appurtenant to the above described lands created and established under that certain Agreement and Declaration of Easements for Common Drives, Draining, Maneuvering and Parking by and between M.D. Hodges Enterprises, Inc., and Claude N. Rosenberg, Jr., Paul Sack, Alander F. Hogland, Johnson S. Bogart, Richard J. Bertero, Donald A. King, Jr., Orra C. Hyde, III, Wayne R. Harkins and Dean M. Greenwood and their successors in trust, as Trustees of the RREEF MidAmerica Fund-II, a California Group Trust under Agreement of Trust dated as of April 1 1980, dated July 8, 1981, filed July 9, 1981, and recorded in Deed Book 7892, page 412, Fulton County, Georgia records.

This being the same property as conveyed in that certain Limited Warranty Deed from RREEF MA-II Westpark Drive, Inc., a Delaware Corporation, to Cabot Industrial Properties, LP, a Delaware Limited Partnership, dated September XX, 1998, filed for record September 9, 1998 and recorded in Deed Book 25106, page 132, Fulton County, Georgia records.

A-1-21

Group I
Site No. 20
NBU 020401532
1700 Westgate Parkway

        ALL THAT TRACT or parcel of land lying and being in Land Lot 67 of the 9C District, Fulton County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the point of intersection of the line common to Land Lots 132 and 136 of the 14th FF District of Fulton County, Georgia, with the northwestern right-of-way line of Fulton Industrial Boulevard (a 200 foot right-of-way); and running thence South 43 degrees 50 minutes 56 seconds West, along said right-of-way line, a distance of 358.08 feet to the point of intersection of said right-of-way line with the southwestern right-of-way line of Westgate Parkway (right-of-way of varying widths); thence leaving said right-of-way line of Fulton Industrial Boulevard and running in a generally northwesterly and westerly direction, along said right-of-way line of said proposed Westgate Parkway the following courses and distances: North 01 degree 09 minutes 04 seconds West, a distance of 50.00 feet to a point; North 46 degrees 09 minutes 04 seconds West, a distance of 64.64 feet to a point; North 44 degrees 22 minutes 09 seconds West, a distance of 450.22 feet to a point; North 46 degrees 09 minutes 04 seconds West, a distance of 1,038.66 feet to a point; along the arc of a 536.56 foot radius curve, an arc distance of 364.16 feet to a point (said arc being subtended by a chord lying to the southwest thereof and bearing North 65 degrees 35 minutes 41 seconds West a distance of 357.22 feet); and North 85 degrees 02 minutes 17 seconds West, a distance of 464.40 feet to an iron pin set marking the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING, as thus established, running thence South 04 degrees 57 minutes 44 seconds West, a distance of 60.25 feet to an iron pin set; thence South 26 degrees 09 minutes 58 seconds East, a distance of 855.36 feet to an iron pin set; thence South 63 degrees 50 minutes 02 seconds West, a distance of 648.68 feet to an iron pin set (on the centerline of a 30-foot Plantation Pipeline Company Easement); thence North 26 degrees 13 minutes 00 seconds West, along the centerline of said pipeline easement, a distance of 1,134.32 feet to an iron pin set on said southern right-of-way line of said proposed Westgate Parkway; thence in an easterly direction, along said right-of-way line of said proposed Westgate Parkway, the following courses and distances: along the arc of a 1,280.00 foot radius curve, an arc distance of 641.30 feet to an iron pin set (said arc being subtended by a chord lying to the south thereof and bearing North 80 degrees 36 minutes 31 seconds East a distance of 634.61 feet); and South 85 degrees 02 minutes 18 seconds East, a distance of 85.55 feet to the iron pin set marking the TRUE POINT OF BEGINNING.

The above-described property is shown as 15.853 acres on, and is described according to, plat of boundary survey prepared for Raco Fulton Properties, LP, and the Prudential Insurance Company of America by Hayes, James & Associates, Inc., bearing the seal and certification of Billy Ray Cheek, Georgia Registered Land Surveyor No. 1615; dated September 28, 1988, last revised November 17, 1988, which said plat of survey is incorporated herein by this reference and made a part of this description.

A-1-22

Group I
Site No. 21
NBU 020401533
1075 & 1150 Cobb International Place

All that tract or parcel of land lying and being in Land Lot 176, 20th District, City of Kennesaw, Cobb County, Georgia, and being more particularly described as follows:

To find the point of beginning commence at a 1/2 inch re-bar located at the intersection of the eastern right-of-way line of Cobb International Boulevard (88 foot right-of-way) and the Land Lot Line dividing Land Lots 176 and 205, THENCE along said Land Lot Line South 89 degrees 04 minutes 20 seconds East for a distance of 635.91 feet to a point on said Land Lot Line, said point being the POINT OF BEGINNING; From the POINT OF BEGINNING THUS ESTABLISHED, THENCE North 00 degrees 48 minutes 04 seconds East for a distance of 403.10 feet to a point; THENCE North 43 degrees 34 minutes 55 seconds West for a distance of 53.36 feet to a point on the southern right-of-way line of Cobb International Place; THENCE continue along said right-of way line along a curve to the left having a radius of 85.00 feet and an arc length of 121.04 feet, being subtended by a chord of North 05 degrees 37 minutes 47 seconds East for a distance of 111.06 feet to a 5/8 inch re-bar on said right-of-way line; THENCE leaving said right-of-way line, North 54 degrees 43 minutes 51 seconds East for a distance of 53.83 feet to a 5/8 inch re-bar; THENCE North 00 degrees 46 minutes 40 seconds East for a distance of 402.95 feet to a 5/8 inch re-bar; THENCE North 88 degrees 44 minutes 58 seconds East for a distance of 318.97 feet to a 5/8 inch re-bar; THENCE North 88 degrees 45 minutes 11 seconds East for a distance of 11.46 feet to a 5/8 inch re-bar; THENCE South 01 degrees 41 minutes 21 seconds East for a distance of 1,000.17 feet to a point on the Land Lot Line dividing Land Lots 176 and 205; THENCE continue along said Land Lot Line North 89 degrees 04 minutes 20 seconds West for a distance of 389.05 feet to a point, said point being the POINT OF BEGINNING.

TOGETHER WITH those easement rights arising under that certain Construction and Easement Agreement by and between Albritton Development Company I, Ltd., a Texas limited partnership, Cobb International Park Association, Inc., a Georgia non-profit corporation, and Trivest Associates, Ltd., a Georgia limited partnership, dated as of October 30, 1986, filed for record October 31, 1986 at 3:08 p.m., recorded in Deed Book 4186, Page 459, Records of Cobb County, Georgia.

ALSO TOGETHER WITH those easement rights arising under that certain Easement from Cobb International Park Association, Inc., a Georgia non-profit corporation, to Trivest Associates, Ltd., a Georgia limited partnership, dated as of October 30, 1986, filed for record October 31, 1986 at 3:08 p.m., recorded in Deed Book 4186, Page 453, Records of Cobb County, Georgia.

ALSO TOGETHER WITH those easement rights arising under that certain Reciprocal Drainage Easement Agreement by and between Trivest Associates, Ltd., a Georgia limited partnership, and Laurence E. Mansfield, III, dated as of August 1, 1988, filed for record August 3, 1988 at 11:29 a.m., recorded in Deed Book 5023, Page 98, Records of Cobb County, Georgia.

ALSO TOGETHER WITH those easement rights arising under that certain Easement Agreement by and between Trivest Associates, Ltd., a Georgia limited partnership, and Raco Land Ventures I, L.L.C., a Georgia limited liability company, dated as of June 20, 1995, filed for record June 21, 1995 at 3:42 p.m., recorded in Deed Book 8930, Page 113, Records of Cobb County, Georgia.

Said tract or parcel contains 8.297 acres more or less and is shown, as 1075 and 1150 Cobb International Place, on a survey entitled "ALTA/ACSM Land Title Survey 1075, 1100 & 1150 Cobb International Place Survey of Property for RACO/Melaver, L.L.C., Cabot Industrial Properties, L.P., and Commonwealth Land Title Insurance Company," prepared by Urban Engineers, Inc., bearing the seal and certification of Richard T. Grant, Georgia Registered Land Surveyor No. 1748, dated October 22, 1996, last revised March 4, 1998.

Being the same property as conveyed by that certain Limited Warranty Deed from Raco/Melaver, L.L.C., a Georgia limited liability company, to Cabot Industrial Properties, L.P., a Delaware limited partnership, dated March 13, 1998, filed for record March 16, 1998 and recorded in Deed Book 11094, Page 226, Cobb County, Georgia Records.

A-1-23

Group I
Site No. 22
NBU 020401534
5925 & 5945 Cabot Parkway

FEE TRACT:

ALL THE TRACT or parcel of land lying and being in Land Lots 840 and 841 of the 1st Section, 2nd District, Forsyth County, Georgia, and being more particularly described as follows:

COMMENCING at the point of intersection of the westerly right-of-way line of Shiloh Road East (a 60-foot right-of-way) and the southwesterly right-of-way line of Shiloh Road (a variable right-of-way) if said right-of-way lines were extended to a point of intersection; thence running along the aforesaid right-of-way line extended of Shiloh Road East, South 07 degrees 39 minutes 48 seconds West a distance of 21.89 feet to a point; thence running along the westerly right-of-way line of Shiloh Road East along a 489.30-foot radius curve to the left an arc distance of 146.71 feet to a point, said curve being subtended by a 146.16 foot chord bearing South 02 degrees 12 minutes 29 seconds East; thence continuing along said westerly right-of-way of Shiloh Road East along the arc of a 489.30-foot radius curve an arc distance of 60.04 feet to a point, said curve being subtended by a 60.00-foot chord bearing South 14 degrees 18 minutes 47 seconds East, said point being the TRUE POINT OF BEGINNING; thence leaving the aforesaid POINT OF BEGINNING and continuing along the westerly right-of-way line of Shiloh Road East an arc distance of 59.39 feet along the arc of a 489.30-foot radius curve deflecting to the left and having a 59.35-foot chord bearing South 21 degrees 18 minutes 20 seconds East; thence continuing along said right-of-way line South 24 degrees 21 minutes 30 seconds East, a distance of 108.23 feet to a point; thence continuing along said right-of-way line an arc distance of 327.14 feet along the arc of a 560.07-foot radius curve deflecting to the left having a 322.51-foot chord bearing South 41 degrees 19 minutes 00 seconds East; thence leaving the westerly right-of-way line of Shiloh Road East and running South 77 degrees 50 minutes 48 seconds West, a distance of 500.68 feet to a point; thence South 03 degrees 25 minutes 41 seconds West, a distance of 9.82 feet to a point at the centerline of a creek; thence running along the centerline of creek approximately 1,186 feet to a point; thence leaving the aforesaid centerline of said creek and running North 63 degrees 24 minutes 04 seconds West, a distance of 116.96 feet to a point; thence North 00 degrees 53 minutes 45 seconds West, a distance of 417.85 feet to a point; thence North 30 degrees 10 minutes 25 seconds East, a distance of 63.31 feet to a point; thence North 89 degrees 01 minute 31 seconds East, a distance of 329.18 feet to a point; thence North 43 degrees 13 minutes 06 seconds East, a distance of 152.61 feet to a point; thence 62.81 feet along the arc of a 854.99-foot radius curve deflecting to the left and having a 62.80-foot chord bearing South 47 degrees 56 minutes 50 seconds East; thence 291.70 feet along the arc of a 360.00-foot radius curve deflecting to the left and having a 283.78-foot chord bearing South 73 degrees 15 minutes 50 seconds East; thence North 83 degrees 31 minutes 25 seconds East, a distance of 403.16 feet to a point; thence 70.65 feet along the arc of a 560.00-foot radius curve deflecting to the left and having a 70.60-foot chord bearing North 79 degrees 54 minutes 35 seconds East; thence North 76 degrees 17 minutes 44 seconds East, a distance of 154.01 feet to the POINT OF BEGINNING.

Said parcel contains 16.8812 acres of land, more or less, and is shown as Lots 100 and 200 on, and described according to, that certain Boundary Survey for Meadows Business Center, LLC, et al., prepared by Greenhorne & O-Mara, Inc. dated April 12, 1999, which survey is incorporated herein by this reference.

A-1-24

LEASEHOLD TRACT:

ALL THAT TRACT or parcel of land lying and being in Land Lot 840 of the 2nd District of Forsyth County, Georgia, and being more particularly described as follows:

Commencing at the westerly right-of-way of Shiloh Road East (having a variable right-of-way) and the northerly right-of-way of Cabot Parkway (having a 60' right-of-way), said point being THE POINT OF COMMENCEMENT; thence following the northerly right-of way of Cabot Parkway South 76 degrees 17 minutes 44 seconds West for a distance of 153.38 feet to a point; thence along a curve to a right having a radius of 500.00 feet and an arc length of 63.08 feet, being subtended by a chord of South 79 degrees 54 minutes 34 seconds West for a distance of 63.04 feet to a point; thence South 83 degrees 31 minutes 25 seconds West for a distance of 148.51 feet to a 5/8" rebar, said point being the TRUE POINT OF BEGINNING; thence continuing along the northerly right-of-way of Cabot Parkway South 83 degrees 31 minutes 25 seconds West for a distance of 254.64 feet to a point; thence along a curve to the right having a radius of 300.00 feet and an arc length of 80.40 feet, being subtended by a chord of North 88 degrees 47 minutes 57 seconds West for a distance of 80.16 feet to a 5/8" rebar; thence leaving the northerly right-of-way of Cabot Parkway North 09 degrees 53 minutes 12 seconds East for a distance of 26.97 feet to a 5/8" rebar; thence North 29 degrees 52 minutes 38 seconds West for a distance of 123.37 feet to a 5/8" rebar; thence North 83 degrees 29 minutes 33 seconds East for a distance of 311.41 feet to a 5/8" rebar; thence South 29 degrees 36 minutes 24 seconds East for a distance of 163.09 feet to the northerly right-of-way of Cabot Parkway and THE POINT OF BEGINNING.

Said tract containing 1.075 acres more or less.

A-1-25

Group I
Site No. 23
NBU 20401535
14 & 16 Progress Road

A certain parcel of land situated in Billerica, Middlesex County and Commonwealth of Massachusett, being the premises shown as Lot 1-B on a plan entitled "Plan of Land Revised Subdivision in WEM Indus. Park" by Howe Surveying Associates, Inc. dated June 16, 1986 and being more particularly bounded and described according to said plan as follows:

Easterly, Northerly and Northwesterly	by the line of the cul-de-sac at the end of Progress Road, 149.05 feet
Northerly	by the line of said cul-de-sac, 27.40 feet;
Northeasterly	by the southwesterly line of Progress Road, 273.55 feet;
Southeasterly	by Lot 10 as shown on said plan, 624.20 feet;
Southwesterly	by land now or formerly of Francis Wyman Assoc., by four lines measuring respectively, 283.73 feet; 105.70 feet; 264.28 feet and 325.75 feet;
Northwesterly	by the Conservation Parcel as shown on said plan; and
Northeasterly	by Lot 2-B as shown on said plan, 335 feet.

Excepting and excluding from the above described land the fee in the portion of Progress Road and the cul-de-sac adjacent thereto.

The granted premises comprise a portion of Parcels 3 and 4 as shown on a plan entitled "Plan of Land in Billerica and Burlington, Massachusetts" by Emmons, Fleming and Bienvenu, Engineers & Surveyors, dated June 1967 and recorded with said Deeds, Plan Book 112, Plan 51.

Together with the right and easement, in common with others lawfully entitled thereto, for the use of Progress Road, Dunham Road Extension, Dunham Road and Plank Street for ingress and egress to and from Middlesex Turnpike, a public way, which use shall be for all purposes for which streets and ways are used in the Town of Billerica.

A-1-26

Group I
Site No. 24
NBU 20401536
19 Technology Drive

A certain parcel of land situated on the northerly side of Technology Drive in the Town of Auburn, County of Worcester and Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a railroad spike found on the northerly sideline of Technology Drive at the southeast corner of the land now or formerly of Brisson Electric;

Thence, N 28° 11' 21" W by Brisson Electric 469.75 feet to a concrete bound and the land now or formerly of the Massachusetts Turnpike Authority;

Thence, N 32° 52' 57" E by said land 296.94 feet to Route 1-90;

Thence, easterly by Route 1-90 a curve to the left having a radius of 12,150.00 feet an arc distance of 292.55 feet to the land now or formerly of Casey;

Thence, S 10° 40' 21" E by Casey 605.59 feet to Technology Drive;

Thence, westerly and southwesterly by Technology Drive by a curve to the left having a radius of 140.00 feet an arc distance of 50.00 feet;

Thence, S 69° 26' 00" W by Technology Drive 310.62 feet to the point of beginning.

Said parcel is shown on the plan recorded in Plan Book 480, Page 117 at the Worcester County Registry of Deeds.

A-1-27

Group I
Site No. 25
NBU 20401537
82 South Street

That certain parcel of land in the County of Middlesex and Commonwealth of Massachusetts, described as follows:

Easterly	by South Street, two hundred ninety-eight and 57/100 feet;
Southeasterly	three hundred eighty-two and 56/100 feet;
Easterly	four hundred twenty and 54/100 feet;
Southeasterly	three hundred fifty-one and 57/100 feet; and
Easterly	four hundred fifty-three and 09/100 feet, all by land now or formerly of James F. Moran;
Southwesterly	eight hundred twenty-eight and 62/100 feet; and
Southeasterly	three hundred thirty-seven and 20/100 feet, by land now or formerly of Boy Scouts Leaders Association;
Northwesterly	by Belknap Street, ten hundred sixty-nine and 94/100 feet; and
Northerly and Northwesterly	by Lot 3 as shown on plan hereinafter mentioned, eight hundred thirty-two and 56/100 feet.

Said parcel is shown as Lot 4 on said plan (Pan No. 36372B).

All of said boundaries are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 1005, Page 195, with Certificate 175145.

A-1-28

Group I
Site No. 26
NBU 20401538
65 Sunnyslope Avenue

A parcel of land in Tewksbury, Middlesex County, Massachusetts, situated on the easterly, northerly and westerly sideline of the end of Sunnyslope Avenue, beginning at a point on the westerly sideline of Sunnyslope Avenue at land now or formerly Meek, thence running:

N 60° 05' 32"W	175.12' along land now or formerly Meek and land now or formerly Atlantic Dracut Realty to a point; thence
N 10° 20' 12" E	195.69' along land now or formerly Atlantic Dracut Realty to a point; thence
N 75° 19' 01" E	18.00' along land now or formerly Atlantic Dracut Realty to a point; thence
N 10° 20' 12" E	22.07' along land now or formerly Atlantic Dracut Realty to a point; thence
N 75° 19' 01" E	164.09' along land now or formerly Atlantic Dracut Realty to a point; thence
N 10° 20' 12"E	609.43' along land now or formerly Atlantic Dracut Realty to a point at land now or formerly owners unknown; thence
S 88° 50' 24" E	687.18' along land now or formerly owners unknown and land now or formerly Parisi to a point; thence
S 03° 54' 17"W	1219.54' along land now or formerly Parisi to a point; thence
S 61 ° 39' 36"W	356.89' along land now or formerly Parisi to a point; thence
S 43° 24' 36" W	48.35' along land now or formerly Parisi to a point at land now or formerly DiBiase; thence
N 10° 20' 12" E	120.00' along land now or formerly DiBiase and the easterly end of Highland Road to a point; thence
N 79° 39' 48" W	90.00' along the northerly sideline of Highland Road to a point at land now or formerly Liegakos; thence
N 10° 20' 12" E	270.00' along land now or formerly Liegakos to a point; thence
N 79° 39' 48" W	380.00' along land now or formerly Liegakos and the northerly sideline of Raven Road to the point of intersection with the easterly sideline of Sunnyslope Avenue; thence
N 10° 20' 12" E	230.00' along the easterly sideline of Sunnyslope Avenue to a point; thence
N 79° 39' 48" W	40.00' along the northerly sideline of Sunnyslope Avenue to a point; thence
S 10° 20' 12" W	217.05' along the westerly sideline of Sunnyslope Avenue to the point of beginning.

A-1-29

Group I

Site No. 27
2627-2659 and 2701-2737 Market Street
Garland, Texas

Site 4

BEING a tract of land situated in the Henry Reid Survey, Abstract No. 1197, Dallas County, Texas, and being ALL OF LOT 2, BLOCK 1, NORTHEAST BUSINESS PARK NO. 6, an addition to the City of Garland, Dallas County, Texas as recorded in Volume 80168, Page 1743 of the Deed Records of Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land described as Parcel V in deed to Calwest Texas Properties, L.P. as recorded in Volume 99139, Page 2367, D.R.D.C.T., and being more particularly described as follows:

COMMENCING at an iron pin found at the intersection of the South right-of-way line of Wood Drive (60 feet wide) with the West right-of-way line of Market Street (50 feet wide), said point of intersection being the beginning of a circular curve to the right, having a radius of 456.66 feet and whose back tangent bears North 14 degrees 42 minutes 51 seconds West;

THENCE southeasterly and southerly along said curve and along said West line of Market Street, through a central angle of 14 degrees 51 minutes 42 seconds, a chord distance of 118.12 feet, and an arc distance of 118.45 feet to an iron pin found at the point of tangency of said curve;

THENCE South 00 degrees 08 minutes 51 seconds West, continuing along said West line, a distance of 260.60 feet to an iron pin found for the POINT OF BEGINNING;

THENCE South 00 degrees 08 minutes 51 seconds West, continuing along said West line a distance of 478.0 feet to an iron pin found for a corner;

THENCE North 89 degrees 51 minutes 09 seconds West departing from said West line of Market Street, a distance of 597.78 feet to an iron pin found for a corner in the East line of Kingsley Road Industrial District No. 2, an addition to the City of Garland, Texas, as filed for recorded in Volume 783, Page 1554 of the Map Records of Dallas County, Texas;

THENCE North 16 degrees 51 minutes 32 seconds East, along said East line, a distance of 370.58 feet to an iron pin found for a corner;

THENCE North 29 degrees 50 minutes 56 seconds East, continuing along said East line, a distance of 141.69 feet to an iron pin found for a corner;

THENCE South 89 degrees 51 minutes 09 seconds East, a distance of 421.02 feet to the POINT OF BEGINNING AND CONTAINING 249,394 square feet or 5.725 acres of land.

A-1-30

Group I
Site No. 27
11910 Shiloh Road
Dallas, Texas
(Perimeter II)

SITE 5

BEING a tract of land situated in the Solomon Dixon Survey, Abstract No. 408, Dallas County, Texas, and being ALL OF LOT 1, BLOCK B/8048 OF PERIMETER BUSINESS PARK, THIRD INSTALLMENT, an addition to the City of Dallas, Texas, as recorded in Volume 74150, Page 758, Deed Records of Dallas County, Texas (D.R.D.C.T.) and being all of that tract of land described as Parcel II in deed to Calwest Texas Properties, L.P., as recorded in Volume 99139, Page 2367, D.R.D.C.T., and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with cap stamped "HALFF ASSOC. INC." (hereafter referred to as "with cap") set for the intersection of the east right-of-way line of Shiloh Road (110 feet wide) and the north right-of-way line of International Parkway (60 feet wide), said point being the southwest corner of said Lot 1;

THENCE North 00 degrees 22 minutes 00 seconds East, along the east right-of-way line, same being the west line of said Lot 1, a distance of 414.64 feet to a 1/2 inch iron rod with cap found for the common northwest corner of said Lot 1 and the southwest corner of that tract of land described in deed to Knickerbocker Properties, Inc. XII as recorded in Volume 96042, Page 3809, D.R.D.C.T.;

THENCE South 89 degrees 38 minutes 00 seconds East, departing said east right-of-way line and said west line and along the common line of said Lot 1 and said Knickerbocker tract and generally along a fence, a distance of 639.88 feet to a 1/2 inch iron rod with cap found for the common northeast corner of said Lot 1 and northwest corner of that tract of land described in deed to Outdoor Cap Co., Inc. as recorded in Volume 94117, Page 3390, D.R.D.C.T.;

THENCE South 00 degrees 22 minutes 00 seconds West, departing said common line and said fence line and along the common line between said Lot 1 and said Outdoor Cap Co. tract, a distance of 419.30 feet to a 1/2 inch iron rod found for the common southeast corner of said Lot 1 and southwest corner of said Outdoor Cap Co. tract, said point being the aforementioned north right-of-way line of International Parkway;

THENCE North 89 degrees 13 minutes 00 seconds West, departing said common line and along said North right-of-way line of International Parkway, a distance of 639.90 feet to the POINT OF BEGINNING AND CONTAINING 266,813 square feet or 6.125 acres of land.

A-1-31

Group I
Site No. 27
12555-12589 and 12591-12623 Perimeter Drive
Dallas, Texas
(Perimeter IV)

SITE 6

BEING a tract of land situated in the Solomon Dixon Survey, Abstract No. 408, and being a PART OF LOT 1, BLOCK D/8048, PERIMETER BUSINESS PARK, FOURTH INSTALLMENT, an addition to the City of Dallas, Texas as recorded in Volume 74096, Page 1923, Deed Records, Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land described as Parcel III in deed to Calwest Texas Properties L.P. as recorded in Volume 99139, Page 2367, D.R.D.C.T., and being more particularly described as follows:

COMMENCING at a 1/2 inch iron rod with cap stamped "HALFF ASSOC. INC." (hereafter referred to as "with cap") found for the intersection of the East right-of-way line of Shiloh Road (110 feet wide) and the North right-of-way line of Perimeter Drive (60 feet wide), said point also being the Southwest corner of Perimeter Business Park, Seventh Installment, Lot 1A, Block D/8048 as recorded in Volume 99139, Page 2367, D.R.D.C.T.;

THENCE South 89 degrees 38 minutes 00 seconds East, along said North right-of-way line, a distance of 290.22 feet to a 1/2 inch iron rod found for the POINT OF BEGINNING, said point being the common Southeast corner of said Lot 1A and Southwest corner of said Parcel III;

THENCE North 00 degrees 22 minutes 00 seconds East, departing said North right-of-way line and along the common line between said Lot 1A and said Parcel III, a distance of 349.85 feet to a 1/2 inch iron rod with cap found for the common Northeast corner of said Lot 1A and Northwest corner of said Parcel III;

THENCE South 89 degrees 42 minutes 22 seconds East, along the North line of said Parcel III, said being the North line of the aforementioned Lot 1, Block D/8048, a distance of 434.37 feet to a 1/2 inch iron rod with cap found for the Northeast corner of said Lot 1, said point being on the West line of Sport City Toyota, an addition to the City of Dallas as recorded in Volume 85253, Page 2498, D.R.D.C.T.;

THENCE South 00 degrees 45 minutes 14 seconds West, departing said North line and along the common line between said Lot 1 and said Sport City Toyota Addition, a distance of 350.42 feet to a 1/2 inch iron rod with cap found for the Southeast corner of said Lot 1, said point also being on the aforementioned North right-of-way line of Perimeter Drive;

THENCE North 89 degrees 38 minutes 00 seconds West, departing said common line and along said North right-of-way line, a distance of 432.00 feet to the POINT OF BEGINNING AND CONTAINING 151,673 square feet or 3.4819 acres of land, more or less.

A-1-32

Group I
Site No. 27
7215 and 7240-60 Wynnwood Lane

SITE 7

TRACT 1 (7215-7225 Wynnwood Lane):

BEING a 2.3874 acre (103,995.0 square feet) tract of land being out of and a PART OF BLOCK ONE OF THE WYNNWOOD PARK ADDITION as recorded in Volume 129, Page 69 of the Harris County Map Records, in the John Reinerman Survey, Abstract 642 in Houston, Harris County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at the intersection of the South line of said Block One and the Northeasterly right-of-way line of Hempstead Highway (Old U.S. Highway 290), 100 foot right-of-way;

THENCE South 89 deg. 26 min. 00 sec. East along the South line of Block One and along the center line of a Missouri Kansas and Texas Railroad centered in a 17.00 foot wide railroad easement as per Volume 1941, Page 453 of the Harris County Deed Records, a distance of 402.75 feet to a 5/8 inch iron rod found for the Southwest corner and the POINT OF BEGINNING of the herein described tract of land;

THENCE North 00 deg. 34 min. 00 sec. East, along the West line of said tract, at 8.50 feet passing the North line of the aforementioned railroad easement and at 221.10 feet passing a 10.00 foot wide building setback line, continuing for a total distance of 231.10 feet to a found 5/8 inch iron rod for the Northwest corner in the South line of Wynnwood Lane (60 foot right-of-way) and the North line of Block One;

THENCE South 89 deg. 26 min. 00 sec. East along the North lines of Block One and of said 10.00 foot wide building setback line also being the South line of Wynnwood Lane (60 foot right-of-way) for a total distance of 450.00 feet to a found one inch iron rod for Northeast corner;

THENCE South 00 deg. 34 min. 00 sec. West, along the East line of said tract, at 10.00 feet passing the aforementioned 10.00 foot wide building setback line and at 222.60 feet passing the North line of the said 17.00 foot wide railroad easement, continuing for a total distance of 231.10 feet to a 5/8 inch iron rod found for the Southeast corner of the herein described tract of land and located on the South line of Block One and center of the aforementioned railroad easement;

THENCE North 89 deg. 26 min. 00 sec. West along the South line of Block One and with the center line of said railroad easement for a distance of 450.00 feet to the POINT OF BEGINNING and containing 2.3874 acres (103,995.0 square feet) of land, more or less.

TRACT 2 (7240 - 7260 Wynnwood Lane):

Being a 2.0661 acres (90,000.0 square feet) tract of land being out of and a PART OF BLOCK ONE OF THE WYNNWOOD PARK ADDITION as recorded per plat in Volume 129, Page 69 of the Harris County Map Records, in the John Reinerman Survey, Abstract 642, in Houston, Harris County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a found 5/8 inch iron rod located in the North line of Wynnpark Drive (60 foot right-of-way), located at its intersection with a Northerly projection of the East line of Fawnhope Drive (60 foot right-of-way);

THENCE North 00 deg. 34 min. 00 sec. East, a distance of 180.00 feet to a found 5/8 inch iron rod for corner, said corner being on the South line of a 40.00 foot wide Houston Lighting and Power Company easement;

A-1-33

THENCE South 89 deg. 26 min. 00 sec. East, a distance of 500.00 feet along the South line of the aforementioned Houston Lighting and Power Company easement to a found 5/8 inch iron rod at the Northeast corner of the herein described tract of land;

THENCE South 00 deg. 34 min. 00 sec. West, a distance of 180.00 feet to a found 3/4 inch iron rod in the North line of said Wynnpark Drive;

THENCE North 89 deg. 26 min. 00 sec. West, a distance of 500.00 feet along the North line of said Wynnpark Drive to the POINT OF BEGINNING and 2.0661 acres (90,000.0 square feet) of land, more or less.

A-1-34

Group I
Site No. 27
12603 & 12613 Executive Drive
(Corporate IV)

SITE 8

All that certain 4.0862 acres of land out of UNRESTRICTED RESERVE "F", CORPORATE BUSINESS PARK, according to the plat thereof recorded in Volume 23, Page 5, Fort Bend County Map Records, and Unrestricted Reserve "B", Corporate Business Park, according to the replat thereof recorded in Volume 22, Page 9, Fort Bend County Map Records, Stafford, Fort Bend County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a found 5/8" iron rod with cap marking the intersection of the East right-of-way line of Executive Drive (60' wide) with the North line of said Unrestricted Reserve "F";

THENCE South 89 deg. 44 min. 27 sec. East—251.57 feet, with said North line, to a found 5/8" iron rod for corner;

THENCE South 00 deg. 04 min. 44 sec. West—709.20 feet, with the West line of a called 9.1354 acre tract described in deed dated September 30, 1994, from Exchange Business Center, Inc. to Corporate Exchange Limited Partnership filed in the Official Public Records of Real Property of Fort Bend County, Texas at Clerk File No. 9466510, to a found "X" in concrete for corner;

THENCE South 89 deg. 59 min. 24 sec. West—249.97 feet, with the North line of a called 2.08333 acre tract described in a deed dated May 1, 1980 from Vantage Properties, Inc. to Corporate Center F-80 Investment Venture filed in the Official Public Records of Real Property of Fort Bend County, Texas at Clerk File No. 8667468, to a found 5/8" iron rod for corner;

THENCE North 00 deg. 03 min. 00 sec. West—710.38 feet, to the POINT OF BEGINNING of the herein described tract and containing 4.0862 acres (177,993 square feet) of land, more or less.

A-1-35

Group I
Site No. 27
4000 Greenbriar Drive

SITE 9:

Description of a 16.0001 acre (696,955 square feet) tract of land OUT OF RESERVE "B" OF GREENBRIAR SOUTHWEST, SECTION THREE, as recorded in Volume 22, Page 33 of the City of Fort Bend County Plat Records in the Thomas J. Nichols Survey, Abstract No. 296, Fort Bend County, Texas and being more fully described as follows:

BEGINNING at a 5/8 inch iron rod found for the Northeast corner of said Reserve "B" of Greenbriar Southwest, Section Three, the Northwest corner of Commercial/Industrial Reserve "A" of Greenbriar Southwest Section Four, and being a point in the South right-of-way line of Bluebonnet Drive (60 feet wide);

THENCE, South 00 deg. 09 min. 12 sec. East, along the common line between Section Three and Section Four, a distance of 1040.66 feet to a 5/8 inch iron rod found for the Southeast corner of the herein described tract in the North right-of-way line of Greenbriar Drive (65 feet wide);

THENCE, South 89 deg. 56 min. 55 sec. West, along the North right-of-way line of Greenbriar Drive, a distance of 660.17 feet to a cut-back corner from which a 5/8 inch iron rod found bears North 82 deg. 57 min. 26 sec. West, a distance of 1.38 feet;

THENCE, North 45 deg. 06 min. 09 sec. West, a distance of 14.15 feet to a cut-back corner from which a found 5/8 inch iron rod bears North 79 deg. 20 min. 26 sec. West, a distance of 1.55 feet;

THENCE, North 00 deg. 09 min. 12 sec. West, a distance of 1029.47 feet to a 5/8 inch iron rod found for the Northwest corner of the herein tract, in the South right-of-way line of Bluebonnet Drive;

THENCE, North 89 deg. 50 min. 48 sec. East, along the South right-of-way line of Bluebonnet Drive, a distance of 670.17 feet to the POINT OF BEGINNING and CONTAINING 16.001 acres of land (696,965 square feet) more or less.

A-1-36

Group I
Site No. 27
1302 Avenue R

SITE 12

BEING ALL OF SITE 1, BLOCK 2 OF THE FOURTH INSTALLMENT INDUSTRIAL COMMUNITY NO. 5 GREAT SOUTHWEST INDUSTRIAL DISTRICT, an addition to the City of Grand Prairie as recorded in Volume 388-115, Page 33 of the Plat Records of Tarrant County, Texas (PRTCT) and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found at the most northwesterly corner of said SITE 1, BLOCK 2, said point being found in the southerly right-of-way line of AVENUE R (60' right-of-way);

THENCE departing the westerly line of said SITE 1, BLOCK 2 and along the southerly right-of-way line of said AVENUE R EAST a distance of 375.00 feet to a 1/2 inch iron rod found for corner, said point being the most northeasterly corner of said SITE 1, BLOCK 2;

THENCE departing the southerly line of said AVENUE R and along the easterly line of said SITE 1, BLOCK 2 SOUTH a distance of 419.65 feet to a 5/8 inch iron rod found for corner in the northerly line of a DRAINAGE & UTILITY Right-of-Way (70' right-of -way), said point being the most southeasterly corner of said SITE 1, BLOCK 2;

THENCE departing the easterly line of said SITE 1, BLOCK 2 and along the northerly line of said DRAINAGE & UTILITY Right-of-Way North 89 degrees 53 minutes 56 seconds West a distance of 375.00 feet to a 1/2 inch iron rod found for corner, said point being the most southwesterly corner of said SITE 1, BLOCK 2;

THENCE departing the northerly line of said DRAINAGE & UTILITY Right-of-Way and along the westerly line of said SITE 1, BLOCK 2 NORTH a distance of 418.99 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 3.610 acres or 157,244 square feet or land more or less.

A-1-37

Group I
Site No. 27
601-09 Avenue R

SITE 13

BEING ALL OF SITE 10-R-2, BLOCK 1 PARCEL 1, THIRD INSTALLMENT, INDUSTRIAL COMMUNITY NO. 5, GREAT SOUTHWEST INDUSTRIAL DISTRICT, an addition to the City of Grand Prairie as recorded in Volume 388-140, Page 65 of the Plat Records of Tarrant County, Texas (PRTCT) and being more particularly described as follows:

COMMENCING at the intersection of the easterly right-of-way line of STATE HIGHWAY 360 (variable width right-of-way) and the northerly right-of-way line of AVENUE "R" (60' right-of-way);

THENCE departing the easterly right-of-way line of said STATE HIGHWAY 360 and along the northerly right-of-way line of said AVENUE "R" EAST a distance of 349.23 feet to a 1/2 inch iron rod found for the POINT OF BEGINNING, said point being the most southwesterly corner of said SITE 10-R-2, BLOCK 1;

THENCE departing the northerly right-of-way line of said AVENUE "R" and along the westerly line of said SITE 10-R-2, BLOCK 1 as follows:

North a distance of 81.50 feet to a 1/2 inch iron rod found for corner;

West a distance of 16.33 feet to an "X" cut found in concrete for corner;

North 12 degrees 31 minutes 44 seconds East a distance of 28.48 feet to a "X" cut found in concrete for corner;

North a distance of 46.11 feet to a "X" cut found in concrete for corner;

North 12 degrees 31 minutes 44 seconds East a distance of 110.57 feet to a 1/2 inch iron rod set for corner, said point being the most northwesterly corner of said SITE 10-R-2, BLOCK 1;

THENCE departing the westerly line of said SITE 10-R-2, BLOCK 1 and along the northerly line of said SITE 10-R-2, BLOCK 1 as follows:

South 74 degrees 41 minutes 00 seconds East a distance of 50.54 feet to a 1/2 inch iron rod set for corner;

East a distance of 372.42 feet to a 1/2 inch iron rod found for corner, said point being the most northeasterly corner of said SAID 10-R-2, BLOCK 1;

THENCE departing the northerly line of said SITE 10-R-2, BLOCK 1 and along the easterly line of said SITE 10-R-2, BLOCK 1 SOUTH a distance of 250.00 feet to a 1/2 inch iron rod found for corner in the northerly right-of-way line of said AVENUE "R";

THENCE departing the easterly line of said SITE 10-R-2, BLOCK 1 and along the northerly right-of-way line of said AVENUE "R" WEST a distance of 435.00 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 2.523 acres or 109,897 square feet of land more or less.

A-1-38

Group I
Site No. 27
1475-1555 Avenue S

SITE 14

TRACT 1 (1555 Avenue S):

BEING LOT 1, BLOCK 6, WESTFORK CENTER, an addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat recorded in Volume 388-180, Page 67 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds, as follows:

BEGINNING at a 1/2" iron rod set, at the most Westerly Southeast corner of said Lot 1, being the West end of a radial corner clip, for the intersection of the North right-of-way line of Avenue S (a 60 foot wide public right-of-way) with the West right-of-way line of 114th Street (a 60 foot wide public right-of-way);

THENCE West 220.50 feet, to an "X" cut in concrete set, at the Southwest corner of said Lot 1;

THENCE North 390.00 feet, along the West boundary line of said Lot 1, to an "X" cut in concrete set, at the Northwest corner of said Lot 1;

THENCE East 255.50 feet, along the North boundary line of said Lot 1, to a 1/2" iron rod found, at the Northeast corner of said Lot 1, lying in the West right-of-way line of aforesaid 114th Street;

THENCE along the East boundary line of said Lot 1, and the West right-of-way line of said 114th Street, as follows:

1.    South 355.00 feet, to a 1/2" iron rod found, at the beginning of a curve to the right;

2.    Southwesterly 54.98 feet, along said curve to the right having a radius of 35.0 feet, a central angle of 90 degrees 00 minutes 00 seconds and a chord bearing South 45 degrees 00 minutes 00 seconds West, 49.50 feet, to THE PLACE OF BEGINNING, containing 2.282 acres (99,382 square feet) of land.

TRACT 2 (1515 Avenue S):

BEING LOT 2, BLOCK 6, WESTFORK CENTER, an addition of the City of Grand Prairie, Tarrant County, Texas, according to the plat recorded in Volume 388-180, Page 67 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds, as follows:

BEGINNING at an "X" cut in concrete, at the Southeast corner of said Lot 2, lying in the North right-of-way line of Avenue S (a 60 foot wide public right-of-way);

THENCE West 219.50 feet, along the North right-of-way line of said Avenue S, and the South boundary line of said Lot 2, to an "X" cut in concrete set, at the Southwest corner of said Lot 2;

THENCE North 390.00 feet, along the West boundary line of said Lot 2, to an "X" cut in concrete set, at the Northwest corner of said Lot 2;

THENCE East 219.50 feet, along the North boundary line of said Lot 2, to an "X" cut in concrete set, at the Northeast corner of said Lot 2;

THENCE South 390.00 feet, to THE PLACE OF BEGINNING, containing 1.965 acres (85,605 square feet) of land.

A-1-39

TRACT 3 (1475 Avenue S):

BEING LOT 3, BLOCK 6, WESTFORK CENTER, an addition to the City of Grand Prairie, Tarrant County, Texas, according to the plat recorded in Volume 388-180, Page 67 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds, as follows:

BEGINNING at an "X" cut in concrete, at the Southeast corner of said Lot 3, lying in the North right-of-way line of Avenue S (a 60 foot wide public right-of-way);

THENCE West 275.00 feet, along the North right-of-way line of said Avenue S, and the South boundary line of said Lot 3, to a 1/2" iron rod found, at the Southwest corner of said Lot 3;

THENCE North 390.00 feet, along the West boundary line of said Lot 3, and the East boundary line of Tract 1, Site 3, Block 4, Industrial Community No. 6, Installment 1, Great Southwest Industrial District, an addition to the City of Grand Prairie, Tarrant County, Texas, to an "X" cut in concrete found, at the Northwest corner of said Lot 3;

THENCE East 275.00 feet, along the North boundary line of said Lot 3, to an "X" cut in concrete set, at the Northeast corner of said Lot 3;

THENCE South 390.00 feet, along the East boundary line of said Lot 3, to THE PLACE OF BEGINNING, containing 2.462 acres (107,250 square feet) of land.

A-1-40

Group I
Site No. 27
2745 & 2805 & 2875 Market Street
(Market III)

SITE 15

TRACT 1:

BEING a tract of land situated in the Henry Reid Survey, Abstract No. 1197, Dallas County, Texas, and being ALL OF LOT 1, BLOCK 1, NORTHEAST BUSINESS PARK NO. 12, an Addition to the City of Garland, Texas as recorded in Volume 85128, Page 2964 of the Deed Records of Dallas County, Texas (D.R.D.C.T.), and being all of that tract of land described as Tract 1 of Parcel IV in deed to Calwest Texas Properties L.P. as recorded in Volume 99139, Page 2367, D.R.D.C.T., and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found for the common Northeast corner of said Lot 1 and Southeast corner of Lot 2 of Block 1 of Northeast Business Park No. 6, an addition to the City of Garland as recorded in Volume 80168, Page 1743, D.R.D.C.T., said point being in the West right-of-way line of Market Street (50 foot right-of-way);

THENCE South 00 degrees 08 minutes 51 seconds West, along said West right-of-way and East line of said Lot 1, a distance of 852.33 feet to a crow's foot cut in concrete found for the Southeast corner of said Lot 1;

THENCE North 89 degrees 51 minutes 09 seconds West, departing said West right-of-way line and said East line and along the South line of said Lot 1, a distance of 801.34 feet to a 1/2 inch iron rod with cap stamped "HALFF ASSOC. INC." (hereafter referred to as "with cap") found for the Southwest corner of said Lot 1, said point being in the East line of Kingsley Road Industrial District No. 2, an addition to the City of Garland as recorded in Volume 783, Page 1554, D.R.D.C.T.;

THENCE North 00 degrees 09 minutes 55 seconds East, along the common line between said Lot 1 and said Kingsley Road Industrial District No. 2, a distance of 174.49 feet to a 1/2 inch iron rod found for corner;

THENCE North 16 degrees 51 minutes 32 seconds East, continuing along said common line, a distance of 707.74 feet to a 1/2 inch iron rod with cap found for the common Northwest corner of said Lot 1 and Southwest corner of the aforementioned Lot 2;

THENCE South 89 degrees 51 minutes 09 seconds East, departing said common line and along the common line between said Lots 1 and 2, a distance of 597.78 feet to the POINT OF BEGINNING AND CONTAINING 613,992 square feet or 14.0953 acres of land, more or less.

TRACT 2:

NON-EXCLUSIVE EASEMENT rights for railroad spur crossing contained in that certain Agreement for Maintenance of Railroad Spur Crossing, by and between Vantage Properties, Inc., a Texas corporation, and the City of Garland, filed April 2, 1986, recorded in Volume 86064, Page 3222, D.R.D.C.T.;

TRACT 3:

NON-EXCLUSIVE EASEMENT rights for access contained in that certain Reciprocal Access Easement Agreement, by and between CIIF Associates II Limited Partnership, a Delaware limited partnership, and Jerry Cook Enterprises Limited Liability Company, a Texas limited liability company, recorded in Volume 99139, Page 24, D.R.D.C.T.

A-1-41

Group I
Site No. 27
11839 Shiloh Road

SITE 16

BEING a tract of land situated in the Enoch Dye Survey, Abstract No. 401 and being A PORTION OF CITY BLOCK NO. A/7471 OF THE CASA LINDA INDUSTRIAL DISTRICT, an addition to the City of Dallas as recorded in Volume 26, Page 93 of the Map Records of Dallas County, Texas (MRDCT) and being a tract of land conveyed to G.D.A.F. ASSOCIATES as recorded in Volume 94150, Page 02336 of the Deed Records of Dallas County, Texas (DRDCT) and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set at the intersection of the westerly right-of-way line of SHILOH ROAD (variable width right-of-way) and the northerly right-of-way line of SANTA ANNA AVENUE (60' right-of-way);

THENCE departing the westerly right-of-way line of said SHILOH ROAD and along the northerly right-of-way line of said SANTA ANNA AVENUE South 89 degrees 53 minutes 00 seconds West a distance of 692.00 feet to a 1/2 inch iron rod found for corner;

THENCE departing the northerly right-of-way line of said SANTA ANNA AVENUE North 00 degrees 07 minutes 00 seconds West a distance of 342.99 feet to an "X" cut set in top of a concrete retaining wall for corner;

THENCE North 81 degrees 58 minutes 00 seconds West a distance of 49.48 feet to a 1/2 inch iron rod set for corner in the southerly right-of-way line of the ATCHISON, TOPEKA & SANTA FE RAILWAY COMPANY (20' right-of-way);

THENCE along the southerly right-of-way line of said RAILROAD North 89 degrees 53 minutes 00 seconds East a distance of 745.43 feet to a 1/2 inch iron rod set for corner in the westerly right-of-way line of said SHILOH ROAD;

THENCE departing the southerly right-of-way line of said RAILROAD and along the westerly right-of-way line of said SHILOH ROAD South 00 degrees 36 minutes 40 seconds West a distance of 350.03 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 5.582 acres of 243,152 square feet of land more or less.

A-1-42

Group I
Site No. 27
1246-70 Silber Road
(Silber II)

SITE 17

TRACT 1:

All that certain 8.5571 acres out of the James Wharton Survey, A-871, Harris County, Texas, and being out of that certain 32.559 acre tract as described in deed dated April 15, 1946 from J.G. Miller and wife, to Edmund L. Lorehn and Thomas H. Shartle filed at Volume 1441, Page 306 of the Harris County Deed Records and being more particularly described by metes and bounds as follows:

COMMENCING at a point marking the Southwest corner of that certain 16.840 acre tract as described in a deed dated January 5, 1970 from Museum of Fine Arts of Houston to Warehouse Leasing Corporation filed in Volume 7883, Page 76 of the Harris County Deed Records;

THENCE, S 88 deg. 28 min. 00 sec. E—970.66 feet, to a found "X" in concrete marking the POINT OF BEGINNING of the herein described tract;

THENCE, N 00 deg. 23 min. 01 sec. E—370.65 feet, with the East line of that certain 8.25 acre tract as described in a deed dated October 18, 1976 from Crow-Shutt No. 9 to Robert T. Crow, et al filed in the Official Public Records of Real Property of Harris County, Texas at Clerk's File No. E955008, Film Code No. ###-##-####, to a found 5/8 inch iron rod for corner;

THENCE, S 88 deg. 23 min. 57 sec. E—1007.30 feet, with the South line of Westview Terrace, according to the plat thereof filed at Volume 27, Page 17 of the Harris County Map Records, to a found 5/8 inch iron rod for corner,

THENCE, S 01 deg. 10 min. 44 sec. West—140.84 feet, with the East line of that certain called 8.590 acre tract as described in deeds dated December 30, 1975 and January 30, 1975 from Robert E. Glaze, et al Trustee to Crow Shutt No. 15 filed in the Official Public Records of Real Property of Harris County, Texas at Clerk's File Nos. E879027 and E387569 and Film Code No. ###-##-#### and ###-##-####, to a found 1/2 inch iron rod for an angle point;

THENCE, S 01 deg. 03 min. 39 sec. E—185.59 feet, continuing with the East line of said called 8.590 acre tract, to a found 5/8 inch iron rod for an angle point;

THENCE, S 00 deg. 50 min. 16 sec. E—43.19 feet, continuing with the East line of said called 8.590 acre tract, to a found 1/2 inch iron rod for corner;

THENCE, N 88 deg. 28 min. 00 sec. W—1010.92 feet, with the South line of said called 8.590 acre tract, to the POINT OF BEGINNING and containing 8.5571 acres (372,748 square feet) of land, more or less.

TRACT 2:

NON-EXCLUSIVE EASEMENT rights contained in instrument dated March 6, 1958, executed by W.H. Francis, Jr. and Houston Reinforced Plastics Co., to Globe Box Company, recorded in Volume 3476, Page 381, Deed Records, Harris County, Texas, as amended by instrument recorded under Harris County Clerk's File Number J170695, over and across the following described property:

All that certain 58,228 square feet for roadway easement out of the James Wharton Survey, A-871 and being all that certain tract described in the instrument recorded in Volume 3476, Page 381 of the Harris County Deed Records, as amended by the instrument recorded in the Official Public Records of

A-1-43

Real Property of Harris County, Texas at Clerk's File No. J170695, Film Code No. 060-96-0542 and being more particularly described by metes and bounds as follows:

BEGINNING at a point in the East line of Silber Road which lies N 00 deg. 30 min. 00 sec. E—2506.30 feet from the Southwest corner of Cameron Iron Works 100 acre tract, which is the intersection of the East line of Silber Road and the North line of the M.K. & T.R.R. right-of-way;

THENCE, S 88 deg. 28 min. 00 sec. E—970.73 feet to a point for corner;

THENCE, N 00 deg. 21 min. 30 sec. E—60.00 feet to a point for corner;

THENCE, N 88 deg. 28 min. 00 sec. W—970.59 feet to a point for corner;

THENCE, S 00 deg. 30 min. 00 sec. W—60.00 feet to the POINT OF BEGINNING and containing 58,228 square feet of land, more or less.

A-1-44

Group I
Site No. 27
12505 Reed Road
505-25 Julie Rivers Drive

SITE 18

TRACT 1:

All that certain 11.20 acres of land, being comprised of the 1.7985 acre tract and the 6.7641 acre tract described in the deed from Sugarland Properties, Inc. to Hines Industrial, Ltd., recorded under Volume 972, Page 568, in the Deed Records of Fort Bend County, Texas and the 2.6380 acre tract described in the deed from Sugarland Properties, Inc. to Hines Industrial, Ltd. recorded under Volume 1121, Page 348 in the Deed Records of Fort Bend County, Texas, in the Brown & Belknap League, A-15, Fort Bend County, Texas, and being more particularly described by metes and bounds as follows: (All bearings based on the record bearing of North 88 deg. 26 min. 49 sec. East along the North line of the 150.00 acre tract recorded under Volume 724, Page 876, in the Deed Records of Fort Bend County, Texas)

COMMENCING at the intersection of the centerline of Corporate Drive (100' R.O.W.) with the centerline of Julie Rivers Drive (80' R.O.W.) according to the Street Dedication Plat recorded under Volume 26, Page 11, in the Plat Records of Fort Bend County, Texas;

THENCE, South 01 deg. 33 min. 11 sec. East—5.96 feet, along said centerline of Julie Rivers Drive, to an angle corner;

THENCE, South 88 deg. 25 min. 49 sec. West—40.00 feet to an "X" found in concrete for the Southeast corner and POINT OF BEGINNING of the herein described tract, common to the Southeast corner of 1.7985 acre tract in the West right-of-way line of said Julie Rivers Drive;

THENCE, South 88 deg. 26 min. 49 sec. West—603.20 feet, along the North lines of said 1.7985 acre tract and the aforesaid 6.7641 acre tract, to an "X" found in concrete for the Southwest corner of the herein described tract, common to the Southwest corner of said 6.7641 acre tract;

THENCE, North 01 deg. 33 min. 11 sec. West—952.00 feet, along the West line of said 6.7641 acre tract, to a 5/8 inch iron rod found for the Northwest corner of the herein described tract, in the South right-of-way line of Reed Road (100' R.O.W.);

THENCE, North 88 deg. 26 min. 49 sec. East—309.50 feet, along said South right-of-way line, to a 5/8 inch iron rod found for the most Northerly Northeast corner of the herein described tract, common to the Northeast corner of said 6.7641 acre tract;

THENCE, South 01 deg. 33 min. 11 sec. East—294.00 feet, along the East line of said 6.7641 acre tract, to a 60d nail found for an interior corner of the herein described tract, common to the Northwest corner of aforesaid 2.6380 acre tract;

THENCE, North 88 deg. 26 min. 49 sec. East—293.70 feet, along the North line of said 2.6380 acre tract, to an "X" found in concrete for the most Easterly Northeast corner of the herein described tract, common to the Northeast corner of said 2.6380 acre tract in the West right-of-way line of aforesaid Julie Rivers Drive;

THENCE, South 01 deg. 33 min. 11 sec. East—658.00 feet, along said West right-of-way line to the POINT OF BEGINNING of the herein described tract and containing 11.20 acres of land.

TRACT 2:

NON-EXCLUSIVE EASEMENT rights by and between Probity I-87, Ltd., and Sugarland Properties Incorporated under that certain Driveway Agreement dated July 3, 1992, recorded in Volume 2428, Page 1939, Official Records of Fort Bend County,

A-1-45

Group I
Site No. 28
3435 & 3445 Breckinridge Boulevard
NBU 020402050

TRACT 1:

All that tract or parcel of land lying and being in Land Lot 207 of the 6th District of Gwinnett County, Georgia, and being more particularly described as follows:

Commencing at a pk nail set at the centerline intersection of Breckinridge Boulevard (having a 100 foot right-of-way) and Centerview Drive;

THENCE westerly along the centerline of Breckinridge Boulevard the following courses and distances:

THENCE along a curve to the right having a radius of 1888.76 feet and an arc length of 321.52 feet, being subtended by a chord of South 55 degrees 22 minutes 21 seconds West for a distance of 321.13 feet to a pk nail set;

THENCE South 57 degrees 30 minutes 11 seconds West for a distance of 28.54 feet to a pk nail set;

THENCE North 29 degrees 41 minutes 56 seconds West for a distance of 50.00 feet leaving the centerline of Breckinridge Boulevard to a 1/2" rebar found on the northerly right-of-way line of said road, said rebar being the POINT OF BEGINNING;

THENCE North 29 degrees 41 minutes 56 seconds West for a distance of 891.20 feet leaving the northerly right-of-way line of Breckinridge Boulevard to a 1/2" rebar found on the southerly right-of-way line of Interstate 85 (having a variable right-of-way);

THENCE along the southerly right-of-way line of Interstate 85 North 59 degrees 10 minutes 36 seconds East for a distance of 714.86 feet to a 1/2" rebar set;

THENCE South 30 degrees 49 minutes 20 seconds East leaving the southerly right-of-way line of Interstate 85 for a distance of 472.50 feet to a 1/2" rebar set;

THENCE South 49 degrees 28 minutes 05 seconds East for a distance of 269.71 feet to a 1/2" rebar found on the northerly right-of-way line of Breckinridge Boulevard;

THENCE along the northerly right-of-way line of Breckinridge Boulevard along a curve to the right having a radius of 1838.76 feet and an arc length of 813.17 feet, being subtended by a chord of South 47 degrees 34 minutes 48 seconds West for a distance of 806.56 feet to a pk nail set;

THENCE South 57 degrees 30 minutes 11 seconds West for a distance of 28.49 feet to THE POINT OF BEGINNING.

Said property contains 14.445 acres more or less.

LESS AND EXCEPT that area conveyed to Gwinnett County by Deed dated May 27, 1999, recorded in Deed Book 18531, Page 75, Gwinnett County records.

A-1-46

EXHIBIT B

List of Tenant Leases

Folder Structure— Portfolio\City\Property	Tenant Name	Original Lease	First Amendment to Lease	Second Amendment to Lease	Third Amendment to Lease	Fourth Amendment to Lease	Fifth Amendment to Lease	Sixth Amendment to Lease	Seventh Amendment to Lease
Leases
National\Atlanta\1075 & 1150 Cobb Intl Place NW	Laser Xpedited Transportation Inc	August 1, 2002	February 25, 2003
National\Atlanta\1075 & 1150 Cobb Intl Place NW	Fumex Inc	May 13, 2004
National\Atlanta\1075 & 1150 Cobb Intl Place NW	Southern Book Company	August 13, 2001	July 1, 2004
National\Atlanta\1075 & 1150 Cobb Intl Place NW	Opella Inc	February 25, 2003	June 1, 2004
National\Atlanta\1075 & 1150 Cobb Intl Place NW	The Climatic Corporation	July 31, 2001	June 24, 2004
National\Atlanta\1075 & 1150 Cobb Intl Place NW	Therm All Inc	August 14, 1997	N/A the first amendment is the second amendment	October 31, 2002
National\Atlanta\ 1700 Westgate Parkway	General Electric Company 002	May 6, 1988	July 26, 1988	December 31, 1997	August 5, 2002	May 13, 2004
National\Atlanta\3435 & 3445 Breckinridge Rd	OSI Portfolio Services LP	January 11, 2001
National\Atlanta\3435 & 3445 Breckinridge Rd	Southeast Camera & Video Repair inc—Camera Repair Japan Company	September 30, 1999
National\Atlanta\3435 & 3445 Breckinridge Rd	Touch Activated Products LP	February 11, 2000	May 30, 2000
National\Atlanta\3435 & 3445 Breckinridge Rd	Peachtree Software Inc	October 28, 1999
National\Atlanta\3435 & 3445 Breckinridge Rd	Kilpatrick Turf Equipment Inc	February 25, 2003
National\Atlanta\3435 & 3445 Breckinridge Rd	Walong Marketing Inc	April 17, 2003
National\Atlanta\3435 & 3445 Breckinridge Rd	Alternative Mailing & Shipping Systems Inc	September 12, 1999	December 23, 1999
National\Atlanta\3435 & 3445 Breckinridge Rd	Globe Communications Inc	August 11, 2000
National\Atlanta\ 4125 Buford HWY	Logistics International Inc	August 30, 2002

B-1-1

National\Atlanta\ 4125 Buford HWY	National Gypsum of Georgia LP	August 15, 1994	October 16, 1995	December 23, 1998	December 20, 1999
National\Atlanta\ 4125 Buford HWY	Rock Tenn Converting Company	April 24, 1995	March 10, 1998	March 5, 2003
National\Atlanta\ 4300 Westpark Drive SW	Fastforms Inc	November 25, 2003
National\Atlanta\5925 & 5945 Cabot Parkway	Cambria Fabshop Inc	June 10, 2002
National\Atlanta\5925 & 5945 Cabot Parkway	Ecompany Store	December 31, 1999
National\Atlanta\5925 & 5945 Cabot Parkway	Ciena Corporation	November 14, 2000	March 29, 2001	May 8, 2003
National\Atlanta\5925 & 5945 Cabot Parkway	Ciena Corporation	May 1, 2001	GROUND LEASE
National\Boston\14 & 16 Progress Road	RR Donnelley & Sons Company	September 12, 2002
National\Boston\14 & 16 Progress Road	Harman Specialty Group	June 10, 2003
National\Boston\14 & 16 Progress Road	Boise Cascade	March 30, 1989	February 14, 1991	August 30, 1995	March 4, 1997	February 3, 2000	January 7, 2003
National\Boston\14 & 16 Progress Road	QPL Electronic Distributors	September 24, 1992	November 10, 1995	Forthcoming
National\Boston\14 & 16 Progress Road	GSI Lumonics	March 27, 2002
National\Boston\14 & 16 Progress Road	Amarr Company	March 19, 2004
National\Boston\ 19 Technology Drive	Parker-Hannifin Corporation	April 1, 2002
National\Boston\ 19 Technology Drive	J.R. Simplot	September 10, 2003
National\Boston\ 65 Sunny Slope Avenue	Eastern Bag & Paper Company	May 6, 1997	December 4, 2001
National\Boston\ 65 Sunny Slope Avenue	McKesson General Medical Corp.	December 23, 1988	Forthcoming	December 17, 1998	March 29, 2002
National\City\Phoenix\ 1102 W Southern	Manufacturers Floor Covering Outlet Company	January 14, 1998	March 4, 1999	June 13, 2002
National\City\Phoenix\ 1102 W Southern	NVI Manufacturing Inc	April 1, 2000
National\City\Phoenix\ 1102 W Southern	Carmel Community School	June 1, 2004
National\City\Phoenix\ 1219 W Geneva	Marsoner Inc	November 8, 1999

B-1-2

1233 W. Geneva	Petty Windows (Not on Disk)	March 9, 2004	June 16, 2004
National\City\Phoenix\ 645 W 24th	Loomis Fargo and Co	December 20, 1996	January 28, 1997
National\City\Phoenix\ 645 W 24th	Loomis Fargo and Co	April 13, 2004
National\City\Phoenix\ 849 W 24th	Loomis Fargo and Co	December 4, 2003
National\City\Phoenix\ E Watkins	Laboratory Corporation of America	July 28, 1998	August 12, 1999
National\City\Phoenix\ E Watkins	Nextlink Arizona Inc— XO Arizona, Inc.	November 1, 1998	May 14, 1999
National\City\Phoenix\ E Watkins	Expeditors International of Washington Inc	September 15, 1998	May 25, 1999
National\City\Phoenix\ N 103rd Ave	PFX Pet Supply Inc	January 21, 2003	January 23, 2003
National\City\Phoenix\ N 104th Ave	Simmons Company	March 12, 1997
National\City\Phoenix\ N 104th Ave	Genco I Inc	November 10, 1997	August 16, 2002
National\City\Phoenix\ N 104th Ave	Continental Pet Technologies Inc	January 15, 2002	November 7, 2002	January 29, 2003
National\City\Phoenix\ S 39th Ave	Rykoff-Sexton Inc	April 15, 1992
National\City\Phoenix\ S 39th Ave	PHD Manufacturing Inc	January 11, 1993	July 1, 1999	July 29, 2003
National\City\Phoenix\ S 40th Ave	Revlon Inc	April 1, 1992	April 1, 1992	December 20, 1996	July 20, 1998	June 15, 2004
National\City\Phoenix\ S 40th Ave	Ultra Health Products Inc	February 25, 2003	January 12, 2004
S 40th Ave	Ultra Health Products Inc Assignment of Lease—APANI (Not on Disks)	May 11, 2004
National\City\Phoenix\ S 63rd Ave	Office Depot Inc	July 7, 1993	February 28, 1994	June 25, 1996	November 1, 1999	October 31, 2003
National\Dallas\ 11839 Shiloh	RHE Hatco, Inc	April 13, 2004
National\Dallas\ 11910 Shiloh Perimeter II	TRP International Inc	August 17, 2000
National\Dallas\ 11910 Shiloh Perimeter II	Southwestern Bell Telephone Company	October 5, 2000

B-1-3

National\Dallas\ 11910 Shiloh Perimeter II	Semi Chem Inc	November 26, 2002	January 15, 2003	August 11, 2003
National\Dallas\ 11910 Shiloh Perimeter II	RCB Distributing Inc	January 2, 2001	September 22, 2003	March 17, 2004
National\Dallas\ 11910 Shiloh Perimeter II	Environmental Inks and Coatings Corp	October 3, 2002
National\Dallas\ 12555 & 12623 Perimeter Dr	KWP Enterprises Inc	February 13, 2004
National\Dallas\ 12555 & 12623 Perimeter Dr	Galvacer America Inc	November 3, 2003
National\Dallas\ 12555 & 12623 Perimeter Dr	EOI EN Ovations Inc	October 11, 2002
National\Dallas\ 12555 & 12623 Perimeter Dr	Autronic Plastics Inc	April 25, 2002
National\Dallas\ 1302 Ave R	WA Butler Company	September 18, 1989
National\Dallas\ 1475-1555 Ave S	PI Systems LLC	November 13, 2003
National\Dallas\ 1475-1555 Ave S	Carolina Glove Company	February 25, 2002
National\Dallas\ 1475-1555 Ave S	Kelly Direct Inc	February 20, 2003
National\Dallas\ 1475-1555 Ave S	Western Waterproofing Company of America	March 27, 2003
National\Dallas\ 1475-1555 Ave S	Swift Consulting Inc	April 11, 2003
National\Dallas\ 1475-1555 Ave S	Performance Home Medical Equipment Inc	November 7, 2002
National\Dallas\ 1475-1555 Ave S	Konica Photo Imaging Inc.	May 29, 2002
National\Dallas\ 1475-1555 Ave S	Mainstreet Intergration Services & Consulting	April 4, 2003
National\Dallas\ 2635 & 2737 Market	Twin Med Inc	October 6, 1999	October 20, 1999	November 1, 2002	December 11, 2002	January 20, 2003
National\Dallas\ 2635 & 2737 Market	ABCA Group Inc	March 3, 2003

B-1-4

National\Dallas\ 2635 & 2737 Market	Metrostar General Contractors Inc	June 26, 2001
National\Dallas\ 2635 & 2737 Market	HD International Tractor Inc	April 22, 2002
National\Dallas\ 2635 & 2737 Market	Mustang Glass Inc	July 25, 2002
National\Dallas\ 2635 & 2737 Market	Dallas Wiping Materials Inc 002	April 27, 2001	April 27, 2004
National\Dallas\ 2635 & 2737 Market	Scent Shop	October 22, 2001
National\Dallas\ 2635 & 2737 Market	North American Composites Company	August 10, 2000
National\Dallas\ 2745-2875 Market	Customform Transportation Systems Inc	March 8, 2001	July 24, 2002
National\Dallas\ 2745-2875 Market	Lone Star Plastics Inc (Graevel Dallas Movers)	November 28, 2001	April 22, 2003
National\Dallas\ 2745-2875 Market	Southwest Stainless LP	September 10, 2002	December 3, 2002
National\Dallas\ 2745-2875 Market	POPST Manufacturing Corporation	November 16, 1995
National\Dallas\ 601-609 Avenue R	DAWES Transportation Inc	October 31, 2002
National\Dallas\ 601-609 Avenue R	Unifast Inc	December 22, 2003
National\Dallas\ West Fork Center	Coast Chemical Inc	March 4, 2004
National\Houston\ 1246-1270 Silbur	Advance Excelsior Inc	February 1, 1997
National\Houston\ 1246-1270 Silbur	Jimenze Contact Services Inc	October 22, 2002
National\Houston\ 12603-12613 Executive Drive	Eagle One Logistics Inc	September 25, 2003
National\Houston\ 12603-12613 Executive Drive	Ritaco International Inc	February 4, 2000
National\Houston\ 12603-12613 Executive Drive	World Express Cargo Inc	July 27, 2001
National\Houston\ 12603-12613 Executive Drive	Direct Home Care Supply LLC	January 22, 2003
National\Houston\ 12603-12613 Executive Drive	RJS Companies Inc	November 6, 1997	July 18, 2002

B-1-5

National\Houston\ 12603-12613 Executive Drive	American Tile Supply Inc	April 30, 1995	July 1, 2000	July 1, 2003
National\Houston\ 12603-12613 Executive Drive	Whitehill Manufacturing Inc	July 15, 1996	September 3, 1999	September 1, 2000	June 21, 2001	August 19, 2002
National\Houston\ 4000 Greenbriar	Labarge STC Inc	November 12, 2002
4000 Greenbriar	Tadiran Microwave Networks Inc (Not on Disk)	November 1, 1995	January 31, 2002
National\Houston\ 4000 Greenbriar	California Microwave— Microwave Network Systems Inc	November 1, 1995	January 31, 2002
National\Houston\ 7215 Wynwood	FulfillPlus Inc	January 30, 2002	January 31, 2003	November 4, 2003
National\Houston\ 7215 Wynwood	XL Parts Inc	June 29, 2001	September 17, 2001
National\Houston\ 7215 Wynwood	Designer Stone Center Inc	June 29, 2001
National\Houston\ 7240-7260 Wynnpark	Liftex Inc	September 1, 1989	July 29, 1993	July 17, 1998	December 20, 1999	August 9, 2002
National\Houston\ 7240-7260 Wynnpark	Dimensional Stone Supply Inc	March 29, 2002	December 8, 2003
National\Houston\ 7240-7260 Wynnpark	Advanced Glass Block	December 13, 1999	December 14, 2000	April 30, 2002	August 15, 2003
National\Houston\ 7240-7260 Wynnpark	Senox Corporation	September 14, 2000
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Servomex Company Inc	May 23, 2002
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Provident Engineering Inc	June 6, 2003
Reed Rd & 505 & 525 Julie Rivers Dr	Thomas Ambulance Service Inc (Not on Disk)	February 11, 2004
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Draeger Safety Inc	October 2, 2002
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Professional Golf Ball Services LTD	September 28, 2003	February 25, 2004
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	The Rental Solution Inc	September 24, 2003
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	LS Motorsports LLC	December 9, 2003
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Sermatech International Inc.	May 10, 1982	May 31, 1983	June 11, 1985	January 4, 1990	July 10, 1995	September 27, 2000	June 12, 2002

B-1-6

National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Linda Vista Furniture	October 10, 2002
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	United Rentals Inc	July 13, 1999	May 12, 2004
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	Quest Design and Product Ltd	October 24, 2002
National\Houston\Reed Rd & 505 & 525 Julie Rivers Dr	The Quest Corporation	February 18, 1999	January 1, 2000	June 14, 2001
National\San Francisco\ Cherry Street	Accurate Moulding and Millwork	December 17, 2002
National\San Francisco\ Cherry Street	Economic Packaging Corporation	May 4, 2001	June 11, 2001
Cherry Street	Economic Packaging Corporation Lease Term (Not on Disks)	June 1, 2004
Cherry Street	Economic Packaging Corporation New Lease (Not on Disk)	June 1, 2004	June 18, 2004
National\San Francisco\ Cherry Street	Innovated Pack'g Co Inc & Integrated Pack'g & Crating Srvcs Inc	April 1, 1991	March 26, 1996	April 8, 1998	October 29, 2003	April 8, 2004
National\San Francisco\ Cherry Street	Metropolitan Life Insurance Company	August 3, 1998	September 8, 1998	April 24, 2000	August 16, 2001
Cherry Street	Metropolitan Life Insurance Company (Not on Disk)					May 14, 2004
National\San Francisco\ Cherry Street	Midland Manufacturing Corporation	December 23, 2003
National\San Francisco\ Cherry Street	Specialized Packaging Solutions Inc	October 29, 2003
National\San Francisco\ Cherry Street	ELO Touchsystems	June 26, 2000
National\San Francisco\ Cherry Street	Engineered Handling Products	September 19, 1990	February 12, 1996	March 15, 2001	March 1, 2003
National\San Francisco\ Cherry Street	Isis Foods Inc	March 1, 2002
National\San Francisco\ Cherry Street	Whirlpool Corporation	August 4, 1999	July 21, 1999	Forthcoming	July 21, 1999	August 22, 2000
National\San Francisco\ Cherry Street	Vincent M Montesinos	April 7, 2003
Cherry Street	Vincent M Montesinos (Not on Disk)	July 1, 2004

B-1-7

National\San Francisco\ Cherry Street	US China International Commerce Development Inc	May 7, 2004
National\San Francisco\ Corporate Avenue	Kulicke & Soffa Industries Inc	April 1, 2002	May 28, 2004
National\San Francisco\ Corporate Place	Multiple Allied Services	June 18, 1998	March 23, 2000
National\San Francisco\ Corporate Place	OpticNet Inc	September 20, 2000
National\San Francisco\ Corporate Place	Airlink Communications Inc	September 23, 2003	November 10, 2003
National\San Francisco\ Huntwood	Neopost Leasing Inc	March 3, 1982	May 1, 1989	October 1, 1996

B-1-8

EXHIBIT C

Deed

GEORGIA FORM

After Recording, Return to:

LIMITED WARRANTY DEED

STATE OF _______________

COUNTY OF ______________

        THIS INDENTURE, made this            day of MONTH OF CLOSING, 2004, between                        (herein called "Grantor") and ASSIGNEE NAME, ASSIGNEE ENTITY (herein called "Grantee").

        WITNESSETH:    That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee all that tract or parcel of land described on Exhibit A, attached hereto and made a part hereof.

        TO HAVE AND TO HOLD the said bargained premises, together with all and singular the rights, members and appurtenances thereof, to the same being, belonging or in any wise appertaining, to the only proper use, benefit and behoof of Grantee, forever, IN FEE SIMPLE.

        This Deed and the warranty of title contained herein are made expressly subject to the items set forth on Exhibit B attached hereto and made a part hereof, without expanding the limited warranty of title contained herein.

        Grantor will warrant and forever defend the right and title to the above described property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise.

        (The words "Grantor" and "Grantee" include all genders, plural and singular, and their respective heirs, successors and assigns where the context requires or permits.)

        IN WITNESS WHEREOF, Grantor has signed and sealed this deed, the day and year first above written.

Signed, sealed and delivered in the presence of:
By:
Name: Title:
Unofficial Witness
Notary Public
___________________ (NOTARY SEAL)
My Commission Expires:

C-1

EXHIBIT A

Legal Description

A-1

EXHIBIT B

(I)
INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II)
MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III)
NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV)
ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

C-1

ARIZONA DEED EXHIBIT

Recorded at the request of:

When recorded, mail to:

Order No.:

Special Warranty Deed

For the consideration of Ten Dollars, and other valuable consideration, I or we,                        do hereby convey to            the following real property located in                        County, Arizona:

See Exhibit "A" attached hereto.

Without expanding by implication the limited nature of this warranty, this Deed and the warranty of title contained herein are made expressly subject to the list of title exceptions set forth on Exhibit B attached hereto and made a part hereof and the Grantor hereby binds itself to warrant and defend the title as against all acts of the Grantor herein and no other.

Dated:

GRANTOR:

GRANTOR ENTITY

By:

Name:

Title:

State of

County of	Date of Acknowledgment

Acknowledgment of

This instrument was acknowledged before me this date by the persons above-subscribed and if subscribed in a representative capacity, then for the principal named and in the capacity indicated.

Notary Public

My commission expires:

NOTE: The parties are cautioned that by completing and executing this document, legal rights, duties and obligations are created. By signing, the parties acknowledge that they have been advised to seek and obtain independent legal counsel as to all matters contained in the within document prior to signing same and that said parties have obtained advice or choose to proceed without same.

EXHIBIT A to Arizona Deed
Legal Description

EXHIBIT B to Arizona Deed
Permitted Exceptions

(I)
INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II)
MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III)
NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV)
ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

CALIFORNIA FORM

Deed

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Attn:

(Space above this line for Recorder's use only)

[In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has delivered the amount of transfer for which is due by Separate Statement which is not being recorded with this Grant Deed.]

GRANT DEED

        FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, SELLERNAME, SELLERENTITY does hereby GRANT to ASSIGNEENAME, ASSIGNEEENTITY, its entire interest in that certain Real Property in the City of PROJECTCITY, PROJECTCOUNTY, State of PROJECTSTATE, as more particularly described in Exhibit "A" attached hereto, together with all rights, interests, privileges, easements and appurtenances thereto and all right, title and interest of Grantor in, to and under adjoining streets, rights of way and easements (the "Property").

        Without expanding by implication the limited nature of this warranty, this Deed and the warranty of title contained herein are made expressly SUBJECT TO:

    The list of title exceptions set forth on Exhibit B attached hereto and made a part hereof

SELLER NAME, SELLER ENTITY
Dated:	,
YEAR OF CLOSING		By:

Name:

Title:

STATE OF	)
	)	ss.
COUNTY OF	)

        On                        YEAR OF CLOSING, before me,                        , Notary Public, personally appeared                        personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

C-1

        Witness my hand and official seal.

Notary Public
[SEAL]
MAIL TAX STATEMENTS AS DIRECTED TO:

C-2

EXHIBIT "A" to California Deed

Legal Description

C-1

EXHIBIT "B" to California Deed

Permitted Title Exceptions

(I)
INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II)
MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III)
NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV)
ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

C-2

MASSACHUSETTS CORPORATE WARRANTY DEED EXHIBIT

Prepared by and upon
recording return to:

WARRANTY DEED
[BY CORPORATION]

        KNOW ALL PERSONS BY THESE PRESENTS That,                        , a                        ("Grantor"), whose mailing address is                        ,

        For consideration paid, and in full consideration of                        - Dollars ($                        )

        Grants to                        , a                        ("Grantee"), whose mailing address is                        ,

  with QUITCLAIM COVENANTS

the land described in Exhibit "A", and without expanding by implication the limited nature of this warranty, this Deed and the warranty of title contained herein are made expressly subject to the list of title exceptions set forth on Exhibit B attached hereto and made a part hereof.

        Being the same property conveyed to                        by                         deed of                        dated                         and recorded in the                        County Registry of Deeds at Book             , page                        .

        The conveyance evidenced hereby is/is not a transfer of all nor substantially all of the assets of                        in Massachusetts.

C-1

        IN WITNESS WHEREOF, the Grantor has caused its corporate seal to be hereto affixed and these presents to be signed, acknowledged and delivered in its name and behalf by                        , its                        , hereto duly authorized, this            day of                        in the year 2004.

By:
Name:
Its:
[CORPORATE SEAL]

The Commonwealth of Massachusetts

                       , 2004

COUNTY OF	, ss

        On this        day of                        , 2004, before, me appeared                        , to me personally known, who, being by me duly sworn did say that he is the treasurer of said corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and                        acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
Name:
My Commission expires

C-2

EXHIBIT A to Massachusetts Deed

Legal Description

C-1

EXHIBIT B

Permitted Exceptions

(I)
INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II)
MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III)
NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV)
ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

C-1

TEXAS SPECIAL WARRANTY DEED

AFTER RECORDING RETURN TO:

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF PROJECT COUNTY		§

        THAT, SELLER NAME, SELLER ENTITY ("Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid to Grantor by ASSIGNEE NAME, ASSIGNEE ENTITY ("Grantee"), whose mailing address is                        ,                         , Attention:                        , the receipt and sufficiency of such consideration being hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain real property being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements, structures and fixtures situated thereon (collectively, the "Property").

        TO HAVE AND TO HOLD the Property, together with all and singular the rights, interest, benefits, privileges, easements, tenements hereditaments and appurtenances thereon or appurtenant thereto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Property, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming, or claim the same, or any part thereof, by, through, or under Grantor, but not otherwise, subject to those title matters listed on Exhibit B hereto.

        Grantor also conveys, without warranty all right, title and interest of Grantor in and to any alleys, strips or gores adjoining the Property and any easements, rights of way or other interests in, on, under or to, any land, highway, street, road, right of way, open or proposed, in, on, under, across, in front of, abutting or adjoining the Property.

        Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the            calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

[the remainder of this page is intentionally left blank]

B-1

        IN WITNESS WHEREOF, this instrument has been executed as of (but not necessarily on) this        day of                  , YEAR OF CLOSING.

GRANTOR:
SELLER NAME, SELLER ENTITY
By:
Name:
Its

B-2

EXHIBIT A

LEGAL DESCRIPTION

B-1

EXHIBIT B

(I)
INTERESTS OF TENANTS IN POSSESSION UNDER LEASES;

(II)
MATTERS CREATED BY, OR WITH THE WRITTEN CONSENT OF, GRANTEE;

(III)
NON-DELINQUENT LIENS FOR REAL ESTATE TAXES AND ASSESSMENTS; AND

(IV)
ANY EXCEPTIONS TO TITLE DISCLOSED BY THE PUBLIC RECORDS OR WHICH WOULD BE DISCLOSED BY AN INSPECTION AND/OR SURVEY OF THE PROPERTY.

B-1

EXHIBIT D

Bill of Sale

        This Bill of Sale (the "Bill of Sale") is made and entered into this    day of MONTH OF CLOSING, 2004, by and between                        ("Assignor"), and ASSIGNEE NAME, ASSIGNEE ENTITY ("Assignee").

        In consideration of the sum of Ten Dollars ($10) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, convey and deliver to Assignee, its successors and assigns, all items of Tangible Personal Property (as defined in the Agreement referred to below), if any, owned by Assignor and situated upon and used exclusively in connection with the Real Property (as defined in the Agreement) and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, including, without limitation, the Tangible Personal Property identified in Exhibit B, if any, attached hereto and made a part hereof for all purposes (the "Personal Property").

        This Bill of Sale is made subject, subordinate and inferior to the easements, covenants and other matters and exceptions set forth on Exhibit C, if any, attached hereto and made a part hereof for all purposes.

        Assignee acknowledges and agrees that, except as expressly provided in, and subject to the limitations contained in, that certain Agreement of Purchase and Sale dated CONTRACTDATE, by and between CABOT INDUSTRIAL VENTURE A, LLC, CABOT INDUSTRIAL VENTURE B, LLC, CW INDUSTRIAL VENTURE B, LLC, CW INDUSTRIAL VENTURE A TEXAS, L.P., and CW INDUSTRIAL VENTURE B TEXAS, L.P. and Dividend Capital Operating Partnership LP (as amended, the "Agreement"), Assignor has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the nature, quality or conditions of the Personal Property, (b) the income to be derived from the Personal Property, (c) the suitability of the Personal Property for any and all activities and uses which Assignee may conduct thereon, (d) the compliance of or by the Personal Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (e) the quality, habitability, merchantability or fitness for a particular purpose of any of the Personal Property, or (f) any other matter with respect to the Personal Property. Assignee further acknowledges and agrees that, having been given the opportunity to inspect the Personal Property, Assignee is relying solely on its own investigation of the Personal Property and not on any information provided or to be provided by Assignor, except as specifically provided in the Agreement. Assignee further acknowledges and agrees that any information provided or to be provided with respect to the Personal Property was obtained from a variety of sources and that Assignor has not made any independent investigation or verification of such information. Assignee further acknowledges and agrees that the sale of the Personal Property as provided for herein is made on an "as is, where is" condition and basis "with all faults," except as specifically provided in, and subject to the limitations contained in, the Agreement.

        The obligations of Assignor are intended to be binding only on the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any Seller Related Parties (as defined in the Agreement).

D-1

        IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale to be executed on the date and year first above written.

ASSIGNOR:

By:
Name:
Its:
ASSIGNEE:
ASSIGNEE NAME, ASSIGNEE ENTITY
By:
Name:
Its:

D-2

EXHIBIT E

Assignment of Leases, Service Contracts,
Warranties and Other Intangible Property

        This Assignment of Leases, Service Contracts, Warranties and Other Intangible Property (this "Assignment") is made and entered into this    day of MONTH OF CLOSING, 2004, by and between                        ("Assignor"), ASSIGNEE NAME, ASSIGNEE ENTITY ("Assignee").

        For good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, set over and deliver unto Assignee all of Assignor's right, title, and interest in and to the following (collectively, the "Assigned Items"): (i) those certain leases (the "Leases") listed on Exhibit A attached hereto and made a part hereof for all purposes except for Seller's right to collect delinquent rent and other delinquent sums owing under such Leases for the period prior to the date hereof in accordance with the Agreement (as defined below), (ii) those certain service contracts, equipment leases, tenant improvement agreements and leasing agreements (the "Service Contracts") listed on Exhibit B, if any, attached hereto and made a part hereof for all purposes, and (iii) those certain warranties held by Assignor (the "Warranties") listed on Exhibit C, if any, attached hereto and made a part hereof for all purposes, and (iv) all zoning, use, occupancy and operating permits, and other permits, licenses, approvals and certificates, maps, plans, specifications, and all other Intangible Personal Property (as defined in the Agreement) owned by Assignor and used exclusively in the use or operation of the Real Property and Personal Property (each as defined in the Agreement), including, without limitation, any trade name owned by Assignor now used exclusively in connection with the Real Property and any other agreements or rights relating to the use and operation of the Real Property and Personal Property but excluding the names "RREEF" and any derivatives thereof (collectively, the "Other Intangible Property").

        This Assignment is made subject, subordinate and inferior to the easements, covenants and other matters and exceptions set forth on Exhibit D, if any, attached hereto and made a part hereof for all purposes.

        ASSIGNEE ACKNOWLEDGES AND AGREES, BY ITS ACCEPTANCE HEREOF, THAT, EXCEPT AS EXPRESSLY PROVIDED IN, AND SUBJECT TO THE LIMITATIONS CONTAINED IN, THAT CERTAIN AGREEMENT OF PURCHASE AND SALE, DATED AS OF CONTRACT DATE, BY AND BETWEEN CABOT INDUSTRIAL VENTURE A, LLC, CABOT INDUSTRIAL VENTURE B, LLC, CW INDUSTRIAL VENTURE B, LLC, CW INDUSTRIAL VENTURE A TEXAS, L.P., and CW INDUSTRIAL VENTURE B TEXAS, L.P. AND DIVIDEND CAPITAL OPERATING PARTNERSHIP LP (AS AMENDED, THE "AGREEMENT"), THE ASSIGNED ITEMS ARE CONVEYED "AS IS, WHERE IS" AND IN THEIR PRESENT CONDITION WITH ALL FAULTS, AND THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE NATURE, QUALITY OR CONDITION OF THE ASSIGNED ITEMS, THE INCOME TO BE DERIVED THEREFROM, OR THE ENFORCEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE ASSIGNED ITEMS.

        Except as otherwise expressly provided in Article VII of the Agreement, by accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged from and after the Closing Date (as defined in the Agreement) by (a) the "landlord" or the "lessor" under the terms, covenants and conditions of the Leases, including, without limitation, brokerage commissions and compliance with the terms of the Leases relating to tenant improvements and security deposits, and (b) the owner under the Service Contracts, the Warranties and/or the Other Intangible Property. Assignee agrees to indemnify, hold harmless and defend Assignor from and against any and all claims, losses, liabilities, damages, costs and expenses (including, without limitation, court costs and reasonable attorneys' fees and disbursements) resulting by reason of the failure of Assignee to pay, perform or discharge any of the debts, duties or obligations assumed or agreed to be assumed by Assignee hereunder arising out of or relating to, directly or indirectly, in whole or in part, the Assigned Items, from and after the Closing Date. Except as otherwise expressly provided in Article VII and subject to the provisions of Sections 3.2 and 9.19 of the Agreement (which provisions are not modified in any way by the following indemnity), Assignor agrees to protect, indemnify, defend and hold Assignee harmless from and against all claims, losses, damages, costs, expenses, obligations and liabilities (including, without limitation, court costs and reasonable attorneys' fees and disbursements) (collectively, "Claims") arising out of or relating to, directly or indirectly, in whole or in part, the Leases or Service Contracts prior to the Closing Date; provided, however, that the foregoing indemnity shall not apply to any Claims relating in any way to the physical, environmental or other condition of the Property (as defined in the Agreement) or the compliance or non-compliance of the Property with any legal requirements; and provided further that the foregoing indemnity shall apply solely to Claims first raised after the Closing Date and shall survive only for a period of six (6) months after the Closing Date. Any such Claim which Assignee may have at any time against Assignor, whether known or unknown, which is not specifically asserted by written notice to Assignor within such six (6) month period shall not be valid or effective, and neither Assignor nor any Seller Related Parties (as defined in the Agreement) shall have any liability with respect thereto.

        The obligations of Assignor are intended to be binding only on the property of Assignor and shall not be personally binding upon, nor shall any resort be had to, the private properties of any Seller Related Parties.

        All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the day and year first above written.

ASSIGNOR:

By:
Name:
Its:
ASSIGNEE:
ASSIGNEE NAME, ASSIGNEE ENTITY
By:
Name:
Its:

EXHIBIT F

Tenant Estoppel

[DATE]

Dividend Capital Operating Partnership LP
518 17th Street, Suite 1700
Denver, CO 80202
Attention: Teresa L. Corral

The undersigned ("Tenant") hereby certifies to                        ("Seller") and to Dividend Capital Operating Partnership LP ("Buyer") and any mortgage lender of Buyer or Buyer's assignee in connection with Buyer's proposed purchase of [address], [city/state] (the "Building") that:

        1.     Tenant is the lessee of certain space (the "Premises") in the Building, containing approximately            square feet and known as Suite No.            , under a lease dated                        ,            (the "Lease") entered into between Tenant and                         , as lessor ("Lessor").

        2.     The Lease is presently in full force and effect and, to Tenant's knowledge, Tenant is not in default thereunder.

        3.     The Lease, a copy of which is attached hereto as Exhibit A, constitutes the entire agreement between the Lessor and Tenant and there has been no amendment, written or oral, to the Lease except as included in Exhibit A. Tenant neither expects nor has been promised any inducement, concession or consideration for entering into the Lease, except as stated therein, and there are no side agreements or understandings between Lessor and Tenant.

        4.     Tenant has accepted the Premises and is paying rent under the Lease. All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant, except                        , and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid.

        5.     The term of the Lease commenced on                        ,            , and will end on                        , with options to extend of successive periods of             years each.

        6.     Base rent is currently payable in the amount of $                        per month and Tenant is currently making estimated payments of additional rent of $                        per month. The base year for pass-through of operating expenses and taxes is                        , and the base year amount for taxes is $                        , and the base year amount for operating expenses is $                        [or the base amount for taxes is                        , and the base amount for operating expenses is                        . Tenant is required to pay its pro rata share of operating expenses of the Building and its pro rata share of the Building's real property taxes and insurance costs.

        7.     As of the date of this certificate, to the knowledge of Tenant, Lessor is not in default under the Lease.

        8.     The amount of the security deposit paid under the terms of the Lease is                        Dollars ($                        ). No rent under the Lease has been paid more than one month in advance, and no other sums have been deposited with Lessor.

        9.     The undersigned has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises except as follows:                         .

        10.   All exhibits attached hereto are by this reference incorporated fully herein. The terms "this certificate" shall be considered to include all such exhibits. The undersigned makes this statement for the Buyer's and Seller's benefit and protection with the understanding that Buyer (and any assignee of

F-1

Buyer's right to purchase the Premises) and its lender, if any, intend to rely upon this statement in connection with Buyer's or its assignee's intended purchase (and its lender's financing of the purchase) of the Premises from Seller. The undersigned agrees that it will, upon receipt of written notice from Seller, commence to pay all rents to the Buyer (or its assignee) or to any agent acting on behalf of the Buyer or its assignee.

EXECUTED:	, 2004	TENANT:
By:
Its:

F-2

EXHIBIT G

List of Service Contracts

RREEF National—Service Contracts

Effective as of August 9, 2004

Folder Structure—Portfolio\City\Property	DD Item/Contractor	Inventory
Service Contracts
RREEF National\Atlanta\Service Contracts	Advantage Fire Sprinkler Co Inc	CF
RREEF National\Atlanta\Service Contracts	All-Pro Pest Services Inc	CF
RREEF National\Atlanta\Service Contracts	ATC Associates Inc 002	CF
RREEF National\Atlanta\Service Contracts	Atlanta Contracting Enterprises Inc	CF
RREEF National\Atlanta\Service Contracts	Clean & Clear	CF
RREEF National\Atlanta\Service Contracts	Certified Fire Protection Inc	CF
RREEF National\Atlanta\Service Contracts	Corporate Commercial Sweeping Inc	CF
RREEF National\Atlanta\Service Contracts	East Coast Fire Protection Co Inc	CF
RREEF National\Atlanta\Service Contracts	Peachtree Pest Control	CF
RREEF National\Atlanta\Service Contracts	RRK Associates	CF
RREEF National\Atlanta\Service Contracts	SKB Industries Inc	CF
RREEF National\Atlanta\Service Contracts	Valcourt Building Services LC	CF
RREEF National\Atlanta\Service Contracts	Watt Commercial Sweeping Inc	CF
RREEF National\Atlanta\Service Contracts	Western Pest Services	CF
RREEF National\Atlanta\Service Contracts	Hickory Hill Landscaping Inc	CF
RREEF National\Atlanta\Service Contracts	Fire Systems Inc	CF
RREEF National\Atlanta\Service Contracts	Allgood Services of Georgia Inc	CF
RREEF National\Atlanta\Service Contracts	Environmental Care	CF
RREEF National\Atlanta\Service Contracts	ValleyCrest Landscape Maintenance Inc	CF
RREEF National\Boston\Service Contracts	Building Technology Engineers Inc	CF
RREEF National\Boston\Service Contracts	Norel Service Company	CF
RREEF National\Boston\Service Contracts	A-1 Lighting Services Co.	PJ
RREEF National\Boston\Service Contracts	James A. Martin Company (65 Sunnyslope Ave)	PJ
RREEF National\Boston\Service Contracts	James A. Martin Company (14 and 16 Progress Road)	PJ
RREEF National\Boston\Service Contracts	Aetna Corp.	PJ
RREEF National\Boston\Service Contracts	Landscaping Etc, Inc.	PJ
RREEF National\Boston\Service Contracts	LandTech, Inc.	PJ
RREEF National\Dallas\Service Contracts	Action Automatic Sprinkler Inc	CF
RREEF National\Dallas\Service Contracts	Lighting Supply Inc	CF
RREEF National\Dallas\Service Contracts	LMS Landscape Inc	CF
RREEF National\Dallas\Service Contracts	Mister Sweeper Inc	CF
RREEF National\Phoenix\Service Contracts	Sun State Lawn	CF
RREEF National\Phoenix\Service Contracts	Southwest Lawn Care	CF
RREEF National\Phoenix\Service Contracts	Terminix (Pest Control)	CF
RREEF National\Phoenix\Service Contracts	Desert Sweeping	CF
RREEF National\Phoenix\Service Contracts	Cactus Sweeping Inc	CF
RREEF National\Phoenix\Service Contracts	Sunstate Sweeping	CF
RREEF National\Phoenix\Service Contracts	Service Maintenance	CF
RREEF National\Phoenix\Service Contracts	On-Site Commercial	CF

G-1

RREEF National\Phoenix\Service Contracts	Metro Fire Fire-Safety Testing	CF
RREEF National\Phoenix\Service Contracts	Standard Roofing	CF
RREEF National\Phoenix\Service Contracts	Brimhall Enterprises Inc., d/b/a A Design Electric	PJ
RREEF National\San Francisco\Service Contracts (Excluding Cherry)	Pro-Sweep Inc 002	CF
RREEF National\San Francisco\Service Contracts (Excluding Cherry)	Vista Universal Inc	CF
RREEF National\San Francisco\Service Contracts (Excluding Cherry)	Cagwin & Dorward	CF
RREEF National\San Francisco\Service Contracts (Excluding Cherry)	Barker Mechanical Services Inc	CF
RREEF National\San Francisco\Service Contracts (Excluding Cherry)	Bay Alarm	CF

G-2

EXHIBIT H

Earnest Money Escrow Agreement

        This Escrow Agreement is made as of the Effective Date (as defined in the Purchase Agreement (defined below)), by and among CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company, CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company, CW INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership and CW INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership (collectively, "Seller") and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP ("Buyer"), and CHICAGO TITLE INSURANCE COMPANY ("Escrow Agent").

RECITALS

        Seller and Buyer have entered into a certain purchase agreement of even date herewith (the "Purchase Agreement") concerning real property more particularly described in the Purchase Agreement (the "Property").

        In connection with the Purchase Agreement, Seller and Buyer have requested Escrow Agent to receive funds to be held in escrow and applied in accordance with the terms and conditions of this Escrow Agreement.

        NOW THEREFORE, in consideration of the above recitals, the mutual promises set forth herein and other good and valuable consideration, the parties agree as follows:

        1.     ESCROW AGENT. Chicago Title Insurance Company hereby agrees to act as Escrow Agent in accordance with the terms and conditions hereof.

        2.     INITIAL DEPOSIT/ADDITIONAL DEPOSITS. Escrow Agent shall receive an initial deposit in the amount of Two Million and No/100 Dollars ($2,000,000.00). Any additional amounts deposited with Escrow Agent shall be added to the initial deposit and together with the initial deposit and all interest earned thereon shall be referred to herein collectively as the "Escrow Fund".

        3.     DEPOSITS OF FUNDS. All checks, money orders or drafts will be processed for collection in the normal course of business. Escrow Agent may initially deposit such funds in its custodial or escrow accounts which may result in the funds being commingled with escrow funds of others for a time; however, as soon as the Escrow Fund has been credited as collected funds to Escrow Agent's account, then Escrow Agent shall immediately deposit the Escrow Fund into an interest bearing account with any reputable trust company, bank, savings bank, savings association, or other financial services entity. Deposits held by Escrow Agent shall be subject to the provisions of applicable state statues governing unclaimed property. Seller and Buyer will execute the appropriate Internal Revenue Service documentation for the giving of taxpayer identification information relating to this account. Seller and Buyer do hereby certify that each is aware the Federal Deposit Insurance Corporation coverages apply to a maximum amount of $100,000.00 per depositor. Further, Seller and Buyer understand that Escrow Agent assumes no responsibility for, nor will Seller or Buyer hold same liable for any loss occurring which arises from a situation or event under the Federal Deposit Insurance Corporation coverages.

        All interest will accrue to and be reported to the Internal Revenue Service for the account of Buyer, as set forth below:

Name:	Dividend Capital Operating Partnership LP Address: 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: Teresa L. Corral Phone No.: (303) 226-1470 Fax No.: (303) 226-2201
Tax I.D.	82-0538522

Escrow Agent shall not be responsible for any penalties, or loss of principal or interest, or any delays in the withdrawal of the funds which may be imposed by the depository institution as a result of the making or redeeming of the investment pursuant to Seller and Buyer instructions.

        4.     DISBURSEMENT OF ESCROW FUND. Escrow Agent may disburse all or any portion of the Escrow Fund in accordance with and in reliance upon written instructions from both Seller and Buyer or otherwise as required/permitted by the terms of the Purchase Agreement. The Escrow Agent shall have no responsibility to make an investigation or determination of any facts underlying such instructions or as to whether any conditions upon which the funds are to be released have been fulfilled or not fulfilled, or to whom funds are released.

        5.     DEFAULT AND/OR DISPUTES. In the event any party to the transaction underlying this Agreement shall tender any performance after the time when such performance was due, Escrow Agent may proceed under this Agreement unless one of the parties to this Agreement shall give to the Escrow Agent written direction to stop further performance of the Escrow Agent's functions hereunder. In the event written notice of default or dispute is given to the Escrow Agent by any party, or if Escrow Agent receives contrary written instructions from any party, the Escrow Agent will promptly notify all parties of such notice. Thereafter, Escrow Agent will decline to disburse funds or to deliver any instrument or otherwise continue to perform its escrow functions, except upon receipt of a mutual written agreement of the parties or upon an appropriate order of court. In the event of a dispute, the Escrow Agent is authorized to deposit the escrow into a court of competent jurisdiction for a determination as to the proper disposition of said funds. In the event that the funds are deposited in court, the Escrow Agent shall be entitled to file a claim in the proceeding for its costs and counsel fees, if any.

        6.     ESCROW AGENT FEES AND OTHER EXPENSES. Escrow Agent shall not charge for its services hereunder. Escrow Agent shall not be required to advance its own funds for any purpose provided that any such advance, made at its option, shall be promptly reimbursed by the party for whom it is advanced, and such optional advance shall not be an admission of liability on the part of Escrow Agent.

        7.     PERFORMANCE OF DUTIES. In performing any of its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, Escrow Agent shall not be liable to anyone for any damages, losses or expenses which may occur as a result of Escrow Agent so acting, or failing to act; provided, however, Escrow Agent shall be liable for damages arising out of its willful default or gross negligence under this Agreement. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any good faith act or omission upon advice of counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent hereunder, or (ii) any good faith act or omission in reliance upon any document, including any written notice or instructions provided for in the Agreement, not only as to its due execution and to the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow

Agent shall in good faith believe to be genuine, to have been signed or presented by the proper person or persons and to conform with the provisions of this Agreement.

        8.     LIMITATIONS OF LIABILITY. Escrow Agent shall not be liable for any loss or damage resulting from the following:

        (a)   The effect of the transaction underlying this Agreement including without limitation, any defect in the title to the real estate, any failure or delay in the surrender of possession of the property, the rights or obligations of any party in possession of the property, the financial status or insolvency of any other party, and/or any misrepresentation of fact made by any other party;

        (b)   The default, error, act or failure to act by any other party to the escrow;

        (c)   Any loss, loss of value or impairment of funds which have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a depository institution if such loss or loss of value or impairment results from the failure, insolvency or suspension of a depository institution;

        (d)   Any defects or conditions of title to any property that is the subject of this escrow provided, however, that this limitation of liability shall not affect the liability of Escrow Agent under any title insurance policy which it has issued or may issue. NOTE: No title insurance liability is created by this Agreement.

        (e)   Escrow Agent's compliance with any legal process including but not limited to, subpoena, writs, orders, judgments and decrees of any court whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.

        9.     HOLD HARMLESS. Buyer and Seller shall indemnify the Escrow Agent and hold the Escrow Agent harmless from all damage, costs, claims and expenses arising from performance of its duties as Escrow Agent including reasonable attorneys' fees, except for those damages, costs, claims and expenses resulting form the gross negligence or willful misconduct of the Escrow Agent.

        10.   TERMINATION. This Agreement shall terminate upon the first to occur of (a) one year from the date hereof, in which event Escrow Agent shall disburse the Escrow Fund to the person who deposited such funds, less Escrow Agent's fees and expenses, unless this Agreement is extended by written agreement of all parties including the Escrow Agent; (b) the disbursement by Escrow Agent of all of the Escrow Fund and; (c) the joint written instructions of Buyer and Seller.

        11.   RELEASE OF PAYMENT. Payment of the funds so held in escrow by the Escrow Agent, in accordance with the terms, conditions and provisions of this Escrow Agreement, shall fully and completely discharge and exonerate the Escrow Agent from any and all future liability or obligations of any nature or character at law or equity to the parties hereto or under this Agreement.

        12.   NOTICES.

To Buyer:	Dividend Capital Operating Partnership LP 518 17th Street, Suite 1700 Denver, Colorado 80202 Attention: Teresa L. Corral Phone No.: (303) 226-1470 Fax No.: (303) 226-2201

with a copy to:	Mayer, Brown, Rowe & Maw LLP 190 South LaSalle Street Chicago, Illinois 60603 Attention: George Ruhlen and Milos Markovic Phone No.: (312) 701-7202 Fax No.: (312) 701-7711
To Seller:	c/o RREEF 280 Park Avenue, 40th Floor New York, New York 10017 Attention: Peter F. Feinberg Phone No.: (212) 454-3900 Fax No.: (212) 454-6616
with a copy to:	Alston & Bird LLP 1201 W. Peachtree Street Atlanta, Georgia 30309 Attention: James G. Farris, Jr. Phone No.: (404) 881-7896 Fax No.: (404) 881-7777
If to Escrow Agent:	Chicago Title Insurance Company 171 N. Clark Street Chicago, IL 60601 Attention: Linda M. Tyrrell Phone No.: (312) 223-3361 Fax No.: (312) 223-4857

        13.   This Agreement shall be binding upon and inure to the benefit of the parties respective successors and assigns.

        14.   This Agreement shall be governed by and construed in accordance with the Laws of the State in which the Property is located.

        15.   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute but one and the same instrument.

        16.   Time shall be of the essence of this Agreement and each and every term and condition hereof.

        17.   In the event a dispute arises between Buyer and Seller under this Agreement, the losing party shall pay the attorney's fees and court costs of the prevailing party.

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and sealed as of the date first stated above.

SELLER: CABOT INDUSTRIAL VENTURE A, LLC, a Delaware limited liability company
By:	Peter F. Feinberg Vice President
CABOT INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company
By:	Peter F. Feinberg Vice President
CW INDUSTRIAL VENTURE B, LLC, a Delaware limited liability company
By:	Peter F. Feinberg Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

CW INDUSTRIAL VENTURE A TEXAS, L.P., a Delaware limited partnership
By: CW Industrial A Texas, LLC, a Delaware limited liability company, its General Partner
By:	Peter F. Feinberg Vice President
CW INDUSTRIAL VENTURE B TEXAS, L.P., a Delaware limited partnership
By: CW INDUSTRIAL B TEXAS, LLC, a Delaware limited liability company, its General Partner
By:	Peter F. Feinberg Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

BUYER:
DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:
Name:
Its:

[SIGNATURES CONTINUED ON NEXT PAGE]

ESCROW AGENT:
CHICAGO TITLE INSURANCE COMPANY
By:
Name:
Title:
[CORPORATE SEAL]

SCHEDULE 1

Disclosure Items

        1.     Natural hazards described in the following California code sections (the "Natural Hazard Laws") may affect the Property: (A) Govt. Code Section 8589.3 (Special Flood Hazard Area); (B) Govt. Code Section 8589.4 (Inundation Area); (C) Govt. Code Section 51183.5 (Fire Hazard Severity Zone); (D) Public Resource Code Section 2621.9 (Earthquake Fault Zone); (E) Public Resource Code Section 2694 (Seismic Hazard Zone); and (F) Public Resource Code Section 4136 (Wildland Area). Seller's Broker shall execute and deliver to Buyer a Natural Hazards Disclosure Statement with respect to the foregoing matters (the "Natural Hazards Disclosure Statement"). Buyer acknowledges and agrees that Buyer will independently evaluate and investigate whether any or all of such Natural Hazards affect the Property, and Seller shall have no liabilities or obligations with respect thereto. Prior to the expiration of the Contingency Period, Buyer shall execute and deliver to Seller the Natural Hazards Disclosure Statement. BUYER ACKNOWLEDGES AND REPRESENTS THAT BUYER HAS EXTENSIVE EXPERIENCE ACQUIRING AND CONDUCTING DUE DILIGENCE REGARDING COMMERCIAL PROPERTIES. THIS PROVISION IS AN ESSENTIAL ASPECT OF THE BARGAIN BETWEEN THE PARTIES.

H-1

EXHIBIT I

APPROVAL CRITERIA

MASTER LEASE

RREEF NATIONAL PORTFOLIO

        I.     Lease Parameters

        A.    Provided that the lease parameters outlined on the Master Lease Schedule attached hereto as Exhibit J are satisfied, a prospective lease will be deemed approved subject to Use and Credit Criteria outlined below.

        1.     In order for the lease to be deemed an approved lease, the Tenant Improvement and Commission amounts to be paid by Buyer (i.e. Seller may elect to pay excess amounts pursuant to Section 7.6) must be equal to or less than the amounts outlined on Exhibit J.

        II.    Use

        A.    Tenant operations consistent with existing uses in the park or uses commonly found in comparable industrial facilities shall be approved subject to the following:

        1.     Uses that pose significant environmental risk may be disapproved;

        2.     Uses that require more than pro rata share of automobile or truck parking may be disapproved; and

        3.     Uses that require outside storage or exterior trade fixtures may be disapproved.

        III.  Credit Criteria

        A.    An effort will be made to approve leases with tenants with positive prior landlord references.

        B.    If a tenant occupies greater than 50% of a property, such tenant must have

        1.     Net worth of at least aggregate base rent times four; and

        2.     Positive EBIDTA for prior 12 months or latest annual reporting period; and

        3.     The tenant, tenant's parent or wholly owned subsidiary of tenant must have been in business for a minimum of two years.

        C.    If a tenant occupies less than 50% of a property, but more than 25%, such tenant must have

        1.     Net worth of at least aggregate base rent times three; and

        2.     Positive Net Income for prior 12 months or latest annual reporting period

        D.    If the tenant occupies less than 25% of a property

        1.     RREEF will use best efforts to secure a bank letter of credit or a cash security deposit for the equivalent of one month's base rent from such tenant.

        IV.   DCT Approval Rights

        A.    DCT may, but is under no obligation to, approve leases that do not satisfy the above criteria.

EXHIBIT J

MASTER LEASE SCHEDULE

QuickLinks

  Exhibit 10.1
AGREEMENT OF PURCHASE AND SALE
ARTICLE I PURCHASE AND SALE OF PROPERTY
ARTICLE II CONDITIONS
ARTICLE III BUYER'S EXAMINATION
ARTICLE IV TITLE
ARTICLE V RISK OF LOSS AND INSURANCE PROCEEDS
ARTICLE VI BROKERS AND EXPENSES
ARTICLE VII LEASES AND OTHER AGREEMENTS
ARTICLE VIII CLOSING AND ESCROW
ARTICLE IX MISCELLANEOUS
LIST OF EXHIBITS AND SCHEDULES Exhibits
  Exhibit A-1
GENERAL PROPERTY DESCRIPTIONS ATLANTA PROPERTIES
DALLAS PROPERTIES
HOUSTON PROPERTIES
PHOENIX PROPERTIES
SAN FRANCISCO PROPERTIES
EXHIBIT A Real Property Description
EXHIBIT C Deed GEORGIA FORM
LIMITED WARRANTY DEED
EXHIBIT A Legal Description
EXHIBIT B
ARIZONA DEED EXHIBIT
Special Warranty Deed
EXHIBIT A to Arizona Deed Legal Description
EXHIBIT B to Arizona Deed Permitted Exceptions
CALIFORNIA FORM Deed
GRANT DEED
EXHIBIT "A" to California Deed Legal Description
EXHIBIT "B" to California Deed Permitted Title Exceptions
MASSACHUSETTS CORPORATE WARRANTY DEED EXHIBIT
WARRANTY DEED [BY CORPORATION]
The Commonwealth of Massachusetts
EXHIBIT A to Massachusetts Deed Legal Description
EXHIBIT B Permitted Exceptions
SPECIAL WARRANTY DEED
EXHIBIT A LEGAL DESCRIPTION
EXHIBIT B
EXHIBIT D Bill of Sale
EXHIBIT E Assignment of Leases, Service Contracts, Warranties and Other Intangible Property
EXHIBIT F Tenant Estoppel
EXHIBIT G List of Service Contracts
EXHIBIT H Earnest Money Escrow Agreement
SCHEDULE 1 Disclosure Items
EXHIBIT I APPROVAL CRITERIA MASTER LEASE RREEF NATIONAL PORTFOLIO
EXHIBIT J MASTER LEASE SCHEDULE